As filed with the Securities and Exchange Commission on September 11, 2013

1933 Act File No. 333-93813

1940 Act File No. 811-09761

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 39	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 40	☒

(Check appropriate box or boxes.)

DIREXION INSURANCE TRUST

1301 Avenue of the Americas (6th Avenue), 35th Floor

New York, New York 10019

(Exact name of Registrant as Specified in Charter)

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (646) 572-3390

Daniel D. O’Neill

1301 Avenue of the Americas (6th Avenue), 35th Floor

New York, New York 10019

(Name and Address of Agent for Service)

Copy to:

Adam R. Henkel	Eric S. Purple
U.S. Bancorp Fund Services, LLC	K&L Gates LLP
615 East Michigan	1601 K Street, NW
Milwaukee, WI 53202	Washington, DC 20006

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☒	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

DIREXION INSURANCE TRUST

CONTENTS OF REGISTRATION STATEMENT

This registration document is comprised of the following:

Cover Sheet

Contents of Registration Statement:

Combined Prospectus and Statement of Additional Information for the Direxion VP Indexed Commodity Strategy Fund, Direxion VP Indexed Managed Futures Strategy Fund, Direxion VP Long/Short Global Currency Fund and the Direxion Zacks VP MLP High Income Fund;

Part C of Form N-1A;

Signature Page; and

Exhibits.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion, dated September 11, 2013

[DIREXION LOGO]

THE DIREXION INSURANCE TRUST

PROSPECTUS

1301 Avenue of the Americas (6th Avenue), 35th Floor         New York, New York 10019        (800) 851-0511

DIREXION VP INDEXED COMMODITY STRATEGY FUND

DIREXION VP INDEXED MANAGED FUTURES STRATEGY FUND

DIREXION VP LONG/SHORT GLOBAL CURRENCY

DIREXION ZACKS VP MLP HIGH INCOME FUND

www.direxionfunds.com

The Funds offers their shares to insurance company separate accounts that fund variable annuity contracts and life insurance policies. This Prospectus should be read together with the prospectus for those contracts and policies. Shares are also offered to certain qualified pension and retirement plans outside the context of separate accounts.

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[            ], 2013

In deciding whether to invest in the fund described herein, you should rely on information in this Prospectus and the Statement of Additional Information (the “SAI”) relating to the Fund. The Direxion Insurance Trust (the “Trust”) has not authorized others to provide additional information. The Trust does not authorize the use of this Prospectus in any state or jurisdiction in which such offering may not be legally made.

i

SUMMARY SECTION

Direxion VP Indexed Commodity Strategy Fund

Investment Objective

The Direxion VP Indexed Commodity Strategy Fund (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Auspice Broad Commodity Index (the “Index”).

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund. The fees and expenses below do not reflect any fees and expenses imposed on shares of the Fund purchased through variable annuity contracts and variable life insurance policies (“Contracts”), which would increase overall fees and expenses. Please refer to your Contract Prospectus for a description of those fees and expenses.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Maximum Deferred Sales Charge (Load) (as percentage of original purchase price or redemption proceeds, whichever is less)		None
Redemption Fee (as a percentage of amount redeemed on shares redeemed within 30 days of date of purchase, if applicable)		None
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees of the Fund and the Subsidiary		0.85%
Distribution and/or Service (12b-1) Fees		0.25%
Other Expenses of the Fund(1)		0.36%

Operating Services Fee	0.16%
Shareholder Servicing Fee	0.20%
Total Annual Fund Operating Expenses		1.46%

(1)	Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Rafferty has contractually agreed to pay all expenses of the Fund through September 1, 2015 other than the following: management fees, distribution and/or service fees, shareholder servicing fees, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Fund. This Operating Services Agreement may be terminated at any time by the Board of Trustees.

Example. The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect any fees and expenses imposed under a Contract, which would increase overall fees and expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Direxion VP Indexed Commodity Strategy Fund	$149	$462

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes to shareholders who hold Fund shares in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.

1

Principal Investment Strategy

The Fund is managed to track the performance of the Index, which seeks to reflect trends (in either direction) in the commodity futures markets. The Fund will invest up to 25% of its total assets in a wholly owned and controlled subsidiary (the “Subsidiary”). The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. The Fund, directly and/or indirectly through the Subsidiary, primarily invests in a combination of commodity futures, commodity-linked notes and swap contracts (collectively, “Financial Instruments”). The Fund may invest directly in certain Financial Instruments, exchange-traded Funds (“ETFs”) and other investment companies that provide exposure to commodities and equity securities, as well as fixed income securities that are described below. The Fund’s return is expected to be derived principally from the changes in the value of securities and its portfolio is expected to consist principally of securities. Each of the positions in the Financial Instruments may be positioned either long or flat (no position) based on its price relative to its average price over a recent period, with the ability to change positions as frequently as daily if the Index is so adjusted. The Financial Instruments provide the Fund with exposure to domestic and international markets, including the markets of emerging countries.

The Fund may also invest in fixed income securities that include U.S. government securities, investment grade short-term fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less. The Fund uses the fixed-income securities as investments and to collateralize its commodity-linked derivative exposure on a day-to-day basis. As a whole, the Fund’s investments are meant to track the investment returns of the Index within the limitations of the federal tax requirements applicable to regulated investment companies.

The Fund’s use of Financial Instruments will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset class underlying a Financial Instrument and results in increased volatility, which means that the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use the Financial Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s net asset value (“NAV”) to be volatile.

The Index may rebalance monthly based on the historical volatility of each Index component. In addition, the Index and the Fund may change the position in a component from a long position to being flat, or vice versa, as frequently as daily based on the prevailing trends of the component’s price. For example, the Index may change the position in a component from a long position to being flat if there is a reversal in that component’s price trend. The Fund generally repositions its portfolio holdings following each month-end in accordance with the rebalancing of the Index, but also may change the position in a component from a long position to being flat, or vice versa, in any given commodity on a daily basis if the Index is so adjusted.

The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. References below to the Fund include the Subsidiary where the context permits or requires.

Target Index

The Auspice Broad Commodity Index aims to capture trends in the commodity markets. The Index uses a quantitative methodology to track prices of a diversified portfolio of traditional commodity futures contracts, or “components.” As a result of the Index’s methodology, the Index may have leveraged exposure to one or more sectors at times. The Index rebalances monthly the position size of each component. The position size that the Index takes in any component is dependent on the historical volatility of that component and the total Index value, and is independent of the volatility and position of other components in the Index. Each of the 12 components of the Index is positioned either long or flat (no position) by the Index, depending upon the direction of the price trend for that individual component. The Index will modify its position in a component from long to flat, or vice versa, as frequently as daily based on the prevailing trends of the price of the component. The 12 components are grouped into 3 sectors with the following percentage allocations as of June 28, 2013: (1) Agriculture: 23.74%; (2) Energy: 8.31%; and (3) Metals: 0.00%. The remaining 67.95% of the allocation represents the components that the Index has positioned as flat or no position. This amount is invested in fixed income securities. The Index on a rolling basis will replace expiring futures contracts based on an optimization process that selects a contract from the

2

universe of all exchange-traded futures contracts within the next 13 month period. The Index was created to yield a benchmark value of 1000 on January 1, 2000.

The Auspice indexes are the exclusive property of Auspice Capital Advisors Ltd. (“Auspice”). Auspice and the Auspice index names are service mark(s) of Auspice or its affiliates and have been licensed for use for certain purposes by Direxion Indexed Commodity Strategy Fund. The financial securities referred to herein are not sponsored, endorsed, or promoted by Auspice, and Auspice bears no liability with respect to any such financial securities. No purchaser, seller or holder of this product, or any other person or entity, should use or refer to any Auspice trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting Auspice to determine whether Auspice’s permission is required. Under no circumstances may any person or entity claim any affiliation with Auspice without the prior written permission of Auspice.

Principal Investment Risks

An investment in the Fund entails risk. The Fund could lose money or its performance could trail that of other investment alternatives. Rafferty cannot guarantee that the Fund will achieve its objective. In addition, the Fund presents some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect many issuers worldwide, including the Fund. There is the risk that you could lose all or a portion of your money on your investment in the Fund.

•	Active and Frequent Trading Risk - The Fund engages in active and frequent trading, leading to increased portfolio turnover, higher transaction costs, and the possibility of increased net realized capital gains, including net short-term capital gain that will be taxable to shareholders as ordinary income when distributed to them.

•	Adverse Market Conditions Risk - The performance of the Fund is designed to correlate to the performance of an index or benchmark. As a consequence, the Fund’s performance will suffer during conditions that are adverse to its investment goals.

•	Aggressive Investment Techniques Risk - The Fund uses investment techniques that may be considered aggressive. Risks associated with the use of futures contracts and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

•	Agriculture Investment Risk - The performance of the Fund in part is linked to the daily performance of the spot price of certain agricultural commodities. Investments in the agriculture sector may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply of and demand of each commodity, legislative or regulatory developments relating to food safety, political, legal, financial, accounting and tax matters and other events that the Fund cannot control. In addition, increased competition caused by economic recession, labor difficulties and changing consumer tastes and spending can affect the demand for agricultural products, and consequently the value of investments in that sector. As a result, the price of an agricultural commodity could decline, which would adversely affect an investment in the Fund if it held that commodity.

•	Commodity-Linked Derivatives Risk - The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity and may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of debt securities.

•	Counterparty Risk - The Fund may invest in Financial Instruments involving counterparties for the purpose of attempting to gain exposure to particular securities, asset classes, or an index without actually purchasing those securities or investments, or to hedge a position. The Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty. Swap agreements also may be considered to be illiquid.

3

•	Credit Risk - The Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt or if a debt security in which it has a short position is upgraded or generally improves its standing.

•	Currency Exchange Rate Risk - Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets. Additionally, the Fund may invest in a limited number of currencies. As a result, an increase or decrease in the value of any of these currencies would have a greater impact on the Fund’s NAV and total return than if the Fund held a more diversified number of currencies.

•	Debt Instrument Risk - The Fund may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to decrease.

•	Derivatives Risk - The Fund uses investment techniques, including investments in derivatives, which may be considered to be an aggressive investment technique. Investments in derivatives may generally be subject to market risks that may cause their prices to fluctuate over time and may increase the volatility of the Fund. The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than investing in the underlying securities directly. In addition, the Fund’s investments in derivatives as of the date of this prospectus are subject to the following risks:

Futures Contracts. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts.

Forward Contracts. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

Swap Agreements. Interest rate swaps are subject to interest rate and credit risk. Total return swaps are subject to counterparty risk, which relates to credit risk of the counterparty and liquidity risk of the swaps themselves.

•	Emerging Markets Risk - Indirectly investing in emerging markets instruments involve greater risks than indirectly investing in foreign instruments in general. Risks of investing in emerging market countries include: political or social upheaval; nationalization of businesses; restrictions on foreign ownership; prohibitions on the repatriation of assets; and risks from an economy’s dependence on revenues from particular commodities or industries. In addition, currency transfer restrictions, limited potential buyers for such instruments, delays and disruption in settlement procedures and illiquidity or low volumes of transactions may make exits difficult or impossible at times.

•	Energy Investment Risk - The performance of the Fund in part is linked to the daily performance of the spot price of certain energy commodities. Investments in the energy sector may be highly volatile and can change quickly and unpredictably due to a number of factors, including legislative or regulatory changes, adverse market conditions, increased competition affecting the energy sector, financial, accounting and tax matters and other events that the Fund cannot control. In addition, the value of energy commodities may fluctuate widely due to the supply and demand. As a result, the price of an energy commodity could decline, which would adversely affect an investment in the Fund if it held that commodity.

4

•	Foreign Securities Risk - Indirectly investing in foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and NAVs may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries.

•	Futures Strategy Risk - The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

•	Interest Rate Risk - Debt securities have varying levels of sensitivity to changes in interest rates. The longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. The U.S. is currently in a period of historically-low interest rates and it is unclear how much longer interest rates will remain at their current levels. The effect of increased interest rates is more pronounced for any intermediate-term or longer-term fixed income obligations owned by the Fund.

•	Leverage Risk - As part of the Fund’s principal investment strategy, the Fund will make investments in derivative instruments. These derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses. In addition, leverage may involve the creation of a liability that requires the Fund to pay interest.

•	Market Risk - The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market.

•	Metals Investment Risk - The performance of the Fund in part is linked to the daily performance of the spot price of gold, silver and copper. Investments in metals may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply and demand of each metal, environmental or labor costs, political, legal, financial, accounting and tax matters and other events that the Fund cannot control. In addition, changes in international monetary policies or economic and political conditions can affect the supply of metals, and consequently the value of metal investments. The United States or foreign governments may pass laws or regulations limiting metal investments for strategic or other policy reasons. Further, the principal supplies of metal industries may be concentrated in a small number of countries and regions. Consequently, the price of a metal held by the Fund could decline, which would adversely affect the Fund’s performance.

•	Non-Diversification Risk - The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. A non-diversified fund’s NAV and total return may fluctuate more or fall greater in times of weaker markets than a conventional diversified fund.

•

Other Investment Companies (including Exchange-Traded Funds) Risk - Investments in the securities of other investment companies (including ETFs) may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the

5

value of other investment company or ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

•	Regulatory Risk - The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape.

•	Sector Risk - Sector Risk is the risk of the Fund holding a core portfolio of stocks invested in similar businesses which could all be affected by the same economic or market conditions.

•	Subsidiary Investment Risk - By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s commodity-linked derivative investments. Since the Subsidiary is organized under the law of the Cayman Islands and is not registered with the SEC under the Investment Company Act of 1940, as amended, the Fund, as the sole investor in the Subsidiary, will not have the same protections offered to shareholders of other registered investment companies.

•	Tax Risk - The Fund intends to treat any income it may derive from commodity-linked derivatives (other than derivatives described in Revenue Rulings 2006-1 and 2006-31) and the Subsidiary as “qualifying income” under the provisions of the Internal Revenue Code of 1986, as amended, applicable to “regulated investment companies” (“RICs”) based on the analysis in numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or Rafferty (which only those parties may cite as precedent). Shareholders and potential investors should be aware, however, that, in July 2011, the Internal Revenue Service (“IRS”) suspended the issuance of such PLRs pending its re-examination of the policies underlying them, which was still ongoing at the date of this Prospectus. If, at the end of that re-examination, the IRS changes its position with respect to the conclusions reached in those PLRs, then the Fund may be required to restructure its investments to satisfy the qualifying income requirement or might cease to qualify as a RIC.

•	Tracking Error Risk - The Fund’s return may not correlate to the return of the Index due to, among other factors, the Fund incurring operating expenses, transaction costs, high portfolio turnover, and not being fully invested at all times as a result of cash inflows and cash reserves to meet redemptions.

•	Volatility Risk - The performance of the Fund is designed to correlate to the performances of the Index. Significant short-term price movements in the components and market sectors that make up the Index, could adversely impact the performance of both the Index and the Fund. In addition, the NAV of the Fund over short-term periods may be more volatile than other investment options because of the Fund’s significant use of Financial Instruments that have a leveraging effect.

Performance

No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Updated performance will be available on the Fund’s website at www.direxionfunds.com or by calling the Fund toll-free at (800) 851-0511.

Management

Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.

Portfolio Manager. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in 2013	Portfolio Manager
Tony Ng	Since Inception in 2013	Portfolio Manager

6

Purchase and Sale of Fund Shares

Shares of the Fund are offered through insurance company separate accounts that serve as investment vehicles for Contracts. Shares of the Fund may also be purchased through certain qualified pension and retirement plans (“Plans”).

Tax Information

The Fund expects, based on its investment objectives and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through Contracts, such distributions will be exempt from current taxation if left to accumulate within the Contract. You should refer to your Contract prospectus for more information regarding these tax consequences.

Payments to Broker-Dealers and Other Financial Intermediaries

The Fund is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, Plans and other eligible investments. The Fund and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Fund over another investment or by influencing an insurance company to include the Fund as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

7

Direxion VP Indexed Managed Futures Strategy Fund

Investment Objective

The Direxion VP Indexed Managed Futures Strategy Fund (“Fund”) seeks investment results, before fees and expenses, that track the performance of the Auspice Managed Futures Index (“the Index”).

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund. The fees and expenses below do not reflect any fees and expenses imposed on shares of the Fund purchased through variable annuity contracts and variable life insurance policies (“Contracts”), which would increase overall fees and expenses. Please refer to your Contract Prospectus for a description of those fees and expenses.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Maximum Deferred Sales Charge (Load) (as percentage of original purchase price or redemption proceeds, whichever is less)		None
Redemption Fee (as a percentage of amount redeemed on shares redeemed within 30 days of date of purchase, if applicable)		None
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees of the Fund and the Subsidiary		0.95%
Distribution and/or Service (12b-1) Fees		0.25%
Other Expenses of the Fund(1)		0.45%

Operating Services Fee	0.25%
Shareholder Servicing Fee	0.20%
Total Annual Fund Operating Expenses		1.65%

(1)	Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Rafferty has contractually agreed to pay all expenses of the Fund through September 1, 2015 other than the following: management fees, distribution and/or service fees, shareholder servicing fees, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Fund. This Operating Services Agreement may be terminated at any time by the Board of Trustees.

Example. The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect any fees and expenses imposed under a Contract, which would increase overall fees and expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Direxion VP Indexed Managed Futures Strategy Fund	$168	$520

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes to shareholders who hold Fund shares in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.

Principal Investment Strategy

The Fund is managed to track the performance of the Index, which seeks to reflect trends (in either direction) in the commodity, currencies and financial futures markets. The Fund will invest up to 25% of its total assets in a wholly

8

owned and controlled subsidiary (the “Subsidiary”). The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. The Fund, directly and/or indirectly through its Subsidiary, primarily invests in a combination of (long and short) commodity, currency and financial futures, commodity-linked notes and swap contracts (collectively, “Financial Instruments”). The Fund may invest directly in certain Financial Instruments, exchange-traded Funds (“ETFs”) and other investment companies that provide exposure to commodities and equity securities, as well as fixed income securities that are described below. The Fund’s return is expected to be derived principally from the changes in the value of securities and its portfolio is expected to consist principally of securities. Each of the Financial Instruments may be positioned either long or short based on its price relative to its average price over a recent period, with the ability to change positions as frequently as daily if the Index is so adjusted. The Financial Instruments provide the Fund with exposure to domestic and international markets, including the markets of emerging countries.

The Fund may also invest in fixed income securities that include U.S. government securities, investment grade short-term fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less. The Fund uses the fixed-income securities as investments and to collateralize its commodity-linked derivative exposure on a day-to-day basis. As a whole, the Fund’s investments are meant to track the investment returns of the Index within the limitations of the federal tax requirements applicable to regulated investment companies.

The Fund’s use of Financial Instruments will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset class underlying a Financial Instrument and results in increased volatility, which means that the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use the Financial Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s net asset value (“NAV”) to be volatile.

The Index may rebalance monthly based on the historical volatility of each Index component. In addition, the Index and the Fund may position a component from long to short, or vice versa, as frequently as daily based on the prevailing trends of the component’s price. For example, the Index may position a component from long to short if there is a reversal in that component’s price trend. The Fund generally repositions its portfolio holdings following each month-end in accordance with the rebalancing of the Index, but also may modify its position from long to short, or vice versa, in any given commodity on a daily basis if the Index is so adjusted.

The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. References below to the Fund include the Subsidiary where the context permits or requires.

Target Index

The Auspice Managed Futures Index aims to capture upward and downward trends in the commodity, currency and financial markets. The Index uses a quantitative methodology to track prices of a diversified portfolio of traditional commodity, financial and currency futures contracts, or “components.” The 21 components are grouped into 5 sectors with the following percentage allocations as of June 28, 2013: (1) Agriculture: 29.05%; (2) Interest Rates: 16.47%; (3) Energy: 24.57%; (4) Currencies: 19.62%; and (5) Metals: 10.28%. As a result of the Index’s methodology, the Index may have leveraged exposure to one or more sectors at times. The Index may rebalance the position size of each component monthly. The position size that the Index takes in any component is dependent on the historical volatility of that component and the total Index value, and is independent of the volatility and position of other components in the Index. Each of the 21 components of the Index is positioned either long or short by the Index, depending upon the direction of the price trend for that individual component. The Index will modify its position in a component from long to short, or vice versa, as frequently as daily based on the prevailing trends of the price of the component. The index incorporates dynamic risk management and contract rolling methods, meaning that the Index will replace expiring futures contracts based on an optimization process that selects the best contract from the universe of all exchange-traded futures contracts within the next 13 month period. The Index was created to yield a benchmark value of 1000 on January 1, 2000.

The Auspice indexes are the exclusive property of Auspice Capital Advisors Ltd. (“Auspice”). Auspice and the Auspice index names are service mark(s) of Auspice or its affiliates and have been licensed for use for certain

9

purposes by Direxion Indexed Managed Futures Strategy Fund. The financial securities referred to herein are not sponsored, endorsed, or promoted by Auspice, and Auspice bears no liability with respect to any such financial securities. No purchaser, seller or holder of this product, or any other person or entity, should use or refer to any Auspice trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting Auspice to determine whether Auspice’s permission is required. Under no circumstances may any person or entity claim any affiliation with Auspice without the prior written permission of Auspice.

Principal Investment Risks

An investment in the Fund entails risk. The Fund could lose money or its performance could trail that of other investment alternatives. Rafferty cannot guarantee that the Fund will achieve its objective. In addition, the Fund presents some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect many issuers worldwide, including the Fund. There is the risk that you could lose all or a portion of your money on your investment in the Fund.

•	Active and Frequent Trading Risk - The Fund engages in active and frequent trading, leading to increased portfolio turnover, higher transaction costs, and the possibility of increased net realized capital gains, including net short-term capital gain that will be taxable to shareholders as ordinary income when distributed to them.

•	Adverse Market Conditions Risk - The performance of the Fund is designed to correlate to the performance of an index or benchmark. As a consequence, the Fund’s performance will suffer during conditions that are adverse to its investment goals.

•	Aggressive Investment Techniques Risk - The Fund uses investment techniques that may be considered aggressive. Risks associated with the use of futures contracts and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

•	Agriculture Investment Risk - The performance of the Fund in part is linked to the daily performance of the spot price of certain agricultural commodities. Investments in the agriculture sector may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply of and demand of each commodity, legislative or regulatory developments relating to food safety, political, legal, financial, accounting and tax matters and other events that the Fund cannot control. In addition, increased competition caused by economic recession, labor difficulties and changing consumer tastes and spending can affect the demand for agricultural products, and consequently the value of investments in that sector. As a result, the price of an agricultural commodity could decline, which would adversely affect an investment in the Fund if it held that commodity.

•	Commodity-Linked Derivatives Risk - The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity and may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of debt securities.

•	Counterparty Risk - The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to particular securities, asset classes, or an index without actually purchasing those securities or investments, or to hedge a position. The Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty. Swap agreements also may be considered to be illiquid.

•	Credit Risk - The Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt or if a debt security in which it has a short position is upgraded or generally improves its standing.

•	Currency Exchange Rate Risk - Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency and the Fund’s share price.

10

Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets. Additionally, the Fund may invest in a limited number of currencies. As a result, an increase or decrease in the value of any of these currencies would have a greater impact on the Fund’s NAV and total return than if the Fund held a more diversified number of currencies.

•	Currency Investment Risk - The performance of the Fund in part is linked to the daily performance of the spot price of the exchange rates of foreign currencies. The price relationship between a foreign currency with the U.S. Dollar may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply and demand of each currency, political, economic, legal, financial, accounting and tax matters and other events that the Fund cannot control. In addition, the demand for a foreign currency might not be sufficient to accommodate a sudden change in the supply of the foreign currency to the market. Consequently, the price of the foreign currency held by the Fund could decline, which would adversely affect an investment in the Fund.

•	Debt Instrument Risk - The Fund may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to decrease.

•	Derivatives Risk - The Fund uses investment techniques, including investments in derivatives, which may be considered to be an aggressive investment technique. Investments in derivatives may generally be subject to market risks that may cause their prices to fluctuate over time and may increase the volatility of the Fund. The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than investing in the underlying securities directly. In addition, the Fund’s investments in derivatives as of the date of this prospectus are subject to the following risks:

Futures Contracts. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts.

Forward Contracts. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

Swap Agreements. Interest rate swaps are subject to interest rate and credit risk. Total return swaps are subject to counterparty risk, which relates to credit risk of the counterparty and liquidity risk of the swaps themselves.

•	Emerging Markets Risk - Indirectly investing in emerging markets instruments involve greater risks than indirectly investing in foreign instruments in general. Risks of investing in emerging market countries include: political or social upheaval; nationalization of businesses; restrictions on foreign ownership; prohibitions on the repatriation of assets; and risks from an economy’s dependence on revenues from particular commodities or industries. In addition, currency transfer restrictions, limited potential buyers for such instruments, delays and disruption in settlement procedures and illiquidity or low volumes of transactions may make exits difficult or impossible at times.

•

Energy Investment Risk - The performance of the Fund in part is linked to the daily performance of the spot price of certain energy commodities. Investments in the energy sector may be highly volatile and can change quickly and unpredictably due to a number of factors, including legislative or regulatory changes, adverse market conditions, increased competition affecting the energy sector, financial, accounting and tax

11

matters and other events that the Fund cannot control. In addition, the value of energy commodities may fluctuate widely due to the supply and demand. As a result, the price of an energy commodity could decline, which would adversely affect an investment in the Fund if it held that commodity.

•	Foreign Securities Risk - Indirectly investing in foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and NAVs may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries.

•	Futures Strategy Risk - The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

•	Interest Rate Risk - Debt securities have varying levels of sensitivity to changes in interest rates. The longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. The U.S. is currently in a period of historically-low interest rates and it is unclear how much longer interest rates will remain at their current levels. The effect of increased interest rates is more pronounced for any intermediate-term or longer-term fixed income obligations owned by the Fund.

•	Leverage Risk - As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts and other derivative instruments. The futures contracts and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses. In addition, leverage may involve the creation of a liability that requires the Fund to pay interest.

•	Market Risk - The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market.

•	Metals Investment Risk - The performance of the Fund in part is linked to the daily performance of the spot price of gold, silver and copper. Investments in metals may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply and demand of each metal, environmental or labor costs, political, legal, financial, accounting and tax matters and other events that the Fund cannot control. In addition, changes in international monetary policies or economic and political conditions can affect the supply of metals, and consequently the value of metal investments. The United States or foreign governments may pass laws or regulations limiting metal investments for strategic or other policy reasons. Further, the principal supplies of metal industries may be concentrated in a small number of countries and regions. Consequently, the price of a metal held by the Fund could decline, which would adversely affect the Fund’s performance.

•	Non-Diversification Risk - The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. A non-diversified fund’s NAV and total return may fluctuate more or fall greater in times of weaker markets than a conventional diversified fund.

•

Other Investment Companies (including Exchange-Traded Funds) Risk - Investments in the securities of other investment companies (including ETFs) may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment

12

companies. If the other investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of other investment company or ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

•	Regulatory Risk - The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape.

•	Sector Risk - Sector Risk is the risk of the Fund holding a core portfolio of stocks invested in similar businesses which could all be affected by the same economic or market conditions.

•	Shorting Securities Risk - Short positions are designed to profit from a decline in the price of particular securities, baskets of securities or indices. The Fund will lose value if and when the instrument’s price rises.

•	Subsidiary Investment Risk - By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s commodity and financial-linked derivative investments. Since the Subsidiary is organized under the law of the Cayman Islands and is not registered with the SEC under the Investment Company Act of 1940, as amended, the Fund, as the sole investor in the Subsidiary, will not have the same protections offered to shareholders of other registered investment companies.

•	Tax Risk - The Fund intends to treat any income it may derive from commodity-linked derivatives (other than derivatives described in Revenue Rulings 2006-1 and 2006-31) and the Subsidiary as “qualifying income” under the provisions of the Internal Revenue Code of 1986, as amended, applicable to “regulated investment companies” (“RICs”), based on the analysis in numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or Rafferty (which only those parties may cite as precedent). Shareholders and potential investors should be aware, however, that, in July 2011, the Internal Revenue Service (“IRS”) suspended the issuance of such PLRs pending its re-examination of the policies underlying them, which was still ongoing at the date of this Prospectus. If, at the end of that re-examination, the IRS changes its position with respect to the conclusions reached in those PLRs, then the Fund may be required to restructure its investments to satisfy the qualifying income requirement or might cease to qualify as a RIC.

•	Tracking Error Risk - The Fund’s return may not correlate to the return of the Auspice Managed Futures Index due to, among other factors, the Fund incurring operating expenses, transaction costs, high portfolio turnover, and not being fully invested at all times as a result of cash inflows and cash reserves to meet redemptions.

•	Volatility Risk - The performance of the Fund is designed to correlate to the performances of the Index. Significant short-term price movements in the components and market sectors that make up the Index, could adversely impact the performance of both the Index and the Fund. In addition, the NAV of the Fund over short-term periods may be more volatile than other investment options because of the Fund’s significant use of financial instruments that have a leveraging effect.

Performance

No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Updated performance will be available on the Fund’s website at www.direxionfunds.com or by calling the Fund toll-free at (800) 851-0511.

Management

Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.

Portfolio Manager. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:

13

Portfolio Manager	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in 2013	Portfolio Manager
Tony Ng	Since Inception in 2013	Portfolio Manager

Purchase and Sale of Fund Shares

Shares of the Fund are offered through insurance company separate accounts that serve as investment vehicles for Contracts. Shares of the Fund may also be purchased through certain qualified pension and retirement plans (“Plans”).

Tax Information

The Fund expects, based on its investment objectives and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through Contracts, such distributions will be exempt from current taxation if left to accumulate within the Contract. You should refer to your Contract prospectus for more information regarding these tax consequences.

Payments to Broker-Dealers and Other Financial Intermediaries

The Fund is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, Plans and other eligible investments. The Fund and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Fund over another investment or by influencing an insurance company to include the Fund as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

14

Direxion VP Long/Short Global Currency Fund

Investment Objective

The Direxion VP Long/Short Global Currency Fund seeks capital appreciation.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund. The fees and expenses below do not reflect any fees and expenses imposed on shares of the Fund purchased through variable annuity contracts and variable life insurance policies (“Contracts”), which would increase overall fees and expenses. Please refer to your Contract Prospectus for a description of those fees and expenses.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Maximum Deferred Sales Charge (Load) (as percentage of original purchase price or redemption proceeds, whichever is less)		None
Redemption Fee (as a percentage of amount redeemed on shares redeemed within 30 days of date of purchase, if applicable)		None
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.95%
Distribution and/or Service (12b-1) Fees		0.25%
Other Expenses of the Fund(1)		0.24%

Operating Services Fee	0.04%
Shareholder Servicing Fee	0.20%
Total Annual Fund Operating Expenses		1.44%

(1)	Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Rafferty has contractually agreed to pay all expenses of the Fund through September 1, 2015 other than the following: management fees, distribution and/or service fees, shareholder servicing fees, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Fund. This Operating Services Agreement may be terminated at any time by the Board of Trustees.

Example. The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect any fees and expenses imposed under a Contract, which would increase overall fees and expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Direxion VP Long/Short Global Currency Fund	$147	$456

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes to shareholders who hold Fund shares in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.

15

Principal Investment Strategy

During normal market conditions, the Fund seeks to achieve its investment objective by having at least 80% of the value of its nets assets (plus the amount of any borrowing for investment purposes) exposed to a broad universe of 19 developed and emerging market global currencies through investment in Currency-Related Instruments (as defined below), each valued relative to the U.S. Dollar. The Fund’s investments in eligible currencies will be positioned long or short, depending upon Rafferty’s outlook for each currency. Rafferty will manage the portfolio by incorporating a rules-based quantitative methodology. When determining whether to seek long or short exposure and weighting of each currency, Rafferty will take into account factors that include, but are not limited to, relative interest rate and volatility of each currency, short-term country stock index performance, the currency’s trade weighted effective exchange rates adjusted for inflation and the net open interest of futures contracts of an underlying currency.

The 19 currencies eligible for inclusion are: Euro, Great British Pound, Swiss Franc, Japanese Yen, Canadian Dollar, Australian Dollar, New Zealand Dollar, Swedish Krona, Norwegian Krone, Indian Rupee, Indonesian Rupiah, South Korean Won, Philippine Peso, Brazilian Real, Hungarian Forint, Mexican Peso, Russian Ruble, South African Rand and Turkish Lira. The portfolio will be re-evaluated and modified on at least a monthly basis, however, modifications may occur more frequently. These modifications could cause a high portfolio turnover rate for the Fund.

Rafferty intends to limit the Fund’s exposure to any one developed market currency to 25% of its assets and to any one emerging market currency to 20% of its assets. Rafferty considers the following 9 currencies to be developed market currencies: Euro, Great British Pound, Swiss Franc, Japanese Yen, Canadian Dollar, Australian Dollar, New Zealand Dollar, Swedish Krona and Norwegian Krone. Rafferty considers the remaining 10 currencies eligible for inclusion to be emerging market currencies. Notwithstanding the 20% limit for any single emerging market currency, Rafferty intends to further limit the Fund’s exposure to each of the Indian Rupee, Indonesian Rupiah and Russian Ruble to 5% of its assets.

To gain exposure to the targeted currencies, the Fund will invest in “Currency-Related Instruments,” which include: (i) securities denominated in foreign currencies, (ii) swap and option agreements denominated in or based on the currencies, (iii) futures and forwards, and/or (iv) fixed income instruments issued by foreign entities or sovereign nations. The Fund also may invest in exchange-traded funds (“ETFs”) and other investment companies that provide exposure to currency and equity securities. In addition, on a day-to-day basis, the Fund’s assets that are not used to purchase Currency-Related Instruments may be invested in U.S. government securities, investment grade short-term fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash and/or other cash equivalents with maturities of one year or less.

The Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. The Fund seeks to remain fully invested in accordance with its investment objective, however, in response to adverse economic, market or other unfavorable conditions, the Fund may invest its assets in a temporary defensive manner.

Principal Investment Risks

An investment in the Fund entails risk. The Fund could lose money or its performance could trail that of other investment alternatives. Rafferty cannot guarantee that the Fund will achieve its objective. In addition, the Fund presents some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect many issuers worldwide, including the Fund. There is the risk that you could lose all or a portion of your money on your investment in the Fund.

•	Active and Frequent Trading Risk - The Fund engages in active and frequent trading, leading to increased portfolio turnover, higher transaction costs, and the possibility of increased net realized capital gains, including net short-term capital gain that will be taxable to shareholders as ordinary income when distributed to them.

•

Adviser’s Investment Strategy Risk - While the Adviser seeks to take advantage of investment opportunities for the Fund that will maximize its investment returns, there is no guarantee that such opportunities will

16

ultimately benefit the Fund. There is no assurance that the Adviser’s investment strategy will enable the Fund to achieve its investment objective.

•	Aggressive Investment Techniques Risk - The Fund uses investment techniques that may be considered aggressive. Risks associated with the use of futures contracts and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

•	Counterparty Risk - The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to particular securities, asset classes, or an index without actually purchasing those securities or investments, or to hedge a position. The Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty. Swap agreements also may be considered to be illiquid.

•	Credit Risk - The Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt or if a debt security in which it has a short position is upgraded or generally improves its standing.

•	Currency Exchange Rate Risk - Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency and the Fund’s share price. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets. Additionally, the Fund may invest in a limited number of currencies. As a result, an increase or decrease in the value of any of these currencies would have a greater impact on the Fund’s net asset value (“NAV”) and total return than if the Fund held a more diversified number of currencies.

•	Currency Investment Risk - The performance of the Fund in part is linked to the daily performance of the spot price of the exchange rates of foreign currencies. The relationship in price between a foreign currency with the U.S. Dollar may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply of and demand of each currency, political, economic, legal, financial, accounting and tax matters and other events that the Fund cannot control. In addition, the demand for a foreign currency might not be sufficient to accommodate a sudden change in the supply of the foreign currency to the market. Consequently, the price of the foreign currency could decline, which would adversely affect an investment in the Fund if it held that currency.

•	Debt Instrument Risk - The Fund may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to decrease.

•	Derivatives Risk - The Fund uses investment techniques, including investments in futures contracts, forward contracts, options and swaps, which may be considered to be an aggressive investment technique. Investments in such derivatives may generally be subject to market risks that may cause their prices to fluctuate over time and may increase the volatility of the Fund. The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives, such as counterparty risk and the risk that the derivatives may become illiquid. The use of derivatives may result in larger losses or smaller gains than investing in the underlying securities directly. In addition, the Fund’s investments in derivatives as of the date of this prospectus are currently subject to the following risks:

Futures Contracts. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts.

17

Forward Contracts. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

Options. There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover, which may cause a given hedge not to achieve its objective.

Swap Agreements. Interest rate swaps are subject to interest rate and credit risk. Total return swaps are subject to counterparty risk which relate to credit risk of the counterparty and liquidity risk of the swaps themselves.

•	Emerging Markets Risk - Indirectly investing in emerging markets instruments involve greater risks than indirectly investing in foreign instruments in general. Risks of investing in emerging market countries include: political or social upheaval; nationalization of businesses; restrictions on foreign ownership; prohibitions on the repatriation of assets; and risks from an economy’s dependence on revenues from particular commodities or industries. In addition, currency transfer restrictions, limited potential buyers for such instruments, delays and disruption in settlement procedures and illiquidity or low volumes of transactions may make exits difficult or impossible at times.

•	Foreign Securities Risk - Investing in foreign instruments may involve greater risks than investing in domestic instruments. Foreign markets and their investments may not be subject to the same degree of regulation as U.S. markets. In addition, key information about an issuer, security or market may be inaccurate or unavailable. Securities clearance, settlement procedures and trading practices may be different, transaction costs may be higher, and there may be less trading volume and liquidity in foreign instruments, subjecting the instruments to greater price fluctuations. As a result, the Fund’s returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries.

•	Futures Contracts Risk - The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

•	Interest Rate Risk - Debt securities have varying levels of sensitivity to changes in interest rates. The longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. The U.S. is currently in a period of historically-low interest rates and it is unclear how much longer interest rates will remain at their current levels. The effect of increased interest rates is more pronounced for any intermediate-term or longer-term fixed income obligations owned by the Fund.

•	Leverage Risk - As part of the Fund’s principal investment strategy, the Fund will make investments in derivative instruments. These derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses. In addition, leverage may involve the creation of a liability that requires the Fund to pay interest.

18

•	Liquidity Risk - Some securities held by the Fund, including derivatives, may be difficult to sell or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid security at an unfavorable time or at a price that is lower than Rafferty’s judgment of the security’s true market value, the Fund may be forced to sell the security at a loss. Such a situation may prevent the Fund from limiting losses or realizing gains.

•	Market Risk - The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market.

•	Non-Diversification Risk - The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. A non-diversified fund’s NAV and total return may fluctuate more or fall greater in times of weaker markets than a conventional diversified fund.

•	Other Investment Companies (including Exchange-Traded Funds) Risk - Investments in the securities of other investment companies (including ETFs) may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of other investment company or ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

•	Quantitative Model Risk - The Fund employs quantitative methods that may result in performance different from the market as a whole as a result of the factors used in the quantitative method, the weight placed on each factor, and changes in the factors’ historical trends. There can be no assurance that the methodology will enable to the Fund to achieve its investment objective.

•	Regulatory Risk - The Fund is subject to the risk that a change in U.S law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape.

•	Shorting Securities Risk - Short positions are designed to profit from a decline in the price of particular securities, baskets of securities or indices. The Fund will lose value if and when the instrument’s price rises – a result that is the opposite from traditional mutual funds.

•	Valuation Time Risk - The Fund values its portfolio as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time). In some cases, foreign markets may close before the NYSE opens or may not be open for business on the same calendar days as the Fund, which may result in the Fund not being able to sell a security at its desired time or price.

Performance

No prior investment performance is provided for the Fund because it does not have annual returns for at least one full calendar year prior to the date of this Prospectus. Updated performance is available on the Fund’s website at www.direxionfunds.com or by calling the Fund toll-free at (800) 851-0511.

Management

Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.

Portfolio Manager. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:

19

Portfolio Manager	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager

Purchase and Sale of Fund Shares

Shares of the Fund are offered through insurance company separate accounts that serve as investment vehicles for Contracts. Shares of the Fund may also be purchased through certain qualified pension and retirement plans (“Plans”).

Tax Information

The Fund expects, based on its investment objectives and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through Contracts, such distributions will be exempt from current taxation if left to accumulate within the Contract. You should refer to your Contract prospectus for more information regarding these tax consequences.

Payments to Broker-Dealers and Other Financial Intermediaries

The Fund is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, Plans and other eligible investments. The Fund and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Fund over another investment or by influencing an insurance company to include the Fund as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

20

Direxion Zacks VP MLP High Income Fund

Investment Objective

The Direxion Zacks VP MLP High Income Fund (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Zacks MLP Index (the “Index”).

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund. The fees and expenses below do not reflect any fees and expenses imposed on shares of the Fund purchased through variable annuity contracts and variable life insurance policies (“Contracts”), which would increase overall fees and expenses. Please refer to your Contract Prospectus for a description of those fees and expenses.

SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Maximum Deferred Sales Charge (Load) (as percentage of original purchase price or redemption proceeds, whichever is less)		None
Redemption Fee (as a percentage of amount redeemed on shares redeemed within 30 days of date of purchase, if applicable)		None
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.60%
Distribution and/or Service (12b-1) Fees		0.25%
Other Expenses of the Fund(1)(2)		0.25%

Operating Services Fee	0.05%
Shareholder Servicing Fee	0.20%
Total Annual Fund Operating Expenses		1.10%

(1)	Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Rafferty has contractually agreed to pay all expenses of the Fund through September 1, 2015 other than the following: management fees, distribution and/or service fees, shareholder servicing fees, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Fund. This Operating Services Agreement may be terminated at any time by the Board of Trustees.
(2)	The Fund is classified for federal income tax purposes as a taxable regular corporation or so-called Subchapter “C” corporation. As a “C” corporation, the Fund accrues deferred tax liability for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of master limited partnerships considered to be a return of capital and for any net operating gains. The Fund’s accrued deferred tax liability, if any, is reflected each day in the Fund’s net asset value per share. The deferred income tax expense/(benefit) represents an estimate of the Fund’s potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio. An estimate of deferred income tax expense/(benefit) is dependent upon the Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on investments and such expenses may vary greatly from year to year and from day to day depending on the nature of the Fund’ s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year. The Fund has not commenced operations as of the date of this prospectus. It is not possible for the Fund to estimate its deferred income tax expense because the Fund cannot accurately predict the annualized net investment income or loss, gains and losses on investments, and deductions and credits on which such estimated expense would be based.

21

Example. The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect any fees and expenses imposed under a Contract, which would increase overall fees and expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Direxion Zacks VP MLP High Income Fund	$112	$350

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes to shareholders who hold Fund shares in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.

Principal Investment Strategy

The Fund is managed to track the performance of the Index. During normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets in the securities that comprise the Index and certain derivatives of such securities. Derivatives securities that the Fund may use include futures contracts, swap agreements. On a day-to-day basis, the Fund also may hold short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.

A master limited partnership (“MLP”) consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund will be a limited partner (or a member) in the MLPs in which it invests. The MLPs themselves generally do not pay United States federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). To qualify as an MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code (the “Code”). These qualifying sources include natural resource-based activities such as the processing, transportation and storage of mineral or natural resources.

The Fund may gain exposure to only a representative sample of the securities in the Index that have aggregate characteristics similar to those of the Index. The Fund gains this exposure by directly investing in the underlying securities of the Index, investing in exchange-traded funds (“ETFs”) and other investment companies, or by investing in derivatives that provide exposure to those securities. The Fund seeks to remain fully invested at all times consistent with its stated goal. The Fund repositions its portfolio in response to assets flowing into or out of the Fund. To the extent the Fund experiences regular purchases or redemptions of shares, it may reposition its portfolio more frequently. Additionally, the impact of the Index’s movements will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has added or removed a security, the Fund’s portfolio may have to be re-positioned to account for this change to the Index. These re-positioning strategies typically result in high portfolio turnover. The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Target Index

The Index is comprised of approximately 25 stocks selected, based on investment and other criteria, from a universe of MLPs listed on domestic exchanges. MLPs are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities

22

exchanges exactly like the shares of a corporation, without entity level taxation. As such, the Fund will invest primarily in energy infrastructure MLPs which are engaged in the (i) gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal, (ii) the acquisition, exploitation and development of crude oil, natural gas and natural gas liquids, (iii) processing, treating, and refining of natural gas liquids and crude oil, (iv) owing, managing and transporting alternative fuels such as ethanol, hydrogen and biodiesel.

The MLPs are selected using a proprietary, quantitative rules-based methodology developed by Zacks Investment Research, Inc. (“Zacks” or the “Index Provider”). The constituent selection methodology was developed by Zacks as a quantitative approach to identify those companies that may offer the greatest yield potential.

MLPs considered for inclusion in the Index generally, at the time of selection, pay a distribution and are listed on at least one domestic stock exchange. Zacks further narrows the universe by ranking each potential constituent based on a variety of factors including dividend yield, liquidity and relative value. Generally, the Index will not include MLPs that do not regularly pay distributions. The 25 highest ranking constituents are then chosen and are equally weighted so that each makes up 4% of the Index. The Index is rebalanced at least quarterly, but may be rebalanced more often to ensure timely stock selections. Of the 25 partnerships eligible for inclusion in the Index, approximately 20 trade on the New York Stock Exchange and the rest trade on the NASDAQ.

Principal Investment Risks

An investment in the Fund entails risk. The Fund could lose money or its performance could trail that of other investment alternatives. Rafferty cannot guarantee that the Fund will achieve its objective. In addition, the Fund presents some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect many issuers worldwide, including the Fund.

Important Tax Risks Associated with the Fund’s Investment in MLPs

•	MLP Tax Risk - Much of the benefit the Fund derives from its investment in securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes. As a result, the amount of cash available for distribution by the MLP would be reduced and the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Fund and lower income.

•

Tax Deferred Risk - Cash distributions from an MLP to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains, as well as (ii) capital appreciation of its investments. The Fund’s accrued deferred tax liability will be reflected each day in the Fund’s NAV. Increases in deferred tax liability will decrease NAV. Conversely, decreases in deferred tax liability will increase NAV. The Fund generally computes deferred income taxes based on the federal tax rate applicable to corporations, currently 35% and an assumed rate attributable to state taxes. A change in the federal tax rate applicable to corporations and, consequently, any change in the deferred tax liability of the Fund, may have a significant impact on the NAV of the Fund. The Fund’s current and deferred tax liability, if any, will depend upon the Fund’s net investment income gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of these investments and general market conditions. The Fund will rely to some extent on information provided by the MLPs, which may not be timely, to estimate deferred tax liability for purposes of financial statement reporting and determining NAV. From time to time, the Adviser may modify the

23

estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available. The Fund estimates regarding its deferred tax liability are made in good faith; however, the daily estimate of the Fund’s deferred tax liability used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability. Actual income taxed, if any, will be incurred over many years depending on if, and when, investment gains and losses are realized, the then current basis of the Fund’s assets and other factors. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. As a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV.

In the event the Fund is in a net deferred tax asset position, the Fund will evaluate all available information and consider the criterion established by the Financial Accounting Standards Board Codification Topic 740, Income Taxes (formerly Statement of Financial Accounting Standards No. 109) in order to properly assess whether it is more likely than not that the deferred tax asset will be realized or whether a valuation allowance is required.

•	Tax Status of an MLP Fund Risk - The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs. Accordingly, the Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes. The Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

•	Tax Treatment of Capital Distributions Risk - A portion of the Fund’s distributions are expected to be treated as a return of capital for tax purposes. Returns of capital distribution are not taxable income to you but reduce your tax basis in your shares. Such a reduction in tax basis will generally result in larger taxable gains and/or lower tax losses on a subsequent sale of shares. A distribution in excess of your basis will be taxable in the same manner as a sale of your shares. Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact, they are not. Shareholders should not assume that the source of distributions is from the net profits of the Fund.

•	Tax Treatment of Qualified Dividends Risk - Distributions by the Fund will be treated as dividends for tax purposes to the extent of the Fund’s current or accumulated earnings and profits. Under current federal income tax law, if applicable holding period requirements are met, qualified dividend income received by individuals and other non corporate shareholders is taxed at long-term capital gain rates, which currently reach a maximum of 15% (20% for taxpayers with taxable income exceeding $400,000 or $450,000 if married filing jointly).

Risks

•	Active and Frequent Trading Risk - The Fund engages in active and frequent trading, leading to increased portfolio turnover, higher transaction costs, and the possibility of increased net realized capital gains, including net short-term capital gain that will be taxable to shareholders as ordinary income when distributed to them.

•	Adverse Market Conditions Risk - The performance of the Fund is designed to correlate to the performance of an index or benchmark. As a consequence, the Fund’s performance will suffer during conditions that are adverse to its investment goals.

•	Adviser’s Investment Strategy Risk - The Adviser utilizes a quantitative methodology to select investments for the Fund. Although this methodology is designed to correlate the Fund’s performance with the performance of the Index, there is no assurance that such methodology will be successful and will enable the Fund to achieve its investment objective.

24

•	Aggressive Investment Techniques Risk - The Fund uses investment techniques that may be considered aggressive. Risks associated with the use of futures contracts and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

•	Counterparty Risk - The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to particular securities, asset classes, or an index without actually purchasing those securities or investments, or to hedge a position. The Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty. Swap agreements also may be considered to be illiquid.

•	Credit Risk - The Fund could lose money if the issuer or guarantor of a debt security goes bankrupt or is unable or unwilling to make interest payments and/or repay principal. Changes in an issuer’s financial strength or in an issuer’s or debt security’s credit rating also may affect a security’s value and thus have an impact on Fund performance.

•	Debt Instrument Risk - The Fund may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to decrease.

•	Derivatives Risk - The Fund uses investment techniques, including investments in derivatives, which may be considered to be an aggressive investment technique. Investments in derivatives may generally be subject to market risks that may cause their prices to fluctuate over time and may increase the volatility of the Fund. The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than investing in the underlying securities directly. In addition, the Fund’s investments in derivatives as of the date of this prospectus are subject to the following risks:

Futures Contracts. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts

Swap Agreements. Interest rate swaps are subject to interest rate and credit risk. Total return swaps are subject to counterparty risk, which relates to credit risk of the counterparty and liquidity risk of the swaps themselves.

•	Energy Sector and MLP Risk - The Fund will invest primarily in energy infrastructure MLPs. These MLPs are subject to risks specific to the industry they serve including, but not limited to the following:

The Fund will invest primarily in energy infrastructure companies. These companies are engaged in the (i) gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal, (ii) the acquisition, exploitation and development of crude oil, natural gas and natural gas liquids, (iii) processing, treating, and refining of natural gas liquids and crude oil, (iv) owing, managing and transporting alternative fuels such as ethanol, hydrogen and biodiesel. These MLPs are subject to risks specific to the industry they serve including, but not limited to the following:

•	The energy sector is highly regulated. MLPs operating in the energy sector are subject to significant regulation of virtually every aspect of their operations by federal, state and local governmental agencies, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may change for the products and services they provide.

25

•	MLPs in the energy sector may be affected by fluctuations in the prices of energy commodities, including natural gas, natural gas liquids, crude oil and coal.

•	MLPs engaged in the exploration, development, management or production of energy commodities are at risk of the natural resources depleting over time, which may cause the market value of the MLP to decline over time.

•	The MLPs operating in the energy sector may be adversely affected by reductions in the supply or demand for energy commodities.

•	MLPs in the energy sector may be subject to various operational risks, such as disruption of operations, inability to timely and effectively integrate newly acquired assets, unanticipated operation and maintenance expenses, underestimated cost projections, and other risks arising from specific business strategies.

•	Rising interest rates which could adversely impact the financial performance of these companies by increasing their costs of capital, which may reduce an MLP’s ability to execute acquisitions or expansion products in a cost-effective manner.

•	Extreme weather or other natural disasters could adversely impact the value of the debt and equity securities of the MLPs operating in the energy sector in which the Fund invests.

•	Threats of attacks by terrorists on energy assets could impact the market for MLPs operating in the energy sector.

•	A significant accident or event occurs and an MLP is not fully insured, it could adversely affect an MLP’s operations and financial condition and the securities issued by the MLP.

•	Equity Securities Risk - Investments in publicly issued equity securities in general are subject to market risks that may cause their prices to fluctuate over time and in turn cause the Fund’s net asset value (“NAV”) to fluctuate.

•	Interest Rate Risk - Debt securities have varying levels of sensitivity to changes in interest rates. The longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. The U.S. is currently in a period of historically-low interest rates and it is unclear how much longer interest rates will remain at their current levels. The effect of increased interest rates is more pronounced for any intermediate-term or longer-term fixed income obligations owned by the Fund.

•	Market Risk - The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market.

•	MLP Liquidity Risk - Although MLPs trade on national security exchanges, certain MLPs may trade less frequently than those of larger companies due to their market capitalizations. Due to limited trading volumes of certain MLPs, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to dispose of the securities at a fair price. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index. This also may adversely affect the Fund’s ability to make dividend distributions to shareholders.

•	MLP Risk - Investments in common units of MLPs involve risks that differ from investments in common stock. Holders of MLP common units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) risk related to limited control of management or the general partner or managing member, (iii) limited rights to vote on matters affecting the MLP, except with respect to extraordinary transactions, (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities, and (v) cash flow risks. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general,

26

expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including cash flow growth, cash generating power and distribution coverage.

•	Non-Diversification Risk - The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. A non-diversified fund’s NAV and total return may fluctuate more or fall greater in times of weaker markets than a conventional diversified fund.

•	Other Investment Companies (including Exchange-Traded Funds) Risk - Investments in the securities of other investment companies (including ETFs) may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of other investment company or ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

•	Potential Substantial After-Tax Tracking Error Risk - The Fund will be subject to taxation on its taxable income. The Fund’s NAV will also be reduced by the accrual of any deferred tax liabilities. The Index, however, is calculated without any deductions for taxes. As a result, the Fund’s after-tax performance could differ significantly from the performance of the Index even if the pretax performance of the Fund and the performance of the Index are closely correlated.

•	Regulatory Risk - The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape.

Additionally, are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. For example, many state and federal environmental laws provide for civil penalties as well as regulatory remediation, thus adding to the potential liability an MLP may face. More extensive laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs.

•	Tracking Error Risk - The Fund’s return may not correlate to the return of the Index due to, among other factors, the Fund incurring operating expenses, transaction costs, high portfolio turnover, and not being fully invested at all times as a result of cash inflows and cash reserves to meet redemptions.

•	Volatility Risk - The performance of the Fund is designed to correlate to the performance of the Index. Significant short-term price movements in the components and market sectors that make up the Index, could adversely impact the performance of both the Index and the Fund. In addition, the NAV of the Fund over short-term periods may be more volatile than other investment options because of the Fund’s significant use of investments in derivatives that have a leveraging effect.

27

Performance

No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Updated performance will be available on the Fund’s website at www.direxionfunds.com or by calling the Fund toll-free at (800) 851-0511.

Management

Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.

Portfolio Manager. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in 2013	Portfolio Manager
Tony Ng	Since Inception in 2013	Portfolio Manager

Purchase and Sale of Fund Shares

Shares of the Fund are offered through insurance company separate accounts that serve as investment vehicles for Contracts. Shares of the Fund may also be purchased through certain qualified pension and retirement plans (“Plans”).

Tax Information

The Fund expects, based on its investment objectives and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through Contracts, such distributions will be exempt from current taxation if left to accumulate within the Contract. You should refer to your Contract prospectus for more information regarding these tax consequences.

Payments to Broker-Dealers and Other Financial Intermediaries

The Fund is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, Plans and other eligible investments. The Fund and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Fund over another investment or by influencing an insurance company to include the Fund as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

28

DETAILS ABOUT THE FUNDS

This Prospectus relates to the Direxion VP Indexed Commodity Strategy Fund (the “VP Commodity Fund”), Direxion Indexed Managed Futures Strategy Fund (the “VP Futures Fund”), Direxion Long/Short Global Currency Fund (the “VP Currency Fund”) and the Direxion Zacks VP MLP High Income Fund (the “VP MLP Fund”) (each a “Fund” and collectively, the “Funds”) of the Direxion Insurance Trust (the “Trust”). Rafferty Asset Management, LLC, the investment adviser to the Funds (“Rafferty” or “Adviser”), uses a number of investment techniques in an effort to achieve the stated investment objective for each Fund. There is no assurance that each Fund will achieve its investment objective.

Events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets could experience increased volatility and turmoil, and it is uncertain whether or for how long these conditions could continue. The U.S. government took a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. Reduced liquidity in equity, credit and fixed-income markets adversely affected many issuers worldwide. These events and possible continued market turbulence may have an adverse effect on the Funds.

Changes in Investment Objective. Each Fund’s investment objective is not a fundamental policy and may be changed by the Funds’ Board of Trustees without shareholder approval upon a 60 days’ notice to shareholders.

Direxion VP Indexed Commodity Strategy Fund

Principal Investment Strategy. The VP Commodity Fund seeks investment results generally comparable to the performance of the Auspice Broad Commodity Index, which seeks to reflect trends (in either direction) in the commodities futures markets. The VP Commodity Fund will invest up to 25% of its total assets in a wholly owned and controlled subsidiary, the Direxion VP CTS Fund (the “VP CTS Subsidiary”). When viewed on a consolidated basis, the VP CTS Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the VP Commodity Fund. The VP Commodity Fund, directly and/or indirectly through the VP CTS Subsidiary, invests in a combination of commodity-linked notes and swap contracts (collectively, “Financial Instruments”). The VP Commodity Fund may invest directly in certain Financial Instruments, exchange-traded Funds (“ETFs”) and other investment companies that provide exposure to commodities and equity securities, as well as fixed income securities that include U.S. government securities, investment grade short-term fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less. The VP Commodity Fund’s return is expected to be derived principally from the changes in the value of securities and its portfolio is expected to consist principally of securities.

The VP Commodity Fund will invest in the VP CTS Subsidiary. The VP Commodity Fund’s investment in the VP CTS Subsidiary may not exceed 25% of the value of its total assets, as measured at the end of the quarter of its taxable year. This limitation is imposed by the Internal Revenue Code of 1986, as amended. The VP CTS Subsidiary, which is organized under the laws of the Cayman Islands, is wholly owned and controlled by the VP Commodity Fund. The VP Commodity Fund invests in the VP CTS Subsidiary in order to gain exposure to the investment returns of the commodities markets within the limitations of the federal tax law requirements applicable to regulated investment companies. The VP CTS Subsidiary invests principally in commodity and financial futures, options and swap contracts and commodity-linked structured notes, as well as certain fixed-income investments intended to serve as margin or collateral for the VP CTS Subsidiary’s derivatives positions. Unlike the VP Commodity Fund, the VP CTS Subsidiary may invest without limitation in commodity-linked derivatives, though the VP CTS Subsidiary will comply with the same Investment Company Act of 1940, as amended (the “1940 Act”), asset coverage requirements with respect to its investments in commodity-linked derivatives that apply to the VP Commodity Fund’s transactions in these instruments. To the extent applicable, the VP CTS Subsidiary otherwise is subject to the same fundamental and non-fundamental investment restrictions as the VP Commodity Fund and, in particular, to the same requirements relating to portfolio leverage, liquidity, and the timing and method of valuation of portfolio investments and Fund shares described elsewhere in this Prospectus and in the SAI. The VP Commodity Fund is the sole shareholder of the VP CTS Subsidiary and does not expect shares of the VP CTS Subsidiary to be offered or sold to other investors.

29

The VP Commodity Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. The VP Commodity Fund pursues its investment objective regardless of market conditions and does not take defensive positions.

Direxion VP Indexed Managed Futures Strategy Fund

The VP Futures Fund is managed to track the performance of the Auspice Managed Futures Index, which seeks to reflect trends (in either direction) in the commodity, currencies and financial futures markets. The VP Futures Fund will invest up to 25% of its total assets in a wholly owned and controlled subsidiary, the Direxion VP MFS Fund (the “VP MFS Subsidiary”). When viewed on a consolidated basis, the VP MFS Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the VP Futures Fund. The VP Futures Fund, directly and/or indirectly through its VP MFS Subsidiary, primarily invests in a combination of (long and short) commodity, currency and financial futures, commodity-linked notes, commodity-related equity options and swap contracts (collectively, “Financial Instruments”). The VP Futures Fund may invest directly in certain Financial Instruments, ETFs and other investment companies that provide exposure to commodities and equity securities, as well as fixed income securities that include U.S. government securities, investment grade short-term fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less. The VP Futures Fund’s return is expected to be derived principally from the changes in the value of securities and its portfolio is expected to consist principally of securities.

The VP Futures Fund will invest in the VP MFS Subsidiary. The VP Futures Fund’s investment in the VP MFS Subsidiary may not exceed 25% of the value of its total assets at the end of any quarter of its taxable year. This limitation is imposed by the Internal Revenue Code of 1986, as amended. The VP MFS Subsidiary, which is organized under the laws of the Cayman Islands, is wholly owned and controlled by the VP Futures Fund. The VP Futures Fund invests in the VP MFS Subsidiary in order to gain exposure to the investment returns of the commodities markets within the limitations of the federal tax law requirements applicable to regulated investment companies. The VP MFS Subsidiary invests principally in commodity and financial futures, options and swap contracts, and commodity-linked structured notes, as well as certain fixed-income investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. Unlike the VP Futures Fund, the VP MFS Subsidiary may invest without limitation in commodity-linked derivatives, though the VP MFS Subsidiary will comply with the same 1940 Act, asset coverage requirements with respect to its investments in commodity-linked derivatives that apply to the VP Futures Fund’s transactions in these instruments. To the extent applicable, the VP MFS Subsidiary otherwise is subject to the same fundamental and non-fundamental investment restrictions as the VP Futures Fund and, in particular, to the same requirements relating to portfolio leverage, liquidity, and the timing and method of valuation of portfolio investments described elsewhere in this Prospectus and in the SAI. The VP Futures Fund is the sole shareholder of the VP MFS Subsidiary and does not expect shares of the VP MFS Subsidiary to be offered or sold to other investors.

The VP Futures Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. The VP Futures Fund pursues its investment objective regardless of market conditions and does not take defensive positions.

30

Direxion VP Long/Short Global Currency Fund

Principal Investment Strategy. During normal market conditions, the VP Currency Fund seeks to achieve its investment objective by having at least 80% of the value of its nets assets (plus the amount of any borrowing for investment purposes) expose to a broad universe of 19 developed and emerging market global currencies through investments in Currency-Related Instruments (as defined below), each valued relative to the U.S. Dollar. The VP Currency Fund’s investments in eligible currencies will be positioned long or short, depending upon Rafferty’s outlook for each currency. Rafferty will manage the portfolio by incorporating a rules-based quantitative methodology. When determining whether to seek long or short exposure and weighting of each currency, Rafferty will take into account factors that include, but are not limited to, relative interest rate and volatility of each currency, short-term country stock index performance, the currency’s purchasing power parity to the U.S. Dollar, trade weighted effective exchange rates adjusted for inflation and the net open interest of futures contracts of an underlying currency.

The 19 currencies eligible for inclusion are: Euro, Great British Pound, Swiss Franc, Japanese Yen, Canadian Dollar, Australian Dollar, New Zealand Dollar, Swedish Krona, Norwegian Krone, Indian Rupee, Indonesian Rupiah, South Korean Won, Philippine Peso, Brazilian Real, Hungarian Forint, Mexican Peso, Russian Ruble, South African Rand and Turkish Lira. The portfolio will be re-evaluated and modified on at least a monthly basis, however, modifications may occur more frequently. These modifications could cause a high portfolio turnover rate for the Fund.

To gain exposure to the targeted currencies, the VP Currency Fund will invest in “Currency-Related Instruments,” which include: (i) securities denominated in foreign currencies, (ii) swap and option agreements denominated in or based on the currencies, (iii) futures and forwards, and/or (iv) fixed income instruments issued by foreign entities or sovereign nations. The Fund also may invest in ETFs and other investment companies that provide exposure to currency and equity securities. In addition, on a day-to-day basis, the Fund’s assets that are not used to purchase Currency-Related Instruments may be invested in U.S. government securities, investment grade short-term fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash and/or other cash equivalents with maturities of one year or less.

The VP Currency Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. The VP Currency Fund seeks to remain fully invested in accordance with its investment objective, however, in response to adverse economic, market or other unfavorable conditions, the VP Currency Fund may invest its assets in a temporary defensive manner.

Direxion Zacks VP MLP High Income Fund

Principal Investment Strategy. The VP MLP Fund seeks, after fees and expenses, 100% of the return of the Zacks MLP Index (the “Zacks Index”).

A master limited partnership (“MLP”) consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund will be a limited partner (or a member) in the MLPs in which it invests. The MLPs themselves generally do not pay United States federal income taxes, however, the Fund will be taxed on any distributions it receives from the MLPs in which it invests. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). To qualify as an MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code (the “Code”). These qualifying sources include natural resource-based activities such as the processing, transportation and storage of mineral or natural resources.

Rafferty uses a number of investment techniques in an effort to achieve the stated goal for the VP MLP Fund. Rafferty uses statistical and quantitative analysis to determine the investments the VP MLP Fund makes and the

31

techniques it employs. In general, if the VP MLP Fund is performing as designed, the return of the Zacks Index will dictate the return for the VP MLP Fund. The VP MLP Fund pursues its investment objective regardless of the market conditions and does not take defensive positions.

Rafferty seeks a pre-tax correlation over time of 0.95 or better between the VP MLP Fund’s performance and the performance of the Zacks Index; a correlation of 1.00 would represent perfect correlation. To do this, the VP MLP Fund will invest at least 80% of its net assets in the securities that comprise the Zacks MLP Index and certain derivatives of such securities. Derivatives securities that the Fund may use include futures contracts, swap agreements. The VP MLP Fund’s assets will be focused in an industry or group of industries to the extent that the Zacks Index focuses in a particular industry or group of industries. In addition, the VP MLP Fund is non-diversified, which means that it may invest in the securities of a limited number of issuers.

The VP MLP Fund is designed to provide investment returns, before fees and expenses, that track the performance of the Zacks Index. While Rafferty attempts to minimize any “tracking error” (the statistical measure of the difference between the investment results of the VP MLP Fund and the performance of the Zacks Index), certain factors will tend to cause the VP MLP Fund’s investment results to vary from the stated objective. The VP MLP Fund may have difficulty in achieving its target due to fees and expenses, including deferred income tax expense, high portfolio turnover, transaction costs, significant purchase and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the VP MLP Fund.

RISKS

An investment in any of the Funds entails risks. The Funds could lose money, or their performance could trail that of other investment alternatives. Rafferty cannot guarantee that the Funds will achieve their objectives. In addition, the Funds present some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Funds. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect many issuers worldwide, including the Funds. The table below provides additional information regarding the risks of investing in the Funds. Following the table, each risk is explained.

	Direxion VP Indexed Commodity Strategy Fund	Direxion VP Indexed Managed Futures Strategy Fund	Direxion VP Long/Short Global Currency Fund	Direxion Zacks VP MLP High Income Fund
Active and Frequent Trading Risk	X	X	X	X
Adverse Market Conditions Risk	X	X		X
Adviser’s Investment Strategy Risk			X	X
Aggressive Investment Techniques Risk	X	X	X	X
Agriculture Investment Risk	X	X
Commodity-Linked Derivatives Risk	X	X
Counterparty Risk	X	X	X	X
Credit Risk	X	X	X	X
Currency Exchange Rate Risk	X	X	X
Currency Investment Risk		X	X
Debt Instrument Risk	X	X	X	X
Derivatives Risk	X	X	X	X
Emerging Markets Risk	X	X	X
Energy Investment Risk	X	X
Energy Sector and MLP Risk				X
Equity Securities Risk				X
Foreign Securities Risk	X	X	X
Futures Contracts Risk			X	X
Futures Strategy Risk	X	X

32

Interest Rate Risk	X	X	X	X
Leverage Risk	X	X	X
Liquidity Risk			X
Market Risk	X	X	X	X
Metals Investment Risk	X	X
MLP Liquidity Risk				X
MLP Risk				X
MLP Tax Risk				X
Non-Diversification Risk	X	X	X	X
Other Investment Companies and ETFs Risk	X	X	X	X
Quantitative Model Risk			X
Potential Substantial After-Tax Tracking Error Risk				X
Regulatory Risk	X	X	X	X
Sector Risk	X	X
Shorting Securities Risk		X	X
Subsidiary Investment Risk	X	X
Tax Deferred Risk				X
Tax Risk	X	X
Tax Status of an MLP Fund Risk				X
Tax Treatment of Capital Distributions Risk				X
Tax Treatment of Qualified Dividends Risk				X
Tracking Error Risk	X	X		X
Valuation Time Risk			X
Volatility Risk	X	X		X

Important Tax Risks Associated with the VP MLP Fund’s Investment in MLPs

MLP Tax Risk

Much of the benefit the VP MLP Fund derives from its investment in securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes. As a result, the amount of cash available for distribution by the MLP would be reduced and the after-tax return to the VP MLP Fund with respect to its investment in such MLPs would be materially reduced. Thus, if any of the MLPs owned by the VP MLP Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the VP MLP Fund and lower income.

33

Tax Deferred Risk

Cash distributions from an MLP to the VP MLP Fund that exceed the VP MLP Fund’s allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the VP MLP Fund’s adjusted tax basis in the securities of the MLP. These reductions in the VP MLP Fund’s adjusted tax basis in the MLP securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The VP MLP Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains, as well as (ii) capital appreciation of its investments. The VP MLP Fund’s accrued deferred tax liability will be reflected each day in the VP MLP Fund’s NAV. Increases in deferred tax liability will decrease NAV. Conversely, decreases in deferred tax liability will increase NAV. The VP MLP Fund generally computes deferred income taxes based on the federal tax rate applicable to corporations, currently 35% and an assumed rate attributable to state taxes. A change in the federal tax rate applicable to corporations and, consequently, any change in the deferred tax liability of the Fund, may have a significant impact on the NAV of the VP MLP Fund. The VP MLP Fund’s current and deferred tax liability, if any, will depend upon the VP MLP Fund’s net investment income gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year depending on the nature of the VP MLP Fund’s investments, the performance of these investments and general market conditions. The VP MLP Fund will rely to some extent on information provided by the MLPs, which may not be timely, to estimate deferred tax liability for purposes of financial statement reporting and determining NAV. From time to time, the Adviser may modify the estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available. The VP MLP Fund estimates regarding its deferred tax liability are made in good faith; however, the daily estimate of the VP MLP Fund’s deferred tax liability used to calculate the VP MLP Fund’s NAV could vary dramatically from the VP MLP Fund’s actual tax liability. Actual income taxed, if any, will be incurred over many years depending on if, and when, investment gains and losses are realized, the then current basis of the VP MLP Fund’s assets and other factors. Upon the sale of an MLP security, the VP MLP Fund may be liable for previously deferred taxes. As a result, the determination of the VP MLP Fund’s actual tax liability may have a material impact on the VP MLP Fund’s NAV.

In the event the VP MLP Fund is in a net deferred tax asset position, the VP MLP Fund will evaluate all available information and consider the criterion established by the Financial Accounting Standards Board Codification Topic 740, Income Taxes (formerly Statement of Financial Accounting Standards No. 109) in order to properly assess whether it is more likely than not that the deferred tax asset will be realized or whether a valuation allowance is required.

Tax Status of an MLP Fund Risk

The VP MLP Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the VP MLP Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs. Accordingly, the VP MLP Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes. The VP MLP Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the VP MLP Fund’s current tax liability. However, the amount of taxes currently paid by the VP MLP Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the VP MLP Fund.

Tax Treatment of Capital Distributions Risk

A portion of the VP MLP Fund’s distributions are expected to be treated as a return of capital for tax purposes. Returns of capital distribution are not taxable income to you but reduce your tax basis in your shares. Such a reduction in tax basis will generally result in larger taxable gains and/or lower tax losses on a subsequent sale of shares. A distribution in excess of your basis will be taxable in the same manner as a sale of your shares. Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of

34

capital may be under the impression that they are receiving net profits from the VP MLP Fund when, in fact, they are not. Shareholders should not assume that the source of distributions is from the net profits of the VP MLP Fund.

Tax Treatment of Qualified Dividends Risk

Distributions by the VP MLP Fund will be treated as dividends for tax purposes to the extent of the VP MLP Fund’s current or accumulated earnings and profits. Under current federal income tax law, if applicable holding period requirements are met, qualified dividend income received by individuals and other non corporate shareholders is taxed at long-term capital gain rates, which currently reach a maximum of 15% (20% for taxpayers with taxable income exceeding $400,000 or $450,000 if married filing jointly).

Risks

Active and Frequent Trading Risk

Each Fund may engage in active and frequent trading, leading to increased portfolio turnover, higher transaction costs, and the possibility of increased net realized capital gains, including net short-term capital gain that will be taxable to shareholders as ordinary income when distributed to them.

Adverse Market Conditions Risk

Each Fund’s performance will suffer during conditions that are adverse to its investment goals, including a broad stock market decline or a decline in a Fund’s particular holdings.

Adviser’s Investment Strategy Risk

For the VP Currency Fund, while the Adviser seeks to take advantage of investment opportunities for the Fund that will maximize investment returns, there is no guarantee that such opportunities will ultimately benefit the Fund. There is no assurance that the Adviser’s investment strategy, as applicable, will enable the Fund to achieve its investment objective.

For the VP MLP Fund, the Adviser utilizes a quantitative methodology to select investments for the Fund. Although this methodology is designed to correlate the Fund’s performance with the performance of the Index, there is no assurance that such methodology will be successful and will enable the Fund to achieve its investment objective.

Aggressive Investment Techniques Risk

The Funds use investment techniques that may be considered aggressive and may entail significantly higher than normal risk. Risks associated with the use of futures contracts and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Funds and may involve a small investment of cash relative to the magnitude of the risk assumed.

Agriculture Investment Risk

The VP Commodity Fund and VP Futures Fund may gain exposure to agricultural commodities. Investments in the agriculture sector may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply of and demand of each commodity, legislative or regulatory developments relating to food safety, political, legal, financial, accounting and tax matters and other events that a Fund cannot control. In addition, increased competition caused by economic recession, labor difficulties and changing consumer tastes and spending can affect the demand for agricultural products, and consequently the value of investments in that sector. As a result, the price of an agricultural commodity could decline, which would adversely affect an investment in a Fund if it held that commodity.

35

Commodity-Linked Derivatives Risk

For the VP Commodity Fund and VP Futures Fund, the value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, precious metals, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. Commodity-linked derivatives provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in the commodities markets without investing directly in physical commodities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop.

Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of debt securities. Therefore, at maturity, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments that are more or less than the stated coupon interest payments.

Counterparty Risk

Each Fund may invest in financial instruments, including swap agreements, that enables a Fund to hedge a position or to gain exposure to securities or an index without investing in specific securities or instruments. Swap agreements are two-party contracts whereby the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Swap agreements expose a Fund to the risk that a counterparty may default and result in a loss to a Fund. The Funds do not specifically limit their counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with a Fund and, as a result, the Fund may not be able to achieve its investment objective.

Credit Risk

A Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. A Fund could lose money if the issuer of a debt security in which it has a short position is upgraded or generally improves its standing. Credit risk usually applies to most debt securities, but generally is not a factor for U.S. government obligations.

Currency Exchange Rate Risk

Each Fund, in seeking exposure to foreign companies, changes in foreign currency exchange rates will affect the value of what a Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets. Additionally, the Fund may invest in a limited number of currencies. As a result, an increase or decrease in the value of any of these currencies would have a greater impact on the Fund’s net asset value (“NAV”) and total return than if the Fund held a more diversified number of currencies.

Currency Investment Risk

The performance of the VP Futures Fund and VP Currency Fund in part is linked to the daily performance of the spot price of the exchange rates of foreign currencies. The price relationship between a foreign currency with the U.S. Dollar may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply of and demand of each currency, political, economic, legal, financial, accounting and tax matters and

36

other events that the Fund cannot control, such as the possibility that exchange controls could be imposed or modified, the overall growth and performance of the local economies, the trade and current account balance between the relevant countries, wars, major disasters and other unforeseeable events. In addition, the official sector consists of central banks, other governmental agencies and multi-lateral institutions that buy, sell and hold foreign currencies as part of their reserve assets. The official sector holds a significant amount of foreign currencies that can be mobilized in the open market. In the event that future economic, political or social conditions or pressures require members of the official sector to buy or sell their currency simultaneously or in an uncoordinated manner, the demand for that foreign currency might not be sufficient to accommodate the sudden change in the supply of the foreign currency to the market. Consequently, the price of the foreign currency could decline, which would adversely affect an investment in the Fund if it held that currency.

Debt Instrument Risk

The Funds may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Typically, the value of outstanding debt instruments falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to decrease.

Derivatives Risk

The Funds use investment techniques which may be considered to be an aggressive investment technique, including investments in derivatives. The derivative instruments in which the Funds may invest include: (1) futures contracts; (2) forward contracts; (3) swap agreements; and (4) options on securities, securities indices and futures contracts. Investments in derivatives may generally be subject to market risks that may cause their prices to fluctuate over time. In addition, such instruments may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security or index. This will increase the volatility of the Funds and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of derivatives may, as of the date of this prospectus, expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives, such as counterparty risk and the risk that the derivatives may become illiquid. The use of derivatives may result in larger losses or smaller gains than investing in the underlying securities directly. The derivatives that the Funds may invest in include:

•	Futures. A futures contact is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid.

•	Forward Contracts. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

•	Options. An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or currency.

37

•	Options on Futures Contracts. An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option.

•	Swap Agreements. In an interest rate swap, a Fund and another party exchange the right to receive interest payments on a security or other reference rate. The terms of the instrument are generally negotiated by a Fund and its swap counterparty. In a total return swap, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities or a non-asset reference such as a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on a total return from a different underlying asset or non-asset reference. Swap agreements are subject to counterparty risk, which relates to credit risk of the counterparty and liquidity risk for the swaps themselves.

Emerging Markets Risk

For the VP Commodity Fund and VP Futures Fund indirect investments in emerging markets instruments involve greater risks than investing in foreign instruments in general. Risks of investing in emerging market countries include political or social upheaval, nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. There may also be risks from an economy’s dependence on revenues from particular commodities or industries. In addition, currency transfer restrictions, limited potential buyers for such instruments, delays and disruption in settlement procedures and illiquidity or low volumes of transactions may make exits difficult or impossible at times.

Energy Investment Risk

The VP Commodity Fund and VP Futures Fund may gain exposure to energy commodities, such as oil, gasoline and natural gas. Investments in the energy sector may be highly volatile and can change quickly and unpredictably due to a number of factors, including the legislative or regulatory changes, adverse market conditions, increased competition affecting the energy sector, financial, accounting and tax matters and other events that a Fund cannot control. In addition, the value of energy commodities may fluctuate widely due to the supply and demand. As a result, the price of an energy commodity could decline, which would adversely affect an investment in a Fund if it held that commodity.

Energy Sector and MLP Risk

The VP MLP Fund will invest primarily in energy infrastructure MLPs which are engaged in the (i) gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal, (ii) the acquisition, exploitation and development of crude oil, natural gas and natural gas liquids, (iii) processing, treating, and refining of natural gas liquids and crude oil, (iv) owing, managing and transporting alternative fuels such as ethanol, hydrogen and biodiesel. These master limited partnerships (“MLPs”) are subject to risks specific to the industry they serve including, but not limited to the following:

The Fund will invest primarily in energy infrastructure companies. These companies are engaged in the (i) gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal, (ii) the acquisition, exploitation and development of crude oil, natural gas and natural gas liquids, (iii) processing, treating, and refining of natural gas liquids and crude oil, (iv) owing, managing and transporting alternative fuels such as ethanol, hydrogen and biodiesel. These MLPs are subject to risks specific to the industry they serve including, but not limited to the following:

38

•	The energy sector is highly regulated. MLPs operating in the energy sector are subject to significant regulation of virtually every aspect of their operations by federal, state and local governmental agencies, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may change for the products and services they provide.

•	MLPs in the energy sector may be affected by fluctuations in the prices of energy commodities, including natural gas, natural gas liquids, crude oil and coal.

•	MLPs engaged in the exploration, development, management or production of energy commodities are at risk of the natural resources depleting over time, which may cause the market value of the MLP to decline over time.

•	The MLPs operating in the energy sector may be adversely affected by reductions in the supply or demand for energy commodities.

•	MLPs in the energy sector may be subject to various operational risks, such as disruption of operations, inability to timely and effectively integrate newly acquired assets, unanticipated operation and maintenance expenses, underestimated cost projections, and other risks arising from specific business strategies.

•	Rising interest rates which could adversely impact the financial performance of these companies by increasing their costs of capital, which may reduce an MLP’s ability to execute acquisitions or expansion products in a cost-effective manner.

•	Extreme weather or other natural disasters could adversely impact the value of the debt and equity securities of the MLPs operating in the energy sector in which the Fund invests.

•	Threats of attacks by terrorists on energy assets could impact the market for MLPs operating in the energy sector.

•	A significant accident or event occurs and an MLP is not fully insured, it could adversely affect an MLP’s operations and financial condition and the securities issued by the MLP.

Equity Securities Risk

For the VP MLP Fund, investments in publicly issued equity securities, including common stocks, in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the VP MLP Fund invests will cause the NAV of the VP MLP Fund to fluctuate.

Foreign Securities Risk

A Fund indirectly investing in foreign instruments may involve greater risks than investing in domestic instruments. As a result, a Fund’s returns and NAVs may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the United States, and there may be less public information available about foreign companies.

Futures Contracts Risk

For the VP Currency Fund and VP MLP Fund successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

39

Futures Strategy Risk

For the VP Commodity Fund and the VP Futures Fund successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Interest Rate Risk

Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. The U.S. is currently in a period of historically-low interest rates and it is unclear how much longer interest rates will remain at their current levels. The impact of an interest rate change may be significant for other asset classes as well, whether because of the impact of interest rates on economic activity or because of changes in the relative attractiveness of asset classes due to changes in interest rates. For instance, higher interest rates may make investments in debt securities more attractive, thus reducing investments in equities.

Leverage Risk

As part of certain Fund’s principal investment strategy, a Fund will make investments in derivative instruments. These derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, a Fund has the risk of magnified capital losses. In addition, leverage may involve the creation of a liability that requires a Fund to pay interest.

Liquidity Risk

Some securities held by the VP Currency Fund, including derivatives, may be difficult to sell or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid security at an unfavorable time or at a price that is lower than Rafferty’s judgment of the security’s true market value, the Fund may be forced to sell the security at a loss. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Market Risk

The value of a Fund’s holdings may decline in price because of changes in prices of its holdings, a broad stock market decline, or political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. These fluctuations could be a sustained trend or a drastic movement. The markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

40

Metals Investment Risk

The performance of the VP Commodity Fund and VP Futures Fund in part is linked to the daily performance of the spot price of gold, silver and copper. Prices of gold, silver or other metals, and of gold, silver and other metal related securities, historically have been very volatile. Additionally, the securities of companies in the mining and metals sector have had a history of marked volatility. This may be due to a number of factors, including the changes in inflation, the outlook for inflation and changes in industrial and commercial demand for metals. Additionally, increased environmental or labor costs may depress the value of metal investments.

Further, changes in international monetary policies or economic and political conditions can affect the supply of metals, and consequently the value of metal investments. The United States or foreign governments may pass laws or regulations limiting metal investments for strategic or other policy reasons. The principal supplies of metal industries also may be concentrated in a small number of countries and regions. As a result of these conditions, the price of a metal could decline, which would adversely affect an investment in a Fund if it held that metal.

MLP Liquidity Risk

Although MLPs trade on national security exchanges, certain MLPs may trade less frequently than those of larger companies due to their market capitalizations. Due to limited trading volumes of certain MLPs, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. The VP MLP Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to dispose of the securities at a fair price. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index. This also may adversely affect the Fund’s ability to make dividend distributions to shareholders.

MLP Risk

Investments in common units of MLPs involve risks that differ from investments in common stock. Holders of MLP common units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) risk related to limited control of management or the general partner or managing member, (iii) limited rights to vote on matters affecting the MLP, except with respect to extraordinary transactions, (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities, and (v) cash flow risks. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including cash flow growth, cash generating power and distribution coverage.

Non-Diversification Risk

Each of the Funds is non-diversified. A non-diversified fund invests a high percentage of its assets in a limited number of securities. A non-diversified fund’s NAVs and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

Other Investment Companies (including ETFs) Risk

Investments in the securities of other investment companies, including ETFs (which may, in turn, invest in equities, bonds, and other financial vehicles) may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, a Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders indirectly bear in

41

connection with the Fund’s own operations. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed-end investment company and ETF shares potentially may trade at a discount or a premium are subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Finally, because the value of other investment company or ETF shares depends on the demand in the market, the Adviser may not be able to liquidate a Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Potential Substantial After-Tax Tracking Error Risk

The VP MLP Fund will be subject to taxation on its taxable income. The VP MLP Fund’s NAV will also be reduced by the accrual of any deferred tax liabilities. The Zacks Index, however, is calculated without any deductions for taxes. As a result, the VP MLP Fund’s after-tax performance could differ significantly from the performance of the Zacks Index even if the pretax performance of the VP MLP Fund and the performance of the Zacks Index are closely correlated.

Quantitative Model Risk

The VP Currency Fund employs quantitative methods that may result in performance different from the market as a whole as a result of the factors used in the quantitative method, the weight placed on each factor, and changes in the factors’ historical trends. There can be no assurance that the methodology will enable to the Fund to achieve its investment objective.

Regulatory Risk

The Funds are subject to the risk that a change in U.S. law and related regulations will impact the way each Fund operates, increase the particular costs of each Fund’s operations and/or change the competitive landscape.

There is no guarantee that the VP Commodity Fund or VP Futures Fund will be permitted to continue to indirectly invest in commodity-linked derivatives through their respective VP Subsidiaries.

There is no guarantee that the VP Currency Fund will be permitted to continue to engage in short sales, which are designed to earn the VP Currency Fund a profit from the decline of the price of a particular security, basket of securities or index.

For the VP MLP Fund, MLPs are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. For example, many state and federal environmental laws provide for civil penalties as well as regulatory remediation, thus adding to the potential liability an MLP may face. More extensive laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs.

42

Sector Risk

The VP Commodity Fund and VP Futures Fund are subject to sector risk. Companies that are in similar businesses may be similarly affected by particular economic or market events which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to change. To the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Shorting Securities Risk

The VP Futures Fund and the VP Currency Fund are subject to shorting securities risk. Short positions are designed to profit from a decline in the price of particular securities, baskets of securities or indices. A short sale involves the theoretically unlimited risk of loss when the market value of the instruments sold short plus related transaction costs exceeds the proceeds to a Fund from the short sale. As a consequence, a Fund will lose value if and when the instrument’s price rises– a result that is the opposite from traditional mutual funds. The holder of a short position is responsible for paying the dividends and interest accruing on the short position. Because dividends and interest accruing on a short position is an expense to a Fund, the performance of a Fund may be adversely impacted by the cost of maintaining its short positions.

Subsidiary Investment Risk

The VP Commodity Fund and VP Futures Fund may invest in the VP CTS Subsidiary and VP MFS Subsidiary, respectively, (each a “VP Subsidiary” and collectively, the “VP Subsidiaries”). The VP Commodity Fund and VP Futures Fund’s investments in their VP Subsidiaries generally will not exceed 25% of the value of its total assets (ignoring any subsequent market appreciation in a Subsidiary’s value). This limitation is pursuant to the Internal Revenue Code of 1986, as amended, and is measured at each taxable year quarter-end. Each VP Subsidiary, which is organized under the laws of the Cayman Islands, is wholly owned and controlled by each Fund. The VP Commodity Fund and VP Futures Fund will invest in their respective VP Subsidiaries in order to gain exposure to the investment returns of the commodities markets within the limitations of the federal tax law requirements applicable to regulated investment companies. Each VP Subsidiary will invest principally in commodity and financial futures, options and swap contracts, as well as certain fixed-income investments intended to serve as margin or collateral for a VP Subsidiary’s derivatives positions. Unlike the Funds, each VP Subsidiary may invest without limitation in commodity-linked derivatives, though a VP Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that apply to the VP Commodity Fund and VP Futures Fund’s transactions in these instruments. To the extent applicable, each VP Subsidiary otherwise is subject to the same fundamental and non-fundamental investment restrictions as the Funds and, in particular, to the same requirements relating to portfolio leverage, liquidity, and the timing and method of valuation of portfolio investments and Fund shares, described elsewhere in this Prospectus and in the SAI. By investing in their respective VP Subsidiaries, the VP Commodity Fund and VP Futures Fund are indirectly exposed to the risks associated with a Subsidiary’s commodity-linked derivatives investments.

Each VP Subsidiary is not registered with the SEC as an investment company under the 1940 Act, and is not subject to the investor protections of the 1940 Act. As an investor in a VP Subsidiary, the VP Commodity Fund and VP Futures Fund do not have the same protections offered to shareholders of registered investment companies.

Each VP Fund and its VP Subsidiary may not be able to operate as described in this Prospectus in the event of changes to the laws of the United States or the Cayman Islands. If the laws of the Cayman Islands required each VP Subsidiary to pay taxes to a governmental authority, the VP Commodity Fund and VP Futures Fund would be likely to suffer decreased returns.

43

Tax Risk

The VP Commodity Fund and VP Futures Fund can qualify as a regulated investment company under Subchapter M of Chapter 1 of Subtitle A of the Code (“RIC”) only if, among other things, it derives at least 90% of its gross income each taxable year from “qualifying income.” Revenue Ruling 2006-1 (as modified by Revenue Ruling 2006-31) excludes from that category income from certain commodity-linked derivative contracts. The VP Commodity Fund and VP Futures Fund, therefore, will seek to restrict their income from derivatives, such as commodity-linked swaps, and other sources that do not generate qualifying income to a maximum of 10% of its annual gross income.

From 2006 through July 2011, the Internal Revenue Service (“IRS”) issued over 70 private letter rulings (“PLRs”) treating (1) income from commodity-linked notes (as distinguished from commodity-linked derivatives) similar to those in which the VP Commodity Fund and VP Futures Fund may invest in the future as qualifying income and (2) income derived from a wholly owned subsidiary similar to each VP Subsidiary as qualifying income even if the subsidiary itself invests in commodity-linked derivatives. Although a PLR may only be relied on by the taxpayer(s) that receives it, and neither the VP Commodity Fund and VP Futures Fund will seek a PLR regarding its investments in commodity-linked notes and its respective VP Subsidiary, the VP Commodity Fund and VP Futures Fund intends to treat the income it derives from those investments as qualifying income based on the analysis in the PLRs mentioned above. Shareholders and potential investors should be aware, however, that, in July 2011, the IRS suspended the issuance of such PLRs pending its re-examination of the policies underlying them, which was still ongoing at the date of this Prospectus. If, at the end of that re-examination, the IRS changes its position with respect to the conclusions reached in those PLRs, and the changed position was upheld, then the VP Commodity Fund and/or VP Futures Fund might be required to restructure its investments to satisfy the qualifying income requirement or might cease to qualify as a RIC. In the latter event, the VP Commodity Fund and VP Futures Fund would be taxed for federal tax purposes as an ordinary corporation on the full amount of its taxable income without being able to deduct the distributions it makes to its shareholders, who would treat all those distributions as dividends to the extent of the Fund’s earnings and profits.

Tracking Error Risk

The VP Commodity Fund, VP Futures Fund and VP MLP Fund’s returns may not match the returns of each Fund’s underlying index for a number of reasons.

For the VP Commodity Fund and VP Futures Fund may have difficulty achieving their calendar month target due to fees and expenses, high portfolio turnover, transaction costs and/or a temporary lack of liquidity in the markets for the securities held by the Funds. For example, the VP Commodity Fund and VP Futures Fund each incur a number of operating expenses not applicable to the respective index. In addition, the VP Commodity Fund and VP Futures Fund may not be fully invested at all times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions. The return on the currencies, futures, or other derivatives positions taken by the VP Commodity Fund or the VP Futures Fund, to replicate the performance of an underlying index, may not correlate precisely with the return of the underlying index.

For the VP MLP Fund, the VP MLP Fund’s return may not correlate to the return of the Zacks Index due to, among other factors, the VP M:LP Fund incurring operating expenses, transaction costs, high portfolio turnover, and not being fully invested at all times as a result of cash inflows and cash reserves to meet redemptions.

Valuation Time Risk

The Funds value their portfolio as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time). In some cases, foreign market indices close before the NYSE opens or may not be open for business on the same calendar days as the Funds, which may result in the Fund not being able to sell a security at its desired time or price.

44

Volatility Risk

The performance of the VP Commodity Fund, VP Futures Fund and VP MLP Fund are designed to correlate to the performances of their respective indexes. Significant short-term price movements in the components and market sectors that make up an index, could adversely impact the performance of both an index and the VP Commodity Fund, VP Futures Fund and VP MLP Fund. In addition, the NAV of the VP Commodity Fund, VP Futures Fund and VP MLP Fund over short-term periods may be more volatile than other investment options because of the Funds’ significant use of financial instruments that have a leveraging effect.

ABOUT YOUR INVESTMENT

Share Price of the Funds

A Fund’s share price is known as its NAV. The Funds’ share prices are calculated as of the close of regular trading, usually as of 4:00 p.m. Eastern time (“Valuation Time”), each day the NYSE is open for business (“Business Day”). The value of a Fund’s assets that trade in markets outside the United States or in currencies other than the U.S. dollar may fluctuate on days that foreign markets are open but the Funds are not open for business.

All shareholder transaction orders received in good form by the Funds’ transfer agent or an authorized financial intermediary by the time that the Fund calculates its NAV (as described above) will be processed at that day’s NAV. Transaction orders received after the time that the Fund calculates it NAV will receive the next calculated NAV.

Share price is calculated by dividing a Fund’s net assets by its shares outstanding. The Funds use the following methods to price securities held in their portfolios:

•	Equity securities listed and traded principally on any domestic or foreign national securities exchange are valued at the last sales price. Exchange traded funds are valued at the last sales price prior to Valuation Time. Securities primarily traded in the NASDAQ Global Market® are valued using the NASDAQ® Official Closing Price. Over-the counter securities are valued at the last sales price in the over-the-counter market. If, on a particular day, a security does not trade, then the mean between the closing bid and asked prices will be used;

•	Swap contracts are valued using the closing prices of the underlying reference entity or closing value of the underlying reference index;

•	Futures contracts are valued at (1) the settlement prices established each day on the exchange on which they are traded if the settlement price reflects trading prior to the Valuation Time or (2) at the last sales price prior to the Valuation Time if the settlement prices established by the exchange reflects trading after Valuation Time;

•	Options are valued at the composite price, using National Best Bid and Offer quotes;

•	Short-term debt securities with a maturity of 60 days or less and money market securities are valued using the “amortized” cost method;

•	Other debt securities are valued by using the closing bid and asked prices provided by the Funds’ pricing service or, if such prices are unavailable, by a matrix pricing method; and

•	Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value estimates by the Adviser under the oversight of the Board of Trustees.

The VP Commodity Fund and VP Futures Fund may invest up to 25% of its total assets in the VP CTS Subsidiary and VP MFS Subsidiary, respectively. Each VP Subsidiary offers to redeem all or a portion of its shares every Business Day. The value of each Subsidiary’s shares will fluctuate with the value of its portfolio investments. Each Subsidiary uses the same pricing and valuation methodologies described above to price its shares.

45

Fair Value Pricing. Portfolio securities and other assets are valued chiefly by market prices from the primary market in which they are traded. Securities are priced at a fair value as determined by the Adviser, under the oversight of the Board of Trustees, when reliable market quotations are not readily available, the Funds’ pricing service does not provide a valuation for such securities, the Funds’ pricing service provides a valuation that in the judgment of the Adviser does not represent fair value, the Adviser believes that the market price is stale, or an event that affects the value of an instrument (a “Significant Event”) has occurred since the closing prices were established, but before the time as of which the Funds calculate their NAVs. Examples of Significant Events may include: (1) events that relate to a single issuer or to an entire market sector; (2) significant fluctuations in domestic or foreign markets; or (3) occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, or significant government actions. If such Significant Events occur, a Fund may value the instruments at fair value, taking into account such events when it calculates each Fund’s NAV. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. In addition, the Funds may also fair value an instrument if trading in a particular instrument is halted and does not resume prior to the closing of the exchange or other market.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, Rafferty compares the market quotation to the fair value price to evaluate the effectiveness of the Funds’ fair valuation procedures.

Rule 12b-1 Fees

The Funds have adopted a distribution plan under Rule 12b-1 (the “Plan”) pursuant to which each Fund pays for distribution and services provided to Fund shareholders. Because Rule 12b-1 fees are paid out of each Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Pursuant to the Plan, each Fund may pay annual Rule 12b-1 fees of up to 1.00% of its average daily net assets. The Board has currently authorized each Fund to pay a maximum annual Rule 12b-1 fee of 0.25% of its average daily net assets. The Board has also authorized each Fund to pay a separate shareholder servicing fee of 0.20% of the Fund’s average daily net assets to the insurance companies that issue variable annuity and variable life policies through which you may invest in the Funds.

How to Invest in Shares of the Funds

The Trust offers shares of the Funds to insurance company separate accounts that serve as investment vehicles through variable annuity contracts and variable life insurance policies (“Contracts”). The Trust also offers shares of the Funds to through certain qualified pension and retirement plans. The separate accounts and plan sponsors, not the individual Contract owners or plan beneficiaries, are the shareholders of the Fund. However, the separate accounts and plan sponsors may pass through voting rights to the Contract owners or plan beneficiaries.

Contract owners and plan beneficiaries that desire to purchase, sell or exchange shares in the Fund should consult with the insurance company that issued their Contracts, the accompanying variable Contract prospectus or their plan sponsor. There may be other restrictions and costs for purchases, sales or exchanges.

Short-Term Trading

The Funds anticipate that a significant portion of its assets will come from professional money managers and investors who use the Funds as part of their “asset allocation” and/or “market timing” investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. Frequent trading increases the rate of each Fund’s portfolio turnover, which increases the overall expenses of managing a Fund, due to increased brokerage commissions or dealer mark-ups/mark-downs and other transaction costs on the sale of securities and reinvestments in other securities. In addition, frequent trading may dilute the value of Fund

46

shares held by long-term shareholders and may interfere with the efficient management of a Fund’s portfolio. Although, each Fund reserves the right to reject any purchase orders or suspend the offering of Fund shares, each Fund does not currently impose any trading restrictions on Fund shareholders nor actively monitor for trading abuses. The Funds’ Board of Trustees has approved the short-term trading policy of the Funds. The costs associated with each Fund’s portfolio turnover will have a negative impact on longer-term investors as noted previously in the Prospectus.

MANAGEMENT OF THE FUNDS

Rafferty provides investment services to the Funds. Rafferty attempts to manage the investment of the Funds’ assets consistent with their investment objectives, policies and limitations. Rafferty has been managing mutual funds since June 1997. Rafferty is located at 1301 Avenue of the Americas (6th Avenue), 35th Floor, New York, New York 10019. As of [            ], 2013, the Adviser had approximately $[            ] billion in assets under management.

Under an investment advisory agreement between the Trust and Rafferty, the VP Commodity Fund, VP Futures Fund, VP Currency Fund and VP MLP Fund pay Rafferty fees at an annualized rate of 0.85%, 0.95%, 0.95% and 0.60% respectively, based on a percentage of each Fund’s daily net assets.

The VP CTS Subsidiary and VP MFS Subsidiary have entered into separate investment advisory agreements with Rafferty. Under this agreement, Rafferty provides to each VP Subsidiary the same type of investment advisory services on the substantially same terms as Rafferty provides advisory services to the VP Commodity Fund and the VP Futures Fund. The VP Commodity Fund and the VP Futures Fund (not each VP Subsidiary) pays Rafferty an advisory fee as described above.

Each VP Subsidiary also has entered into agreements with the VP Commodity Fund’s and VP Futures Fund’s service providers for the provision of administrative, accounting, transfer agency and custody services. Each Subsidiary will bear the expenses associated with these services, which are not expected to be material in relation to the value of the VP Commodity Fund’s and VP Futures Fund’s assets. It is also anticipated that the VP Commodity Fund’s and VP Futures Fund’s own expenses will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. Therefore, it is expected that the VP Commodity Fund’s and VP Futures Fund’s investment in their respective VP Subsidiaries will not result in either Fund paying duplicative fees for similar services provided to the VP Commodity Fund, VP Futures Fund and their respective Subsidiaries.

A discussion regarding the basis on which the Board of Trustees approved the investment advisory agreement for the Funds will be included in the Funds’ Annual Report for the fiscal year ended December 31, 2013.

Rafferty has entered into an Operating Services Agreement with the Funds. Under this Operating Services Agreement, Rafferty, in exchange for an Operating Services Fee paid to Rafferty by each Fund, has contractually agreed to pay all expenses of each Fund through September 1, 2015 other than the following: management fees, distribution and/or service fees, shareholder servicing fees, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of a Fund. This Operating Services Agreement may be terminated at any time by the Board of Trustees.

An investment team of Rafferty employees has the day-to-day responsibility for managing the Funds. The investment team generally decides the target allocation of each Fund’s investments, and on a day-to-day basis, an individual portfolio manager executes transactions for the Funds consistent with the target allocation. The portfolio managers rotate among the Funds periodically so that no single portfolio manager is responsible for a specific Fund for extended periods of time. The members of the investment team that are jointly and primarily responsible for the day-to-day management of the Funds are Paul Brigandi and Tony Ng.

Mr. Brigandi has been a Portfolio Manager at Rafferty since June 2004. Mr. Brigandi was previously involved in the equity trading training program for Fleet Boston Financial Corporation from August 2002 to April 2004. Mr. Brigandi is a 2002 graduate of Fordham University.

47

Mr. Ng has been a Portfolio Manager at Rafferty since April 2006 and has managed the Funds since October 2010. Mr. Ng was previously a Team Leader in the Trading Assistant Group with Goldman Sachs from 2004 to 2006. He was employed with Deutsche Asset Management from 1998 to 2004. Mr. Ng graduated from State University at Buffalo in 1998.

The Funds’ SAI provides additional information about the investment committees’ members’ compensation, other accounts they manage and their ownership of securities in the Funds.

PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI. Currently, disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Annual and Semi-Annual Reports will be available by contacting the Direxion Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling (800) 851-0511.

DISTRIBUTIONS AND TAXES

Distributions. Each Fund distributes dividends from its net investment income at least annually. Net investment income generally consists of interest income and dividends received on investments, less expenses.

Each Fund also distributes any realized net capital gains and net gains from foreign currency transactions, if any, at least annually. A Fund realizes capital gains mainly from sales of its portfolio assets for a profit.

Dividends and other distributions (collectively, “distributions”) will be reinvested in additional Fund shares of the distributing class automatically at that class’s NAV per share unless you request otherwise in writing or via telephone. Each Fund reserves the right, if you elect to receive distributions from the Fund by check and the U.S. Postal Service cannot deliver the check or the check remains uncashed for six months, to reinvest in your account the amount of the check, without interest, in additional Fund shares of the distributing class at the distributing class’s then-current NAV per share and to reinvest all subsequent distributions in shares of that class until an updated address is received. The check will not be held separate from the shares in your account.

Due to the pattern of purchases and redemptions in many of the Funds, a Fund’s total net assets may fluctuate significantly over the course of a year. Because a Fund may declare and pay distributions at any time, an investor may receive a distribution, which may be taxable, shortly after making an investment in a Fund.

Taxes. Each Fund, which is treated as a separate corporation for federal tax purposes, intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Code”), so that it will not have to pay federal income tax on that part of its investment company taxable income (determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

Fund shares are offered only to insurance company separate accounts that fund Contracts (“Separate Accounts”) and to Plans. Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable annuity or variable life insurance contracts. See the applicable Contract prospectus for a discussion of the federal income tax status of (1) the Separate Accounts and (2) the holders of Contracts funded through the Separate Accounts. Plans are generally exempt from federal income tax, though distributions from Plans usually are taxable; for more information, contact your Plan administrator.

It is important for each Fund to maintain its status as a regulated investment company (and to satisfy certain other requirements), because its shareholders that are Separate Accounts will then be able to use a “look-through” rule in determining whether the Contracts indirectly funded by the Fund meet the investment diversification requirements that apply to those accounts. If a Fund failed to meet those requirements, owners of Contracts funded through it would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any

48

benefit of tax deferral. Accordingly, the Adviser monitors each Fund’s compliance with the applicable regulated investment company qualification and Separate Account diversification requirements.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting each Fund and its shareholders; see the SAI for a more detailed discussion. Prospective shareholders are urged to consult their tax advisers.

MASTER/FEEDER OPTION

A Fund may in the future operate under a master/feeder structure. This means that a Fund would be a “feeder” fund that attempts to meet its objective by investing all or a portion of its investable assets in a “master” fund with the same investment objective. The “master” fund would purchase securities for investment. It is expected that any such investment company would be managed by Rafferty in substantially the same manner as the Funds that invests therein. If permitted by law at that time, the Board of Trustees may approve the implementation of such a structure for one or more Funds without seeking shareholder approval. However, the Trustees’ approval will be given only if the investment(s) in the master fund(s) is (are) in the best interests of the Funds and their shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. You also will receive a 30-day notice prior to the implementation of the master/feeder structure for your Fund.

INDEX DESCRIPTIONS

Please note that you cannot invest directly in an index, although you may invest in the underlying securities represented in the index. Index returns are adjusted to reflect the reinvestment of dividends on securities in the index but do not reflect the expenses of the Fund.

The Auspice Broad Commodity Index aims to capture upward trends in the commodity markets while minimizing risk during downtrends. The index will use a quantitative methodology to track either long or flat positions in a diversified portfolio of 12 commodity futures which cover the energy, metal, and agricultural sectors. The index incorporates dynamic risk management and contract rolling methods. The index is available as either a total return index (includes a collateral return) or as an excess return index (no collateral return). The indices were created to yield a benchmark value of 1000 on January 1, 2000.

The Auspice Managed Futures Index aims to capture upward and downward trends in the commodity and financial markets. The Index will use a quantitative methodology to track either long or short positions in a diversified portfolio of 21 exchange-traded futures which cover the energy, metal, agricultural, interest rate, and currency sectors. The Index incorporates dynamic risk management and contract rolling methods. The Index is available as either a total return index (includes a collateral return) or as an excess return index (no collateral return). The Index was created to yield a benchmark value of 1000 on January 1, 2000.

The Zacks MLP Index is comprised of approximately 25 stocks selected, based on investment and other criteria, from a universe of MLPs listed on domestic exchanges. MLPs are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation.

The MLPs are selected using a proprietary, quantitative rules-based methodology developed by Zacks Investment Research, Inc. (“Zacks” or the “Index Provider”). The constituent selection methodology was developed by Zacks as a quantitative approach to identify those companies that may offer the greatest yield potential.

The Index Provider utilizes multi-factor proprietary selection rules to identify MLPs that may offer the greatest yield by assessing various factors, including yield, liquidity, relative value, and other factors. Each company is then sorted from highest to lowest based on its yield.

MLPs considered for inclusion in the Index generally, at the time of selection, pay a dividend and are listed on at least one domestic stock exchange. Zacks further narrows the universe by ranking each potential constituent based

49

on a variety of factors including yield, liquidity and relative value. The 25 highest ranking constituents are then chosen and are equally weighted so that each makes up 4% of the Index. The Index is rebalanced at least quarterly, but may be rebalanced more often to ensure timely stock selections. Of the 25 partnerships eligible for inclusion in the Index, approximately 20 trade on the NYSE and the rest trade on the NASDAQ.

INDEX LICENSOR

ZACKS SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO THE FUND OR UNDERLYING INDEX. ZACKS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INVESTMENT ADVISER, DISTRIBUTOR OR OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDICES OR ANY DATA INCLUDED THEREIN. ZACKS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE FUND OR TO THE UNDERLYING INDEX OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ZACKS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE FUND OR THE UNDERLYING INDEX, EVEN IF ZACKS IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FINANCIAL HIGHLIGHTS

No financial information is available for the Funds because the Funds had not commenced prior to the date of this Prospectus.

50

[DIREXION LOGO]

PROSPECTUS

1301 Avenue of the Americas (6th Avenue), 35th Floor           New York, New York 10019          (800) 851-0511

DIREXION VP INDEXED COMMODITY STRATEGY FUND

DIREXION VP INDEXED MANAGED FUTURES STRATEGY FUND

DIREXION VP LONG/SHORT GLOBAL CURRENCY FUND

DIREXION ZACKS VP MLP HIGH INCOME FUND

MORE INFORMATION ON THE DIREXION INSURANCE TRUST

This Prospectus is intended only for use when accompanied by a Separate Account prospectus or qualified pension or retirement plan document.

Statement of Additional Information (“SAI”):

The Fund’s SAI contains more information on the Fund and its investment policies. The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (“SEC”).

Annual and Semi-Annual Reports to Shareholders:

The Fund’s reports provide additional information on their investment holdings, performance data and a letter discussing the market conditions and investment strategies that significantly affected the Fund’s performance during that period.

The Trust does not maintain a website with Fund information because it is intended only for use when accompanied by a Separate Account prospectus or qualified pension or retirement plan document, which is only available from the insurance companies or qualified plan sponsors that have selected the Fund as an investment vehicle. To receive the Fund’s SAI or Fund Reports free of charge, or to make shareholder inquiries, contact the insurance company that issued your Contract or contact the Fund directly using the information below.

To Obtain the SAI or Fund Reports Free of Charge:

Write to:	Direxion Insurance Trust
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

Call:	(800) 851-0511

By Internet:	www.direxionfunds.com

These documents and other information about the Fund can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund may be viewed on screen or downloaded from the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Rafferty Capital Markets, LLC, Distributor

1010 Franklin Avenue, 3rd Floor

Garden City, New York 11530

SEC File Number: 811-09761

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion, dated September 11, 2013

THE DIREXION INSURANCE TRUST

STATEMENT OF ADDITIONAL INFORMATION

1301 Avenue of the Americas (6th Avenue), 35th Floor        New York, New York 10019        (800) 851-0511

DIREXION VP INDEXED COMMODITY STRATEGY FUND

DIREXION VP INDEXED MANAGED FUTURES STRATEGY FUND

DIREXION VP LONG/SHORT GLOBAL CURRENCY FUND

DIREXION ZACKS VP MLP HIGH INCOME FUND

The Direxion Insurance Trust (the “Trust”) is a management investment company, or mutual fund, which currently offers shares of a variety of investment portfolios to separate accounts that fund variable annuity contracts and variable life insurance policies of certain insurance companies (collectively, “Contracts”) and certain qualified pension and retirement plans (“Qualified Plans”). This Statement of Additional Information (“SAI”) relates to four of these portfolios, the Direxion VP Indexed Commodity Strategy Fund, Direxion VP Indexed Managed Futures Strategy Fund, Direxion VP Long/Short Global Currency Fund and Direxion Zacks VP MLP High Income Fund (each a “Fund” and collectively, the “Funds”).

This SAI, dated [            ], 2013 is not a prospectus. It should be read in conjunction with the Fund’s Prospectus dated [            ], 2013 (“Prospectus”). This SAI is incorporated by reference into the Prospectus. In other words, it is legally part of the Prospectus. To receive a copy of the Prospectus, without charge, write or call the Trust at the address or telephone number listed above.

Dated: [            ], 2013

TABLE OF CONTENTS

Page
CLASSIFICATION OF THE FUNDS	1

INVESTMENT POLICIES AND TECHNIQUES	1

American Depositary Receipts (“ADRs”)	3
Asset-Backed Securities	3
Bank Obligations	3
Caps, Floors and Collars (Direxion Zacks VP MLP High Income Fund)	4
Corporate Debt Securities	4
Energy Infrastructure Industry Risk (Direxion Zacks VP MLP High Income Fund)	5
Equity Securities	7
Foreign Currencies	7
Foreign Securities	11
Hybrid Instruments	13
Illiquid Investments and Restricted Securities	13
Indexed Securities	14
Investment in the Subsidiary (Direxion VP Indexed Commodity Strategy Fund and Direxion VP Indexed Managed Futures Strategy Fund)	14
Interest Rate Swaps	16
Junk Bonds	16
Mortgage-Backed Securities	16
Municipal Obligations	18
Options, Futures and Other Derivative Strategies	18
Other Investment Companies	24
Payment-In-Kind Securities and Strips (Direxion Zacks VP MLP High Income Fund)	24
Repurchase Agreements	24
Reverse Repurchase Agreements	25
Short Sales	25
Swap Agreements	25
Total Return Swaps (Direxion Zacks VP MLP High Income Fund)	27
Unrated Debt Securities	27
U.S. Government Sponsored Enterprises (“GSE”) (Direxion Zacks VP MLP High Income Fund)	28
U.S. Government Securities	28
When-Issued Securities	29
Zero-Coupon, Payment-In-Kind and Strip Securities	29
Other Investment Risks and Practices	30
Risk of Tracking Error (Direxion VP Indexed Commodity Strategy Fund, Direxion VP Indexed Managed Futures Strategy Fund and Direxion Zacks VP MLP High Income Fund)	31
Potential Substantial After-Tax Tracking Error Risk (Direxion Zacks VP MLP High Income Fund)	31

INVESTMENT RESTRICTIONS	32

PORTFOLIO TRANSACTIONS AND BROKERAGE	34

PORTFOLIO HOLDINGS INFORMATION	34

MANAGEMENT OF THE TRUST	35

The Board of Trustees	35
Risk Oversight	35
Board Structure and Related Matters	36
Board Committees	39
Principal Officers of the Trust	39
Principal Shareholders, Control Persons and Management Ownership	42
Investment Adviser	42

i

ii

THE DIREXION INSURANCE TRUST

The Trust is a Massachusetts business trust organized on December 29, 1999 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of five series, four of which are offered in this SAI. Effective April 28, 2006, the Trust changed its name to the Direxion Insurance Trust. Prior to that date, the Trust was known as the Potomac Insurance Trust.

This SAI relates only to the Funds. The Funds currently offer one class of shares. The Funds’ shares are made available with respect to Contracts and Qualified Plans where the insurance company or Qualified Plan sponsor receives Rule 12b-1 payments and a separate shareholder servicing fee. The Funds also may be subject to other charges as described in the Contracts’ prospectuses or Qualified Plan documents.

CLASSIFICATION OF THE FUNDS

Each Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act. Each Fund is considered “non-diversified” because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers. To the extent that a Fund assumes large positions in the securities of a small number of issuers, the Fund’s net asset value (“NAV”) may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

Each Fund’s classification as a “non-diversified” investment company means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each Fund, however, intends to continue to meet certain tax-related diversification standards for each quarter of its taxable year.

INVESTMENT POLICIES AND TECHNIQUES

This section provides a detailed description of the securities in which a Fund may invest to achieve its investment objective, the strategies it may employ and the corresponding risks of such securities and strategies. The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets could experience increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue. The U.S. government has already taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.

Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continued market turbulence may have an adverse effect on the Funds.

The Direxion VP Indexed Commodity Strategy Fund and Direxion VP Indexed Managed Futures Strategy Fund have invested in wholly owned subsidiaries organized under the laws of the Cayman Islands (the “VP CTS Subsidiary” and the “VP MFS Subsidiary”, respectively, each a “VP Subsidiary” and collectively, the “VP Subsidiaries”), the registered offices of which are located at Walkers SPV Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9002, Cayman Islands. The Direxion VP Indexed Commodity Strategy Fund and VP Direxion VP Indexed Managed Futures Strategy Fund are currently the sole shareholders of the VP CTS Subsidiary and the VP MFS Subsidiary, respectively, and do not expect shares of the VP CTS Subsidiary or VP MFS Subsidiary to be offered or sold to other investors. The Direxion VP Indexed Commodity Strategy Fund and Direxion VP Indexed Managed Futures Strategy Fund’s investment in the VP CTS Subsidiary and the VP MFS Subsidiary, respectively, may not exceed 25% of the value of their total assets (ignoring any subsequent market appreciation in the VP CTS Subsidiary’s and the VP MFS Subsidiary’s value), which limitation is imposed by the Code and is measured at the end of each quarter of its taxable year.

The Direxion VP Indexed Commodity Strategy Fund and Direxion VP Indexed Managed Futures Strategy Fund may invest in the VP CTS Subsidiary and VP MFS Subsidiary, respectively, in order to gain exposure to the investment returns of the commodities markets within the limitations of the federal tax law requirements applicable to RICs. Each VP Subsidiary invests principally in commodity and financial futures, options and swap contracts, as well as certain fixed-income investments intended to serve as margin or collateral for a VP Subsidiary’s derivatives positions. Unlike the Direxion VP Indexed Commodity Strategy Fund and Direxion VP Indexed Managed Futures Strategy Fund, each VP Subsidiary may invest without limitation in commodity-linked derivatives, though a VP Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that apply to the Direxion VP Indexed Commodity Strategy Fund and Direxion VP Indexed Managed Futures Strategy Fund’s transactions in those instruments. To the extent applicable, each Subsidiary otherwise is subject to the same fundamental and non-fundamental investment restrictions as the Direxion VP Indexed Commodity Strategy Fund and Direxion VP Indexed Managed Futures Strategy Fund and, in particular, to the same requirements relating to portfolio leverage, liquidity, and the timing and method of valuation of portfolio investments and Fund shares. (Accordingly, references in this SAI to the Direxion VP Indexed Commodity Strategy Fund and Direxion VP Indexed Managed Futures Strategy Fund may also include their respective VP Subsidiaries.) By investing in their respective VP Subsidiaries, the Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund may be considered to be investing indirectly in the same investments as their respective VP Subsidiaries and are indirectly exposed to the risks associated with those investments.

Each VP Subsidiary is not registered with the SEC as an investment company under the 1940 Act and is not subject to the investor protections of the 1940 Act. As an investor in a VP Subsidiary, the Direxion VP Indexed Commodity Strategy Fund and Direxion VP Indexed Managed Futures Strategy Fund will not have the same protections offered to shareholders of registered investment companies. However, because each VP Subsidiary is wholly owned and controlled by the Direxion VP Indexed Commodity Strategy Fund and Direxion VP Indexed Managed Futures Strategy Fund and all are managed by Rafferty Asset Management, LLC (“Rafferty” or “Adviser”), it is unlikely that a VP Subsidiary will take action in any manner contrary to the interest of the Direxion VP Indexed Commodity Strategy Fund and Direxion VP Indexed Managed Futures Strategy Fund or their shareholders. Because each VP Subsidiary has the same investment objective and, to the extent applicable, will comply with the same investment policies as their respective Fund, Rafferty manages each VP Subsidiary’s portfolio in a manner similar to that of the Direxion VP Indexed Commodity Strategy Fund and Direxion VP Indexed Managed Futures Strategy Fund.

Each VP Subsidiary has a board of directors that oversees its activities. Each VP Subsidiary has entered into a separate investment advisory agreement with Rafferty and pays Rafferty a fee for its services. Each VP Subsidiary also has entered into agreements with the Funds’ service providers for the provision of administrative, accounting, transfer agency and custody services.

The Direxion VP Indexed Commodity Strategy Fund and Direxion VP Indexed Managed Futures Strategy Fund and their respective VP Subsidiary may not be able to operate as described in this SAI in the event of changes to the laws of the United States or the Cayman Islands. If the laws of the Cayman Islands required a VP Subsidiary to pay taxes to a governmental authority, its respective Fund would be likely to suffer decreased returns.

The Direxion Zacks VP MLP High Income Fund is managed to track the performance of the Zacks MLP Index. During normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets in the securities that comprise the Zacks MLP Index and certain derivatives of such securities. Derivatives securities that the Direxion Zacks VP MLP High Income Fund may use include futures contracts and swap agreements. The Fund also generally holds short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.

American Depositary Receipts (“ADRs”)

A Fund may invest in ADRs. ADRs are U.S. dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by U.S. banks and trust companies that evidence ownership of underlying securities issued by a foreign corporation. ADRs include ordinary shares and New York shares (shares issued by non-U.S. companies that are listed on a U.S. securities exchange). ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. ADRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States. For investment purposes, ADRs are not considered to be foreign securities by the Funds.

Asset-Backed Securities

A Fund may invest in asset-backed securities of any rating or maturity. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

Bank Obligations

Money Market Instruments. The Funds may invest in bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”). The Funds also may invest in high quality, short-term, corporate debt obligations, including variable rate demand notes, having a maturity of one year or less. Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely a Fund’s ability to resell when it deems advisable to do so.

A Fund may invest in foreign money market instruments, which typically involve more risk that investing in U.S. money market instruments. See “Foreign Securities” below. These risks include, among others, higher brokerage commissions, less public information, and less liquid markets in which to sell and meet large shareholder redemption requests.

Bankers’ Acceptances. Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.” The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.

Certificates of Deposit (“CDs”). The FDIC is an agency of the U.S. government that insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured to the extent this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $100,000 per insured bank or savings and loan association.

Commercial Paper. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. A Fund may invest in commercial paper rated A-l or A-2 by Standard & Poor’s® Ratings Group (“S&P®”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”), and in other lower quality commercial paper.

Caps, Floors and Collars (Direxion Zacks VP MLP High Income Fund)

The Fund may enter into caps, floors and collars relating to securities, interest rates or currencies. In a cap or floor, the buyer pays a premium (which is generally, but not always a single up-front amount) for the right to receive payments from the other party if, on specified payment dates, the applicable rate, index or asset is greater than (in the case of a cap) or less than (in the case of a floor) an agreed level, for the period involved and the applicable notional amount. A collar is a combination instrument in which the same party buys a cap and sells a floor. Depending upon the terms of the cap and floor comprising the collar, the premiums will partially or entirely offset each other. The notional amount of a cap, collar or floor is used to calculate payments, but is not itself exchanged. The Fund may be both buyers and sellers of these instruments. In addition, the Fund may engage in combinations of put and call options on securities (also commonly known as collars), which may involve physical delivery of securities. Like swaps, caps, floors and collars are very flexible products. The terms of the transactions entered by the Fund may vary from the typical examples described here.

Corporate Debt Securities

A Fund may invest in investment grade corporate debt securities of any rating or maturity. Investment grade corporate bonds are those rated BBB or better by S&P® or Baa or better by Moody’s. Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings. A Fund may also invest in unrated securities.

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Energy Infrastructure Industry Risk (Direxion Zacks VP MLP High Income Fund)

The MLPs in which the Fund invests are engaged in the: (i) gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal, (ii) the acquisition, exploitation and development of crude oil, natural gas and natural gas liquids, (iii) processing, treating, and refining of natural gas liquids and crude oil, and (iv) owning, managing and transporting alternative energy infrastructure assets, including alternative fuels such as ethanol, hydrogen and biodiesel. These MLPs are subject to many of the risks associated with investments in the energy infrastructure companies, including the following:

Commodity Risks. The return on the Fund’s investments will depend on the margins received by MLPs and energy infrastructure companies for the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal. These margins may fluctuate widely in response to a variety of factors including global and domestic economic conditions, weather conditions, natural disasters, the supply and price of imported energy commodities, the production and storage levels of energy commodities in certain regions or in the world, political instability, terrorist activities, transportation facilities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices also may make it more difficult for MLPs and energy infrastructure companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Supply and Demand Risks. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a reduction in the volume of such commodities available for transportation, mining, processing, storage or distribution, or a sustained decline in demand for such commodities, may adversely affect the financial performance or prospects of MLPs and energy infrastructure companies. MLPs and energy infrastructure companies are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, growing interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Operational Risks. MLPs and energy infrastructure companies are subject to various operational risks, such as disruption of operations, inability to timely and effectively integrate newly acquired assets, unanticipated operation and maintenance expenses, lack of proper asset integrity, underestimated cost projections, inability to renew or increased costs of rights of way, failure to obtain the necessary permits to operate and failure of third-party contractors to perform their contractual obligations. Thus, some MLPs and energy infrastructure companies may be subject to construction risk, acquisition risk or other risks arising from their specific business strategies.

Acquisition Risks. The ability of MLPs and energy infrastructure companies to grow and, where applicable, to increase dividends or distributions to their equity holders can be highly dependent on their ability to make acquisitions of energy businesses that result in an increase in free cash flow. In the event that such companies are unable to make such accretive acquisitions because they are unable to identify attractive acquisition candidates or negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth and ability to make or raise dividends or distributions will be limited and their ability to repay their debt and make payments to preferred equity holders may be weakened. Furthermore, even if these companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in free cash flow.

Regulatory Risks. MLPs and energy infrastructure companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both.

For example, many state and federal environmental laws provide for civil penalties as well as regulatory remediation, thus adding to the potential liability an MLP or energy infrastructure company may face. More extensive laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs and energy infrastructure companies.

Rising Interest Rate Risks. The values of securities of MLPs and energy infrastructure companies in the Fund’s portfolio are susceptible to decline when interest rates rise. Accordingly, the market price of the Fund’s common stock may decline when interest rates rise. Rising interest rates could adversely impact the financial performance of these companies by increasing their costs of capital. This may reduce an MLP’s ability to execute acquisitions or expansion projects in a cost-effective manner.

Terrorism Risks. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the economy and the securities markets. United States military and related action in the Middle East could have significant adverse effects on the U.S. economy and the stock market. Uncertainty surrounding military strikes or actions or a sustained military campaign may affect an MLP’s or energy infrastructure company’s operations in unpredictable ways, including disruptions of fuel supplies and markets, and transmission and distribution facilities could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that energy assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

Weather Risks. Extreme weather patterns, such as Hurricane Ivan in 2004 and Hurricane Katrina in 2005, or environmental hazards, such as the BP oil spill in 2010, could result in significant volatility in the supply of energy and power and could adversely impact the value of the debt and equity securities of the MLPs and energy infrastructure industry in which the Fund invests. This volatility may create fluctuations in commodity prices and earnings of MLPs and energy infrastructure companies.

Catastrophe Risk. The operations of MLPs and energy infrastructure companies are subject to many hazards inherent in the transporting, processing, storing, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, coal, refined petroleum products or other hydrocarbons, or in the exploring, managing or producing of such commodities, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all MLPs and energy infrastructure companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect an MLP’s or energy infrastructure company’s operations and financial condition and the securities issued by the company.

Competition Risk. The MLPs and energy infrastructure companies may face substantial competition in acquiring assets, expanding or constructing assets and facilities, obtaining and retaining customers and contracts, securing trained personnel and operating their assets. Many of their competitors, including major oil companies, independent exploration and production companies, MLPs and other diversified energy companies, will have superior financial and other resources.

Depletion and Exploration Risk. Energy reserves naturally deplete as they are produced over time. Many energy companies are either engaged in the production of natural gas, natural gas liquids, crude oil, or coal, or are engaged in transporting, storing, distributing and processing these items or their derivatives on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources or, through acquisitions. The financial performance of MLPs and energy infrastructure companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the depleted reserves. If an MLP or energy infrastructure company fails to add reserves by acquiring or developing them, its reserves and production will decline over time as the reserves are produced. If an MLP or energy infrastructure company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.

Financing Risk. Some MLPs and energy infrastructure companies may rely on capital markets to raise money to pay their existing obligations. Their ability to access the capital markets on attractive terms or at all may be affected by any of the risk factors associated with MLPs and energy infrastructure companies described above, by general economic and market conditions or by other factors. This may in turn affect their ability to satisfy their obligations to us. In addition, certain MLPs and energy infrastructure companies are dependent on their parents or sponsors for a majority of their revenues.

Equity Securities

Common Stocks. A Fund may invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Convertible Securities. A Fund may invest in convertible securities that may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. When investing in convertible securities, a Fund may invest in the lowest credit rating category.

Preferred Stock. A Fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. When investing in preferred stocks, a Fund may invest in the lowest credit rating category.

Warrants and Rights. A Fund may purchase warrants and rights, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration, but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

Foreign Currencies

A Fund may invest directly and indirectly in foreign currencies. Investments in foreign currencies are subject to numerous risks not least being the fluctuation of foreign currency exchange rates with respect to the U.S. dollar. Exchange rates fluctuate for a number of reasons.

Inflation. Exchange rates change to reflect changes in a currency’s buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

Trade Deficits. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.

Interest Rates. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation, long-term results may be the opposite.

Budget Deficits and Low Savings Rates. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measure to cope with its deficits and debt.

Political Factors. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall if a country appears a less desirable place in which to invest and do business.

Government Control. Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal.

The value of a Fund’s investments is calculated in U.S. Dollars each day that the New York Stock Exchange is open for business. As a result, to the extent that the a Fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. Dollar, a Fund’s NAV per share as expressed in U.S. Dollars (and, therefore, the value of your investment) should increase. If the U.S. Dollar appreciates relative to the other currencies, the opposite should occur.

The currency-related gains and losses experienced by a Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. Dollars. Gains or losses on shares of a Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. Dollars, in relation to the original U.S. Dollar purchase price of the shares. The amount of appreciation or depreciation in a Fund’s assets also will be affected by the net investment income generated by the money market instruments in which each Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

A Fund may incur currency exchange costs when it sells instruments denominated in one currency and buy instruments denominated in another.

Currency Transactions. A Fund conducts currency exchange transactions on a spot basis. Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. A Fund also enters into forward currency contracts. See “Options, Futures and Other Strategies” below. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

A Fund may invest in a combination of forward currency contracts and U.S. Dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the Adviser is trying to duplicate. For example, the combination of U.S. Dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

A Fund may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of a Fund in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

A Fund may use forward currency contracts for position hedging if consistent with its policy of trying to expose its net assets to foreign currencies. A Fund is not required to enter into forward currency contracts for hedging purposes, and it is possible that a Fund may not be able to hedge against a currency devaluation that is so generally anticipated that a Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible, under certain circumstances, that a Fund may have to limit its currency transactions to qualify as a RIC, a “regulated investment company” under Subchapter M of Chapter 1 of Subtitle A of the Code (“RIC”).

A Fund currently does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency. If a Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If a Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, a Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, a Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Since a Fund invests in money market instruments denominated in foreign currencies, it may hold foreign currencies pending investment or conversion into U.S. Dollars. Although a Fund values its assets daily in U.S. Dollars, it does not convert its holdings of foreign currencies into U.S. Dollars on a daily basis. A Fund will convert its holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, and offer to buy the currency at a lower rate if a Fund tries to resell the currency to the dealer.

Foreign Currency Options. A Fund may invest in foreign currency-denominated securities and may buy or sell put and call options on foreign currencies. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Foreign Currency Exchange-Related Securities.

Foreign currency warrants. Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. Dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. Dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. Dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. Dollar depreciates against the value of a major foreign currency such as the Japanese yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. Dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal exchange rate linked securities. Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. Dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. Dollar, and is adversely affected by increases in the foreign exchange value of the U.S. Dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. Dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. Dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper. Performance indexed paper (“PIPsSM”) is U.S. Dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. Dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. Dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Foreign Securities

A Fund may have both direct and indirect exposure through investments in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices to foreign securities. In most cases, the best available market for foreign securities will be on exchanges or in over-the-counter (“OTC”) markets located outside the United States.

Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a fund, political or financial instability or diplomatic and other developments that could affect such investments. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or to convert currency into U.S. Dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments.

Brazil. Investing in Brazil involves certain considerations not typically associated with investing in the United States. Additional considerations include: (i) investment and repatriation controls, which could affect a Fund’s ability to operate and to qualify for the favorable tax treatment afforded to RICs; (ii) fluctuations in the rate of exchange between the Brazilian Real and the U.S. Dollar; (iii) the generally greater price volatility and lesser liquidity that characterize Brazilian securities markets, as compared with U.S. markets; (iv) the effect that balance of trade could have on Brazilian economic stability and the Brazilian government’s economic policy; (v) potentially high rates of inflation; (vi) governmental involvement in and influence on the private sector; (vii) Brazilian accounting, auditing and financial standards and requirements, which differ from those in the United States; (viii) political and other considerations, including changes in applicable Brazilian tax laws; and (ix) restrictions on investments by foreigners. While the economy of Brazil has enjoyed substantial economic growth in recent years there can be no guarantee this growth will continue.

China. Investing in China involves special considerations not typically associated with investing in countries with more democratic governments or more established economies or currency markets. These risks include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii)greater governmental involvement in and control over the economy, interest rates and currency exchange rates; (iii) controls on foreign investment and limitations on repatriation of invested capital; (iv) greater social, economic and political uncertainty (including the risk of war); (v) dependency on exports and the corresponding importance of international trade; (vi) currency exchange rate fluctuations; and (vii) the risk that certain companies in which the Fund may invest may have dealings with countries subject to sanctions or embargoes imposed by the U.S. government or identified as state sponsors of terrorism. The government of China maintains strict currency controls in support of economic, trade and political objectives and regularly intervenes in the currency market. The government’s actions in this respect may not be transparent or predictable. As a result, the value of the Yuan, and the value of securities designed to provide exposure to the Yuan, can change quickly and arbitrarily. Furthermore, it is difficult for foreign investors to directly access money market securities in China because of investment and trading restrictions. While the economy of China has enjoyed substantial economic growth in recent years there can be no guarantee this growth will continue. These and other factors may decrease the value and liquidity of a Fund’s investments.

Developing and Emerging Markets. Emerging and developing markets abroad may offer special opportunities for investing but may have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.

India. Investments in India involve special considerations not typically associated with investing in countries with more established economies or currency markets. Political and economic conditions and changes in regulatory, tax, or economic policy in India could significantly affect the market in that country and in surrounding or related countries and have a negative impact on a Fund’s performance. Agriculture occupies a prominent position in the Indian economy and the Indian economy therefore may be negatively affected by adverse weather conditions. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. While the Indian government has implemented economic structural reform with the objective of liberalizing India’s exchange and trade policies, reducing the fiscal deficit, controlling inflation, promoting a sound monetary policy, reforming the financial sector, and placing greater reliance on market mechanisms to direct economic activity, there can be no assurance that these policies will continue or that the economic recovery will be sustained. While the government of India is moving to a more liberal approach, it still places restrictions on the capability and capacity of foreign investors to access and trade Rupee directly. Foreign investors in India still face burdensome taxes on investments in income producing securities. While the economy of India has enjoyed substantial economic growth in recent years there can be no guarantee this growth will continue. These and other factors may decrease the value and liquidity of a Fund’s investments.

Latin America. Investments in Latin American countries involve special considerations not typically associated with investing in the United States. Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. In addition, the political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets. Certain Latin American countries may also have managed currencies which are maintained at artificial levels to the U.S. Dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the Dollar. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. Dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. Finally, a number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Russia. Investing in Russia involves risks and special considerations not typically associated with investing in United States. Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. As a result, relative to companies operating in Western economies, companies in Russian are characterized by a lack of: (i) management with experience of operating in a market economy; (ii) modern technology; and, (iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the future effect on Russian companies, if any, of Russia’s continued attempts to move toward a more market-oriented economy. Russia’s economy has experienced severe economic recession, if not depression, since 1990 during which time the economy has been characterized by high rates of inflation, high rates of unemployment, declining gross domestic product, deficit government spending, and a devaluing currency. The economic reform program has involved major disruptions and dislocations in various sectors of the economy, and those problems have been exacerbated by growing liquidity problems. Further, Russia presently receives significant financial assistance from a number of countries through various programs. To the extent these programs are reduced or eliminated in the future, Russian economic development may be adversely impacted. The laws and regulations in Russia affecting Western investment business continue to evolve in an unpredictable manner. Russian laws and regulations, particularly those involving taxation, foreign investment and trade, title to property or securities, and transfer of title, which may be applicable to the Fund’s activities are relatively new and can change quickly and unpredictably in a manner far more volatile than in the United States or other developed market economies. Although basic commercial laws are in place, they are often unclear or contradictory and subject to varying interpretation, and may at any time be amended, modified, repealed or replaced in a manner adverse to the interest of the Fund.

Hybrid Instruments

A Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. A hybrid could be, for example, a bond issued by an oil company that pays a small base level of interest, in addition to interest that accrues when oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. Dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of a Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investment in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Illiquid Investments and Restricted Securities

Each Fund may purchase and hold illiquid investments. No Fund or VP Subsidiary will purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), which the Trust’s Board of Trustees (“Board” or “Trustees”) or Rafferty, has determined under Board-approved guidelines are liquid. No Fund or VP Subsidiary, however, currently anticipates investing in such restricted securities.

The term “illiquid investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the investments. Investments currently considered to be illiquid include: (1) repurchase agreements not terminable within seven days; (2) securities for which market quotations are not readily available; (3) OTC options and their underlying collateral; (4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand; (5) restricted securities not determined to be liquid pursuant to guidelines established by the Board; and (6) in certain circumstances, securities involved in swap, cap, floor or collar transactions. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that a Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

A Fund may not be able to sell illiquid investments when Rafferty considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on NAV.

Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities, and a Fund may be unable to dispose of such securities promptly or at reasonable prices.

Indexed Securities

A Fund may purchase indexed securities, which are securities, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid. See “Illiquid Investments and Restricted Securities” above.

Investment in the Subsidiary (Direxion VP Indexed Commodity Strategy Fund and Direxion VP Indexed Managed Futures Strategy Fund)

The Direxion VP Indexed Commodity Strategy Fund and Direxion VP Indexed Managed Futures Strategy Fund have invested in wholly owned subsidiaries organized under the laws of the Cayman Islands VP CTS Subsidiary and the VP MFS Subsidiary, respectively, the registered offices of which are located at Walkers SPV Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9002, Cayman Islands. The Direxion VP Indexed

Commodity Strategy Fund and Direxion VP Indexed Managed Futures Strategy Fund are currently the sole shareholders of the VP CTS Subsidiary and the VP MFS Subsidiary, respectively, and do not expect shares of the VP CTS Subsidiary or VP MFS Subsidiary to be offered or sold to other investors. The Direxion VP Indexed Commodity Strategy Fund and Direxion VP Indexed Managed Futures Strategy Fund’s investment in the VP CTS Subsidiary and the VP MFS Subsidiary, respectively, may not exceed 25% of the value of their total assets (ignoring any subsequent market appreciation in the VP CTS Subsidiary’s and the VP MFS Subsidiary’s value), which limitation is imposed by the Code and is measured at the end of each quarter of its taxable year.

The Direxion VP Indexed Commodity Strategy Fund and Direxion VP Indexed Managed Futures Strategy Fund invests in its VP Subsidiary in order to gain exposure to the investment returns of the commodities markets within the limitations of the federal tax law requirements applicable to RICs. Each VP Subsidiary invests principally in commodity and financial futures, options and swap contracts, as well as certain fixed-income investments intended to serve as margin or collateral for the VP Subsidiary’s derivatives positions. Unlike the Direxion VP Indexed Commodity Strategy Fund and Direxion VP Indexed Managed Futures Strategy Fund, each VP Subsidiary may invest without limitation in commodity-linked derivatives, though a VP Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that apply to a Fund’s transactions in those instruments. To the extent applicable, each VP Subsidiary otherwise is subject to the same fundamental and non-fundamental investment restrictions as the Direxion VP Indexed Commodity Strategy Fund and Direxion VP Indexed Managed Futures Strategy Fund and, in particular, to the same requirements relating to portfolio leverage, liquidity, and the timing and method of valuation of portfolio investments and Fund shares. (Accordingly, references in this SAI to the Direxion VP Indexed Commodity Strategy Fund and Direxion VP Indexed Managed Futures Strategy Fund may also include their VP Subsidiary.) By investing in their respective VP Subsidiaries, the Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund may be considered to be investing indirectly in the same investments as their respective VP Subsidiaries and are indirectly exposed to the risks associated with those investments.

Each VP Subsidiary is not registered with the SEC as an investment company under the 1940 Act and is not subject to the investor protections of the 1940 Act. As an investor in a VP Subsidiary, the Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund will not have the same protections offered to shareholders of registered investment companies. However, because each VP Subsidiary is wholly owned and controlled by the Direxion VP Indexed Commodity Strategy Fund and Direxion VP Indexed Managed Futures Strategy Fund and all are managed by Rafferty, it is unlikely that a VP Subsidiary will take action in any manner contrary to the interest of the Direxion VP Indexed Commodity Strategy Fund and Direxion VP Indexed Managed Futures Strategy Fund or their shareholders. Because each VP Subsidiary has the same investment objective and, to the extent applicable, will comply with the same investment policies as their respective Fund, Rafferty manages each VP Subsidiary’s portfolio in a manner similar to that of their respective Fund.

Each VP Subsidiary has a board of directors that oversees its activities. Each VP Subsidiary has entered into a separate investment advisory agreement with Rafferty and pays Rafferty a fee for its services. Each VP Subsidiary also has entered into agreements with the Funds’ service providers for the provision of administrative, accounting, transfer agency and custody services.

The Direxion VP Indexed Commodity Strategy Fund and Direxion VP Indexed Managed Futures Strategy Fund and their VP Subsidiary may not be able to operate as described in this SAI in the event of changes to the laws of the United States or the Cayman Islands. If the laws of the Cayman Islands required a VP Subsidiary to pay taxes to a governmental authority, their respective Fund would be likely to suffer decreased returns.

Interest Rate Swaps

A Fund may enter into interest rate swaps for hedging purposes and non-hedging purposes. Since swaps are entered into for good faith hedging purposes or are offset by a segregated account maintained by an approved custodian, Rafferty believes that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions. The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or other liquid securities having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by each Fund’s custodian. A Fund will not enter into any interest rate swap unless Rafferty believes that the other party to the transaction is creditworthy. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreement. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. In addition, some interest rate swaps are, and more in the future may be, centrally cleared. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

Junk Bonds

A Fund may invest in lower-rated debt securities, including securities in the lowest credit rating category, of any maturity, often called “junk bonds.”

“Junk bonds” generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur.

The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether based on fundamental analysis or not, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their ratings of a fixed-income security may affect the value of these investments. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Rafferty will monitor the investment to determine whether continued investment in the security will assist in meeting a Fund’s investment objective.

Mortgage-Backed Securities

A Fund may invest in mortgage-backed securities. A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Certain U.S. government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Others, such as securities issued by the Federal National Mortgage Association (“Fannie Mae©” or “FNMA”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac©” or “FHLMC”), are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to GSEs or instrumentalities if it is not legally obligated to do so. A fund will invest in securities of such instrumentalities only when the Adviser is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae®” or “GNMA”), Fannie Mae© or Freddie Mac©), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgaged backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provide certain guarantees. The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, each Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Municipal Obligations

A Fund may invest in municipal obligations. In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of the issuers. The credit quality of a municipal obligation can be affected by, among other factors: a) the financial condition of the issuer or guarantor; b) the issuer’s future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security. Because municipal obligations are generally traded OTC, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal issues can be enhanced by demand features, which enable a Fund to demand payment from the issuer or a financial intermediary on short notice.

Options, Futures and Other Derivative Strategies

General. A Fund may use certain options (traded on an exchange or OTC, or otherwise), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes or to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, a Fund’s ability to use Financial Instruments will be limited by tax considerations. See “Dividends, Other Distributions and Taxes.” Pursuant to a claim for exemption filed with the National Futures Association, a Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act (the “CEA”) and is not subject to registration or regulation as such under the CEA. However, the registration exclusion was amended in February 2012, and such amendments took effect on April 24, 2012.

Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC) the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) may not exceed 5% of a fund’s NAV, or alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions).

The Funds are subject to the risk that a change in U.S. law and related regulations will impact the way the Funds operate, increase the particular costs of the Funds’ operations and/or change the competitive landscape. In this regard, any further amendment to the CEA or its related regulations that subject the Funds to additional regulation may have adverse impacts on the Funds’ operation and expenses.

In addition to the instruments, strategies and risks described below and in the Prospectus, Rafferty may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as Rafferty develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. Rafferty may utilize these opportunities to the extent that they are consistent with a Fund’s investment objective and permitted by a Fund’s investment limitations and applicable regulatory authorities. A Fund’s Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1) Successful use of most Financial Instruments depends upon Rafferty’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by Rafferty may still not result in a successful transaction. Rafferty may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2) Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3) As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that a Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(4) Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.

Cover. Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. (“Custodian”), in the prescribed amount as determined daily. The CTS Subsidiary and MFS Subsidiary will comply with SEC guidelines regarding cover for Financial Instruments to the same extent as the Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund, respectively.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover or accounts could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange® (“CBOE®”), the NYSE MKT LLC® (the “AMEX®”) and other exchanges, as well as the OTC markets.

By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Risks of Options on Currencies, Securities and Commodities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from which it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the AMEX® Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges have established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Rafferty are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of listed options that a Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from a Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the same rights as above, prior to the expiration date, to require the seller of the put, upon a Fund’s exercise of the put, to deliver to a Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require a Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Forward Contracts. The Funds may enter into equity, equity index or interest rate forward contracts for purposes of attempting to gain exposure to an index or group of securities without actually purchasing these securities, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. Because they are two-party contracts and because they may have terms greater than seven days, forward contracts may be considered to be illiquid for the Fund’s illiquid investment limitations. A Fund will not enter into any forward contract unless Rafferty believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.

Futures Contracts and Options on Futures Contracts. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When a Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of a Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. A Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures commission merchant. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Risks Associated with Commodity Futures Contracts. Commodity futures contracts are agreements pursuant to which one party agrees to purchase an asset from the other party at a price and quantity agreed-upon when the contract is made. In addition to the risks associated with futures contracts, there are certain additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.

Combined Positions. A Fund may purchase and write options in combination with each other. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Other Investment Companies

A Fund may invest in the securities of other investment companies, including open- and closed-end funds and exchange-traded funds. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund’s own operations. A Fund intends to limit investments in securities issued by other investment companies in accordance with the 1940 Act.

The Funds intend to limit their investments in securities issued by other investment companies in accordance with the 1940 Act. Section 12(d)(1) of the 1940 Act precludes a Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.

If a Fund invests in investment companies pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’ shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. Also, to the extent that an exchange-traded funds (“ETFs”) has exemptive relief under Section 12(d)(1)(j), the Fund may rely on that exemptive relief to exceed the limits imposed by Section  12(d)(1)(a).

Payment-In-Kind Securities and Strips (Direxion Zacks VP MLP High Income Fund)

The Fund may invest in payment-in-kind securities and strips of any rating or maturity. Payment-in-kind securities allow the issuer, at its option, to make current interest payments on the bonds either in cash or in bonds. Both zero-coupon securities and payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though such securities do not pay current interest in cash, the Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders.

The Fund may also invest in strips, which are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero-coupon securities. Like zero-coupon securities and payment-in-kind securities, strips are generally more sensitive to interest rate fluctuations than interest paying securities of comparable term and quality.

Repurchase Agreements

A Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. Repurchase agreements generally are for a short period of time, usually less than a week. Under a repurchase agreement, a Fund purchases a U.S. government security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during a Fund’s holding period. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year. Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments. No Fund may enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments. See “Illiquid Investments and Restricted Securities” above.

A Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by a Fund in each repurchase agreement. In the event of default or bankruptcy by the seller, a Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by a Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to repurchase the security. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.

Reverse Repurchase Agreements

A Fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a Fund may decline below the price of the securities a Fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities. During that time, a Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of a Fund’s limitation on borrowing.

Short Sales

A Fund may engage in short sale transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed stock, a Fund will: (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover a Fund’s short position.

Swap Agreements

A Fund may enter into swap agreements. Swap agreements are generally two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. Some swaps are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.

An interest rate swap is an agreement between two parties to exchange interest payments on a designated amount of two different securities for a designated period of time. For example, two parties may agree to exchange interest payments on variable and fixed rate instruments. A Fund may enter into interest rate swap transactions to preserve a return or spread on a particular investment or a portion of its bond portfolio.

A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A Fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, if a Fund invested in total return commodity swaps, it would receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A Fund may act as either the buyer or the seller of a credit default swap. A Fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a Fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the Fund must be prepared to make such payments when due. If a Fund is the credit default protection seller, the Fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a Fund is the credit default protection buyer, the Fund will be required to pay premiums to the credit default protection seller.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act. A Fund also will establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.

Because they are generally two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund’s illiquid investment limitations. A Fund will not enter into any swap agreement unless Rafferty believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

A Fund may enter into a swap agreement with respect to an index in circumstances where Rafferty believes that it may be more cost effective or practical than buying the underlying securities represented by such index or a futures contract or an option on such index. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. A Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by a Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. In addition, as discussed above, some swaps currently are, and more in the future will be, centrally cleared, which affects how swaps are transacted. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. Rafferty, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Total Return Swaps (Direxion Zacks VP MLP High Income Fund)

The Fund may enter into total return swaps for hedging purposes and non-hedging purposes. Since swaps are entered into for good faith hedging purposes or are offset by a segregated account maintained by an approved custodian, Rafferty believes that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each total return swap will be accrued on a daily basis and an amount of cash or other liquid securities having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into any total return swap unless Rafferty believes that the other party to the transaction is creditworthy. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. In addition, some total return swaps are, and more in the future may be, centrally cleared. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

Unrated Debt Securities

A Fund may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

U.S. Government Sponsored Enterprises (“GSE”) (Direxion Zacks VP MLP High Income Fund)

GSE securities are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some obligations issued by GSEs and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. government currently provides financial support to such GSEs or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Certain U.S. government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Others, such as securities issued by the Fannie Mae® and Freddie Mac©, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to GSEs or instrumentalities if it is not legally obligated to do so. The Fund will invest in securities of such instrumentalities only when Rafferty is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

U.S. Government Securities

A Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”) in pursuit of its investment objective, in order to deposit such securities as initial or variation margin, as “cover” for the investment techniques they employ, as part of a cash reserve and for liquidity purposes.

U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. government securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.

Certain U.S. government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Others, such as securities issued by Fannie Mae® and Freddie Mac®, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to GSEs or instrumentalities if it is not legally obligated to do so. A fund will invest in securities of such instrumentalities only when the Adviser is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac had been placed in conservatorship. Since that time, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). The FHFA and the U.S. Treasury (through its agreement to purchase Freddie Mac and Fannie Mae preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, the U.S. Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth through at least

2012. From the end of 2007 through the third quarter of 2012, Fannie Mae and Freddie Mac required U.S. Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, they have repaid approximately $46 billion in dividends. Fannie Mae and Freddie Mac ended the third quarter of 2012 with positive net worth and, as a result, neither required a draw from the U.S. Treasury. (Freddie Mac also has reported positive net worth as of the fourth quarter of 2012.) While the U.S. Treasury committed to offset negative equity at Fannie Mae and Freddie Mac through its preferred stock purchases through 2012, FHFA has made projections for those purchases through 2015, predicting that cumulative U.S. Treasury draws (including dividends) at the end of 2015 could range from $191 billion to $209 billion. Nonetheless, no assurance can be given that the Federal Reserve or the U.S. Treasury will ensure that Fannie Mae and Freddie Mac remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

In addition, the problems faced by Fannie Mae and Freddie Mac, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. The Obama Administration produced a report to Congress on February 11, 2011, outlining a proposal to wind down Fannie Mae and Freddie Mac by increasing their guarantee fees, reducing their conforming loan limits (the maximum amount of each loan they are authorized to purchase), and continuing progressive limits on the size of their investment portfolio. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act (“TCCA”) of 2011 which, among other provisions, requires that Fannie Mae and Freddie Mac increase their single-family guaranty fees by at least 10 basis points and remit this increase to Treasury with respect to all loans acquired by Fannie Mae or Freddie Mac on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether Freddie Mac and Fannie Mae should be nationalized, privatized, restructured, or eliminated altogether. Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. Importantly, the future of Freddie Mac and Fannie Mae is in serious question as the U.S. Government considers multiple options.

Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in the market interest rates. An increase in interest rates, therefore, generally would reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of a Fund’s portfolio investments in these securities.

When-Issued Securities

A Fund may enter into firm commitment agreements for the purchase of securities on a specified future date. A Fund may purchase, for example, new issues of fixed-income instruments on a when-issued basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of transaction. A Fund will not purchase securities on a when-issued basis if, as a result, more than 15% of its net assets would be so invested. If a Fund enters into a firm commitment agreement, liability for the purchase price and the rights and risks of ownership of the security accrue to a Fund at the time it becomes obligated to purchase such security, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of such an agreement would be to obligate a Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time a Fund is obligated to purchase such a security, it will be required to segregate assets with an approved custodian in an amount sufficient to settle the transaction.

Zero-Coupon, Payment-In-Kind and Strip Securities

A Fund may invest in zero-coupon, payment-in-kind and strip securities of any rating or maturity. Zero-coupon securities make no periodic interest payment but are sold at a deep discount from their face value, otherwise known as “original issue discount” or “OID.” The buyer earns a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, a Fund may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon securityholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than securities paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the securities reflect a fixed rate of return. Payment-in-kind securities allow the issuer, at its option, to make current interest payments either in cash or in additional debt obligations of the issuer. Both zero-coupon securities and payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments.

An investment in zero-coupon securities and delayed interest securities (which do not make interest payments until after a specified time) may cause a Fund to recognize income and be required to make distributions thereof to shareholders before it receives any cash payments on its investment. Moreover, even though payment-in-kind securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. See “Dividends, Other Distributions and Taxes – Income from Zero Coupon and Payment-in-Kind Securities.” Thus, a Fund could be required at times to liquidate other investments to satisfy distribution requirements.

A Fund may also invest in strips, which are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero-coupon securities. Like zero-coupon securities and payment-in-kind securities, strips are generally more sensitive to interest rate fluctuations than interest paying securities of comparable term and quality.

Other Investment Risks and Practices

Borrowing. A Fund may borrow money to facilitate management of a Fund’s portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time. The Subsidiaries will comply with these asset coverage requirements to the same extent as the Direxion Indexed Commodity Strategy Fund and the Direxion Indexed Managed Futures Strategy Fund.

Borrowing (Direxion VP Indexed Commodity Strategy Fund, Direxion VP Indexed Managed Futures Strategy Fund and Direxion Zacks VP MLP High Income Fund). A Fund may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in a Fund’s NAV and on a Fund’s investments. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for a Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund’s net income will be greater that it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.

Lending Portfolio Securities. Each Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets to brokers, dealers, and financial institutions. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing any combination of short-term government securities and cash as collateral with a Fund. The collateral must be equal to at least 100% of the market value of the loaned securities, which will be marked to market daily. While a Fund’s portfolio securities are on loan, a Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the collateral or fee income if the loan is otherwise collateralized. A Fund may invest the interest received and the collateral, thereby earning additional income. Loans would be subject to termination by the lending Fund on a four-business days’ notice or by the borrower on a one-day notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and that Fund’s shareholders. A lending Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with a loan. Each Fund currently has no intention of lending its portfolio securities.

Portfolio Turnover. The Trust anticipates that each Fund’s annual portfolio turnover will vary.

A Fund’s portfolio turnover rate is calculated by the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments with remaining maturities of less than one year are excluded from the portfolio turnover rate. Such instruments generally would include futures contracts and options, since such contracts generally have a remaining maturity of less than one year. In any given period, all of a Fund’s investments may have a remaining maturity of less than one year; in that case, the portfolio turnover rate for that period would be equal to zero. However, each Fund’s portfolio turnover rate, calculated with all securities whose maturities were one year or less is anticipated to be unusually high.

High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to a Fund’s shareholders from the Fund’s distributions to them of any net capital gains recognized as a result of the sales. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s after-tax performance.

Risk of Tracking Error (Direxion VP Indexed Commodity Strategy Fund, Direxion VP Indexed Managed Futures Strategy Fund and Direxion Zacks VP MLP High Income Fund)

Several factors may affect the ability of the Direxion VP Indexed Commodity Strategy Fund, Direxion VP Indexed Managed Futures Strategy Fund and Direxion Zacks VP MLP High Income Fund to correlate to the performance of their benchmark indices. Among these factors are: (1) Fund expenses, including brokerage expenses and commissions (which may be increased by high portfolio turnover); (2) less than all of the securities in the target index being held by a Fund and securities not included in the target index being held by a Fund; (3) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying securities in the cash market comprising an index; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) a Fund holding instruments that are illiquid or the market for which becomes disrupted; (6) the need to conform a Fund’s portfolio holdings to comply with that Fund’s investment restrictions or policies, or regulatory or tax law requirements; and (7) market movements that run counter to a leveraged Fund’s investments (which will cause divergence between a Fund and its target index over time due to the mathematical effects of leveraging).

While index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviation, such as on a daily basis, does occur with these instruments. As a result, a Fund’s short-term performance will reflect such deviation from its target index.

Potential Substantial After-Tax Tracking Error Risk (Direxion Zacks VP MLP High Income Fund)

The Fund will be subject to taxation on its taxable income. The Fund’s NAV will also be reduced by the accrual of any deferred tax liabilities. The Zacks MLP Index, however, is calculated without any deductions for taxes. As a result, the Fund’s after tax performance could differ significantly from the Zacks MLP Index, even if the pretax performance of the Fund and the performance of the Zacks MLP Index are closely correlated. The performance of the Fund may diverge from that of the Zacks MLP Index.

INVESTMENT RESTRICTIONS

In addition to the investment policies and limitations described above and described in the Prospectus, the Trust, on behalf of each Fund has adopted the following investment limitations, which are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. Under the 1940 Act, a “vote of the majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of a Fund; or (2) 67% or more of the shares of a Fund present at a shareholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time a Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

To the extent applicable, each Subsidiary is subject to the same fundamental and non-fundamental investment restrictions as the Direxion Indexed Commodity Strategy Fund and the Direxion Indexed Managed Futures Strategy Fund.

Direxion VP Indexed Commodity Strategy Fund and Direxion VP Indexed Managed Futures Strategy Fund

Each Fund shall not:

1.	Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of the Fund’s total assets would be lent to other parties, except (1) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations; or (2) by engaging in repurchase agreements with respect to portfolio securities.

2.	Underwrite securities of any other issuer.

3.	Purchase, hold, or deal in real estate or oil and gas interests.

4.	Pledge, mortgage, or hypothecate the Fund’s assets, except (1) to the extent necessary to secure permitted borrowings; (2) in connection with the purchase of securities on a forward-commitment or delayed-delivery basis or the sale of securities on a delayed-delivery basis; and (3) in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

5.	Invest in physical commodities, except that the Fund may purchase and sell foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other financial instruments.

6.	Issue any “senior security” (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued by excluding liabilities and indebtedness not constituting senior securities), except (1) that the Fund may issue senior securities in connection with transactions in options, futures, options on futures and forward contracts, swaps, caps, floors, collars and other similar investments; (2) as otherwise permitted herein and in Limitation 4 above and 7 below; and (3) the Fund may make short sales of securities.

7.	Borrow money, except (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets); (2) to enter into reverse repurchase agreements; or (3) to lend portfolio securities. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

8.	Invest more than 25% of the value of its net assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Direxion VP Long/Short Global Currency Fund and Direxion Zacks VP MLP High Income Fund

The Fund shall not:

1.	Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

2.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

3.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4.	Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. However, for the Direxion Zacks MLP High Income Fund, which tracks an underlying index, the Fund will only concentrate its investment in a particular industry or group of industries to approximately the same extent that its underlying index is so concentrated.

5.	Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

6.	Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), and options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts and other financial instruments.

7.	Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or other investment company securities.

Each Fund has adopted the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

Notwithstanding any other limitation, a Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as a Fund. For this purpose, “all of a Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Trustees, Rafferty is responsible for decisions to buy and sell securities for each Fund, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Rafferty expects that a Fund may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty.

In effecting portfolio transactions for a Fund, Rafferty seeks to receive the closing prices of securities that are in line with those of the securities included in the applicable index and seeks to execute trades of such securities at the lowest commission rate reasonably available. With respect to agency transactions, Rafferty may execute trades at a higher rate of commission if reasonable in relation to brokerage and research services provided to a Fund or Rafferty. Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. Each Fund believes that the requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude a Fund and Rafferty from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

Rafferty may use research and services provided to it by brokers in servicing the Funds; however, not all such services may be used by Rafferty in connection with a Fund. While the receipt of such information and services is useful in varying degrees and generally would reduce the amount of research or services otherwise performed by Rafferty, this information and these services are of indeterminable value and would not reduce Rafferty’s investment advisory fee to be paid by a Fund.

Purchases and sales of U.S. government securities normally are transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

No brokerage commissions are provided for the Funds because they had not commenced operations prior to the date of this SAI.

PORTFOLIO HOLDINGS INFORMATION

The Trust maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding a Fund’s portfolio investments to ensure that such disclosure is in the best interests of a Fund’s shareholders. In adopting the policies, the Board considered actual and potential material conflicts that could arise between the interest of Fund shareholders, the Adviser, distributor, or any other affiliated person of a Fund. Disclosure of a Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

From time to time, rating and ranking organizations such as S&P® and Morningstar, Inc. may request complete portfolio holdings information in connection with rating a Fund. Similarly, pension plan sponsors, consultants and/or other financial institutions may request a complete list of portfolio holdings in order to assess the risks of a

Fund’s portfolio along with related performance attribution statistics. The Trust believes that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing the complete portfolio holdings information, a Fund will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of approximately 60 days. In addition, the Funds’ President or Chief Compliance Officer may grant exceptions to permit additional disclosure of the complete portfolio holdings information at differing times and with differing lag times to rating agencies and to the parties noted above, provided that (1) the recipient is subject to a confidentiality agreement; (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of a Fund and will not use the information to facilitate or assist in any investment program; and (3) the recipient will not provide access to third parties to this information. The Chief Compliance Officer shall report any disclosures made pursuant to this exception to the Board.

In addition, a Fund’s service providers, such as custodian, administrator, transfer agent, distributor, legal counsel and independent registered public accounting firm may receive portfolio holdings information in connection with their services to a Fund. In no event shall the Advisers, their affiliates or employees, or a Fund receive any direct or indirect compensation in connection with the disclosure of information about a Fund’s portfolio holdings.

In the event a portfolio holdings disclosure made pursuant to the policies presents a conflict of interest between a Fund’s shareholders and Rafferty, the distributor and their affiliates or employees and any affiliated person of a Fund, the disclosure will not be made unless a majority of the Independent Trustees approves such disclosure.

MANAGEMENT OF THE TRUST

The Board of Trustees

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund’s investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts, as well as the stated policies of the Fund. The Board oversees the Trust’s officers and service providers, including Rafferty, which is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including personnel from Rafferty, U.S. Bancorp Fund Services, LLC (“USBFS”) and Alaric Compliance Services, LLC (“Alaric”), and the Trust’s Chief Compliance Officer (“CCO”). The Board also is assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel and other professionals as appropriate.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund. Rafferty, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management for the Fund. The Board, in the exercise of its reasonable business judgment, performs its risk management oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Fund.

The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Trust and the Fund. In addition, under the general oversight of the Board, Rafferty and other service providers to the Fund have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks.

The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. The CCO and senior officers of Rafferty, USBFS and Alaric regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from Rafferty and USBFS with respect to the Fund’s investments. In addition to regular reports from these parties, the Board also receives reports regarding other service providers to the Trust, either directly or through Rafferty, USBFS, Alaric or the CCO, on a periodic or regular basis. At least annually, the Board receives a report from the CCO regarding the effectiveness of the Fund’s compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from Rafferty in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with Rafferty and the Trust’s distribution plan under Rule 12b-1 under the 1940 Act.

The CCO also reports regularly to the Board on Fund valuation matters. In addition, the Audit Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Fund’s compliance program.

Board Structure and Related Matters

Board members who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”) constitute two-thirds of the Board. The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit Committee, the Nominating Committee and the Qualified Legal Compliance Committee. For example, the Audit Committee is responsible for specific matters related to oversight of the Funds’ independent auditors, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Chairman of the Board is not an Independent Trustee and the Board has chosen not to have a lead Independent Trustee. However, the Board believes that its leadership structure, including its Independent Trustees and Board committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Fund, the number of funds overseen by the Board, the arrangements for the conduct of the Funds’ operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of funds in the complex.

The Trust is part of the Direxion Family of Investment Companies, which is comprised of the [         ] portfolio within the Trust, [             ] portfolios within the Direxion Funds and [            ] portfolios within Direxion Shares ETF Trust. The same persons who constitute the Board also constitute the board of trustees of the Direxion Funds. In addition, the Independent Trustees constitute two-thirds of the board of trustees of the Direxion Shares ETF Trust.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each in-person meeting, the Independent Trustees meet outside of management’s presence. The Independent Trustees may hold special meetings, as needed, either in person or by telephone.

The Trustees of the Trust are identified in the tables below, which provide information regarding their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust as of December 31, 2012. Each of the Independent Trustees of the Trust also serve on the Board of the Direxion Funds and Direxion Shares ETF Trust, the other registered investment companies in the Direxion mutual fund complex. In addition, Mr. Rafferty serves on the Board of the Direxion Funds. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas (6th Avenue), 35th Floor, New York, New York 10019.

Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Lawrence C. Rafferty(1) Age: 71	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1999	Chairman and Chief Executive Officer of Rafferty, 1997-present; Chief Executive Officer of Rafferty Companies, LLC, 1996-present; Chief Executive Officer of Rafferty Capital Markets, Inc., 1995-present.	[ ]	Board of Trustees, Fairfield University; Board of Directors, St. Vincent’s Services; Executive Committee, Metropolitan Golf Association

Non-Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 70	Trustee	Lifetime of Trust until removal or resignation; Since 1999	Retired, Since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	[ ]	None

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
John Weisser Age: 71	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc., 1971-1995, most recently as Managing Director.	[ ]	Director, Eclipse Funds (2 Funds), Eclipse Funds, Inc. (1 Fund); Director, The MainStay Funds Trust (28 Funds), The MainStay Funds (14 12 Funds), MainStay VP Fund Series (28 Funds), Mainstay Defined Term Municipal Opportunities Fund (1 Fund); Private Advisers Alternative Strategy Fund (1 Fund).

(1)	Mr. Rafferty is affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty and owns a beneficial interest in Rafferty.
(2)	The Direxion Family of Investment Companies consists of the Direxion Funds which, as of the date of this SAI, offers for sale to the public [ ] portfolios, the Direxion Insurance Trust which, as of the date of this SAI, offers for sale [ ] portfolio and the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public [ ] of the [ ] funds currently registered with the SEC.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Lawrence C. Rafferty: Mr. Rafferty has extensive experience in financial services businesses, including as chairman and chief executive officer of Rafferty. He has served on the boards of both a private university and a childcare agency. He also has multiple years of service as a Trustee.

Gerald E. Shanley III: Mr. Shanley has audit experience and spent ten years in the tax practice of an international public accounting firm. He is a certified public accountant and has a JD degree. He has extensive business experience as the president of a closely held manufacturing company, a director of several closely held companies, a business and tax consultant and a trustee of a private investment trust. He has served on the boards of several charitable and not for profit organizations. He also has multiple years of service as a Trustee.

John Weisser: Mr. Weisser has extensive experience in the investment management business, including as managing director of an investment bank and a director of other registered investment companies. He also has multiple years of service as a Trustee.

Board Committees

The Trust has an Audit Committee, consisting of Messrs. Weisser and Shanley. The members of the Audit Committee are not “interested” persons of the Trust (as defined in the 1940 Act). The primary responsibilities of the Trust’s Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the auditors); the supervision of investigations into matters relating to audit matters; the review with the independent registered public accounting firm of the results of audits; and addressing any other matters regarding audits. The Audit Committee met four times during the Trust’s most recent fiscal year.

The Trust also has a Nominating Committee, consisting of Messrs. Weisser and Shanley, each of whom is a disinterested member of the Board. The primary responsibilities of the Nominating Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating Committee also evaluates and nominates Board member candidates. The Nominating Committee will consider nominees recommended by shareholders. Such recommendations should be in writing and addressed to a Fund with attention to the Nominating Committee Chair. The recommendation must include the following Preliminary Information regarding the nominee: 1) name; 2) date of birth; 3) education; 4) business, professional or other relevant experience and areas of expertise; 5) current business and home addresses and contact information; 6) other board positions or prior experience; and 7) any knowledge and experience relating to investment companies and investment company governance. The Nominating Committee did not meet during the Trust’s most recent fiscal year.

The Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Weisser and Shanley. The members of the Qualified Legal Compliance Committee are not “interested” persons (as defined in the 1940 Act) of the Trust. The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report (“Report”) made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee, or agent of the Trust. The Qualified Legal Compliance Committee did not meet during the Trust’s most recent fiscal year.

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas (6th Avenue), 35th Floor, New York, New York 10019. As of the date of this SAI, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(1) Age: 45	Chief Executive Officer and Chief Investment Officer	One Year; Since 2006	Managing Director of Rafferty, 1999-present.	[ ]	N/A

Eric Falkeis: Age: 40	President	One Year; Since 2013	President, Rafferty Asset Management, LLC, since March 2013; formerly, Senior Vice President, U.S. Bancorp Fund Services, LLC (“USBFS”), September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, (1997-2007); formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	N/A	Trustee, Professionally Managed Portfolios (35 Funds)

Patrick J. Rudnick Age: 40	Principal Financial Officer and Assistant Secretary	One Year; Since 2010	Senior Vice President and Principal Financial Officer, Rafferty Asset Management, LLC, since March 2013; formerly, Vice President, USBFS, (2006 – 2013); formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	N/A	N/A

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Angela Brickl Age: 37	Chief Compliance Officer Secretary	One Year; Since 2012 One Year; Since 2011	General Counsel and Chief Compliance Officer, Rafferty Asset Management, LLC, since October 2010; Summer Associate at Skadden, Arps, Slate, Meagher & Flom, LLP, May – August 2009; Summer Associate at Foley & Lardner, LLP May – August 2008; Vice President USBFS November 2003 – August 2007.	N/A	N/A

(1)	Mr. O’Neill serves as Chairman of the Board of Trustees of the Direxion Shares ETF Trust.
(2)	The Direxion Family of Investment Companies consists of the Direxion Funds which, as of the date of this SAI, offers for sale to the public [ ] portfolios, the Direxion Insurance Trust which, as of the date of this SAI, offers for sale one portfolio and the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public [ ] of the [ ] funds currently registered with the SEC.

The following table shows the amount of equity securities in the Fund in the Direxion Family of Investment Companies owned by the Trustees as of the calendar year ended December 31, 2012:

Dollar Range of Equity Securities Owned:	Interested Trustees:	Disinterested Trustees:
	Lawrence C. Rafferty	Gerald E. Shanley III	John Weisser
Aggregate Dollar Range of Equity Securities in the Direxion Family of Investment Companies(1)	$0	$0	$10,001 - $50,000

(1)	The Direxion Family of Investment Companies consists of the Direxion Funds which, as of the date of this SAI, offers for sale to the public [ ] portfolios, the Direxion Insurance Trust which, as of the date of this SAI, offers for sale [ ] portfolio and the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public [ ] of the [ ] funds currently registered with the SEC.

The Funds had not commenced operations prior to the date of this SAI, therefore, the Trustees did not own equity securities of the Funds.

The Trust’s Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

No officer, director or employee of Rafferty receives any compensation from the Trust for acting as a Trustee or officer of the Trust.

The following table shows the compensation earned by each Trustee for the Trust’s fiscal year ended December 31, 2012.

Name of Person, Position	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees
Interested Trustees
Lawrence C. Rafferty	$0	$0	$0	$0
Disinterested Trustees
Gerald E. Shanley III	$1,010	$0	$0	$100,000
John Weisser	$1,010	$0	$0	$100,000

Principal Shareholders, Control Persons and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund.

Because the Funds had not commenced operations prior to the date of this SAI, the Funds did not have control persons or principal shareholders and the Trustees and officers did not own shares of the Funds.

Investment Adviser

Rafferty Asset Management, LLC, 1301 Avenue of the Americas (6th Avenue), 35th Floor, New York, New York 10019, provides investment advice to a Fund. Rafferty was organized as a New York limited liability company in June 1997. Lawrence C. Rafferty controls Rafferty through his ownership in Rafferty Holdings, LLC.

Under an investment advisory agreement (“Advisory Agreement”) between the Trust, on behalf of each Fund, and Rafferty, Rafferty provides a continuous investment program for the Funds’ assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Funds, subject to the supervision of the Trustees. Rafferty bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with or interested persons of Rafferty. The Trust bears all other expenses that are not assumed by Rafferty as described in the Prospectus. The Trust also is liable for nonrecurring expenses as may arise, including litigation to which the Fund may be a party. The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

The Advisory Agreement was initially approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of each Fund, in compliance with the 1940 Act on August 14, 2013. The Advisory Agreement with respect to each Fund will continue in force for an initial period of two years after the date of its approval. The Advisory Agreement is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Rafferty or the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of a Fund. The Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or Rafferty.

Pursuant to the Advisory Agreement, the Direxion VP Indexed Commodity Strategy Fund and Direxion VP Indexed Managed Futures Strategy Fund pay Rafferty 0.85% and 0.95%, respectively, at an annual rate based on its average daily net assets managed by Rafferty that are not invested in the CTS Subsidiary and MFS Subsidiary, respectively.

Pursuant to the Advisory Agreement, the Direxion VP Long/Short Global Currency Fund and Direxion Zacks VP MLP High Income Fund pay Rafferty at an annual rate of 0.60% and 0.75%, respectively, based on its average daily net assets.

The VP CTS Subsidiary and VP MFS Subsidiary have entered into separate investment advisory agreements with Rafferty. Under this agreement, Rafferty provides to each VP Subsidiary the same type of investment advisory services on substantially the same terms as Rafferty provides advisory services to the Direxion VP Indexed Commodity Strategy Fund and Direxion VP Indexed Managed Futures Strategy Fund. The Direxion VP Indexed Commodity Strategy Fund and Direxion VP Indexed Managed Futures Strategy Fund (not each VP Subsidiary) pays Rafferty an advisory fee as described above.

No advisory fees are provided for the Funds because they had not commenced operations prior to the date of this SAI.

Rafferty has entered into an Operating Services Agreement with each Fund. Under this Operating Service Agreement, Rafferty, in exchange for an Operating Services Fee paid to Rafferty by the Funds, has contractually obligated to pay all Fund expenses through September 1, 2015 other than the following: excluding, management fees, distribution and/or service fees, shareholder service fees, Acquired Fund Fees and Expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Fund. This agreement may be terminated at any time by the Board.

Rafferty shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust, Rafferty and the distributor have adopted Codes of Ethics. These codes permit portfolio managers and other access persons of the Funds to invest in securities that may be owned by the Fund, subject to certain restrictions.

Portfolio Managers

An investment team of Rafferty employees has the day-to-day responsibility for managing the Funds. The members of the investment team that are jointly and primarily responsible for the day-to-day management of the Fund are Paul Brigandi and Tony Ng. In addition to the Funds, Mr. Brigandi and Mr. Ng manage the following other accounts as of [            ], 2013:

Accounts	Total Number of Accounts	Total Assets		Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	[ ]	$	[ ]	0	$0
Other Pooled Investment Vehicles	[ ]	$	[ ]	0	$0
Other Accounts	[ ]	$	[ ]	0	$0

Rafferty manages no other accounts with an investment objective similar to that of the Funds. However, each Fund may invest in the same securities but the nature of each investment may be opposite and in different proportions. Rafferty ordinarily executes transactions for a Fund “market-on-close,” in which Funds purchasing or selling the same security receive the same closing price.

Rafferty has not identified any additional material conflicts between a Fund and other accounts managed by the investment committee. However, other actual or apparent conflicts of interest may arise in connection with the day-to-day management of a Fund and other accounts. The management of a Fund and other accounts may result in unequal time and attention being devoted to a Fund and other accounts. Rafferty’s management fees for the services it provides to other accounts varies and may be higher or lower than the advisory fees it receives from a Fund. This could create potential conflicts of interest in which the portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.

The investment committee’s compensation is paid by Rafferty. Their compensation primarily consists of a fixed base salary and a bonus. The investment committee’s salary is reviewed annually and increases are determined by factors such as performance and seniority. Bonuses are determined by the individual performance of an employee including factors such as attention to detail, process, and efficiency, and are impacted by the overall performance of the firm. The investment committee’s salary and bonus are not based on a Fund’s performance and as a result, no benchmarks are used. Along with all other employees of Rafferty, the investment committee may participate in the firm’s 401(k) retirement plan where Rafferty may make matching contributions up to a defined percentage of their salary.

Mr. Brigandi and Mr. Ng did not own any shares of the Funds as of the date of this SAI.

Proxy Voting Policies and Procedures

The Board has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to Rafferty the responsibility for voting proxies relating to portfolio securities held by a Fund as part of their investment advisory services, subject to the supervision and oversight of the Board. The Proxy Voting Policies of Rafferty are attached as Appendix B. Notwithstanding this delegation of responsibilities, however, each Fund retains the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of a Fund and their shareholders, taking into account the value of a Fund’s investments.

More Information. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request by calling toll-free, 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

Fund Administrator, Fund Accountant, Transfer Agent and Custodian

U.S. Bancorp Fund Services, LLC (“Administrator”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administrative, fund accounting and transfer agent services to a Fund. U.S. Bank, N.A., Custody Operations, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin, 53202, an affiliate of the Administrator, provides custodian services to a Fund.

Pursuant to an Administration Servicing Agreement (“Service Agreement”) between the Trust and the Administrator, the Administrator provides the Trust with administrative and management services (other than investment advisory services). As compensation for these services, the Trust pays the Administrator a fee based on the Trust’s total average daily net assets. The Administrator also is entitled to certain out-of-pocket expenses.

No administrative services fees are shown for the Funds because they had not commenced operations prior to the date of this SAI.

Pursuant to a Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC (“Fund Accountant”), the Fund Accountant provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. For these services, the Trust pays the

Fund Accountant a fee based on the Trust’s total average daily net assets. The Fund Accountant also is entitled to certain out-of-pocket expenses, including pricing expenses.

Pursuant to a Custodian Agreement, U.S. Bank N.A. serves as the custodian of a Fund’s assets. The Custodian holds and administers the assets in a Fund’s portfolios. Pursuant to the Custodian Agreement, the Custodian receives an annual fee based on the Trust’s total average daily net assets. The Custodian also is entitled to certain out-of-pocket expenses. U.S. Bank N.A. and/or its affiliates receive revenue from certain broker-dealers that may receive Rule 12b-1 fees or other payments from mutual funds in which certain of the Funds may invest. In recognition of this revenue, certain of these Funds may receive a credit from U.S. Bank N.A. and/or its affiliates for fees otherwise payable by the Funds.

Each VP Subsidiary has entered into agreements with the Trust’s service providers for the provision of administrative, accounting transfer agency and custody services. Each VP Subsidiary will bear the expenses associated with these services, which are not expected to be material in relation to the value of their respective Fund’s assets. It is also anticipated that the Direxion VP Indexed Commodity Strategy Fund and Direxion VP Indexed Managed Futures Strategy Fund’s own expenses will be reduced to some extent as a result of the payment of such expenses at the VP Subsidiary level. Therefore, it is expected that each Fund’s investment in their respective VP Subsidiaries will not result in a Fund’s paying duplicative fees for similar services provided to the Funds and the VP Subsidiaries.

Distributor

Rafferty Capital Markets, LLC, 1010 Franklin Avenue, 3rd Floor, Garden City, New York 11530, serves as the distributor (“Distributor”) in connection with the continuous offering of each Fund’s shares. The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of a Fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares. For the fiscal year ended December 31, 2012, the Distributor received $90,000 as compensation from Rafferty for distribution services for the Trust. Mr. Rafferty is an affiliated person of the Distributor.

Distribution Plan and Service Fees

Rule 12b-1 under the 1940 Act provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the rule. The Trustees have adopted a Rule 12b-1 Plan of Distribution (the “Plan”) for shares of each Fund pursuant to which each Fund may pay certain expenses incurred in the distribution of its shares and the servicing and maintenance of existing shareholder accounts.

Pursuant to the Plan, each Fund may pay up to 1.00% of the shares’ average daily net assets to insurance companies in connection with the distribution of shares and other service activities. The Board has authorized each Fund to pay 0.25% of a Fund’s average daily net assets on an annual basis to the insurance companies that issue variable annuity and variable life policies through which you may invest in the Funds. The insurance companies’ services may include printing and mailing of Fund prospectuses, statements of additional information, shareholder reports, sales brochures, compensation of insurance company sales personnel, account maintenance services, or other activities that the Board determines are primarily intended to result in the sale of Fund shares.

In addition, each Fund pays a separate annualized shareholder services fee of 0.20% of its average daily net assets.

The Plan was approved by the Trustees including the Independent Trustees of the Funds. In approving the Plan, the Trustees determined that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders. The Trustees will review quarterly and annually a written report provided by the Treasurer of the amounts expended under the Plan and the purposes for which such expenditures were made.

The Plan permits payments to be made by the Funds to the Distributor or other third parties for expenditures incurred in connection with the distribution of Fund shares to investors and the provision of certain shareholder services. The Distributor or other third parties are authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Funds. In addition, the Plan authorizes payments by the

Funds to the Distributor or other third parties for the cost related to selling or servicing efforts, preparing, printing and distributing Fund prospectuses, statements of additional information, and shareholder reports to investors.

Independent Registered Public Accounting Firm

[    ] is the independent registered public accounting firm for the Trust.

DETERMINATION OF NET ASSET VALUE

The NAV per share of each Fund is determined separately daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally at 4:00 p.m. Eastern time), each day the NYSE is open for business (“Business Day”). The NYSE is not open on New Year’s Day, Presidents’ Day, Martin Luther King’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ Global Market® (“NASDAQ®”) for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ® each Business Day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern time, unless that price is outside the range of the “inside” bid and asked prices; in that case, NASDAQ® will adjust the price to equal the inside bid or asked price, whichever is closer.

If, on a particular day, an exchange-traded security does not trade, then the mean between the closing bid and asked prices will be used. All equity securities that are not traded on a listed exchange held by a Fund will be valued at the last sales price in the OTC market, or, if no sales price is reported, the mean of the last bid and asked price is used. Securities and other assets for which market quotations are not readily available, or for which Rafferty has reason to question the validity of quotations received, are valued at fair value by procedures as adopted by the Board.

For purposes of determining NAV per share of a Fund, exchange-traded options and options on futures are valued at the composite price using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest asked price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on exchanges where the options are traded. If there are no trades for the option on a given business day, the composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non-exchange traded options are valued at the mean between the last bid and asked quotations.

The prices of futures contracts are valued either at the settlement prices established each day on the exchange on which they are traded if the settlement price reflects trading prior to the close of regular trading or at the last sales price prior to the close of regular trading if the settlement prices established by the exchange reflects trading after the close of regular trading.

Swap contracts are valued using the closing prices of the underlying reference entity or the closing value of the underlying reference index.

Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of such currencies against the U.S. Dollar, as provided by an independent pricing service or reporting agency.

Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. If the Board determines that the amortized cost method does not represent the fair value of the short-term debt instrument, the investment will be valued at fair value as determined by procedures as adopted by the Board. Other debt securities (including credit default swaps) are valued by using either the closing bid and ask prices provided by the Funds’ pricing service or the mean between the closing bid and ask prices provided by brokers that make markets in such instruments, or if such prices are unavailable, by a pricing matrix method. U.S.

government securities are valued at the mean between the closing bid and asked price provided by an independent third party pricing service.

Dividend income and other distributions are recorded on the ex-distribution date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets not valued in accordance with the foregoing principles will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to Rafferty or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations. The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of a Fund are valued at fair value.

For purposes of calculating their daily NAV, a Fund typically reflects changes in its holdings of portfolio securities on the first business day following a portfolio trade (commonly known as “T+1 accounting”). However, each Fund is permitted to include same day trades when calculating its NAV (commonly referred to as “trade date accounting”) on days when a Fund receives substantial redemptions. Such redemptions can result in an adverse impact on a Fund’s NAV when there is a disparity between the trade price and the closing price of the security. Thus, a Fund’s use of trade date accounting is likely to lessen the impact of substantial redemptions on a Fund’s NAV.

Additional Information Regarding Deferred Tax Liability (Direxion Zacks VP MLP High Income Fund)

Because the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, the Fund will incur tax expenses. In calculating the Fund’s daily NAV, the Fund will, among other things, account for its deferred tax liability and/or asset balances. As a result, any deferred tax liability is reflected in the Fund’s daily NAV.

The Fund will accrue, in accordance with generally accepted accounting principles, a deferred income tax liability balance at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an assumed state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by a Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. The Fund’s current and deferred tax liability, if any, will depend upon the Fund’s net investment gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Any deferred tax liability balance will reduce a Fund’s NAV.

The Fund also will accrue, in accordance with generally accepted accounting principles, a deferred tax asset balance which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV. To the extent the Fund has a deferred tax asset balance, the Fund will assess, in accordance with generally accepted accounting principles, whether a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance, is required. Pursuant to Financial Accounting Standards Board Accounting Standards Codification 740 (FASB ASC 740), the Fund will assess a valuation allowance to reduce some or all of the deferred tax asset balance if, based on the weight of all available evidence, both negative and positive, it is more likely than not that some or all of the deferred tax asset will not be realized. The Fund will use judgment in considering the relative impact of negative and positive evidence. The weight given to the potential effect of negative and positive evidence will be commensurate with the extent to which such evidence can be objectively verified. The Fund’s assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are dependent on, among other factors, future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may be limited or expire unused. However, this assessment generally may not consider the potential for market value increases with respect to the Fund’s investments in equity securities of MLPs or any other securities or assets. Significant weight is given to the Fund’s forecast of future taxable income, which is based on, among other factors, the expected continuation of MLP cash distributions at or near current levels. Consideration is also given to the effects of the potential of additional future realized and unrealized gains or losses on investments and the period over which deferred tax assets can be realized, as federal tax net operating loss carryforwards expire in twenty years and federal capital loss carryforwards expire in five years. Recovery of a deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. The Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset in connection with the calculation of a Fund’s NAV per share each day; however, to the extent the final valuation allowance differs from the estimates the Fund used in calculating the Fund’s daily NAV, the application of such final valuation allowance could have a material impact on the Fund’s NAV.

The Fund’s deferred tax asset and/or liability balances is estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Fund will rely to some extent on information provided by MLPs in determining the extent to which distributions received from MLPs constitute a return of capital, which information may not be provided to the Fund on a timely basis, in order to estimate deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. If such information is not received from such MLPs on a timely basis, the Fund will estimate the extent to which distributions received from MLPs constitute a return of capital based on average historical tax characterization of distributions made by MLPs. The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of a Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability. Actual income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors. As a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV. The Fund’s daily NAV calculation will be based on then current estimates and assumptions regarding the Fund’s deferred tax liability and/or asset balances and any applicable valuation allowance, based on all information available to the Fund at such time. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material.

PURCHASES AND REDEMPTIONS

The insurance company separate accounts in which premiums from the Contracts are deposited (“Separate Accounts”) may purchase and redeem shares of the Funds on each day the NYSE are open for trading. Purchases and redemptions may be effected based on the amount of premium payments to be invested or surrendered and transfer requests, among other things. No fees are charged to the Separate Accounts when they purchase or redeem shares of the Fund.

SHAREHOLDER AND OTHER INFORMATION

Shareholder Information

The Separate Accounts and Qualified Plan sponsors and not the individual Contract or Plan owners are the shareholders of the Fund. However, the Contracts and Qualified Plans may pass through voting rights to the contract owners. Each share of the Fund gives the shareholder one vote in matters submitted to shareholders for a vote. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Shares are not transferable. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust’s or the Fund’s operation and for the election of Trustees under certain circumstances. Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of a Trust’s outstanding shares.

Other Information

Potential Conflicts. Shares of the Fund may serve as the underlying investments for the separate accounts of unaffiliated insurance companies for both annuity contracts and life insurance policies. The interests of various contract and policy owners might at some time be in conflict. The Trust does not presently foresee any conflict.

However, the Board intends to monitor events to identify any material irreconcilable conflict that may arise and to determine what action, if any, should be taken in response to such conflict. If such conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw its investments in the Fund. This may require the Fund to sell securities at unfavorable prices.

Index Licensor Information

The Trust has entered into a licensing agreement with The McGraw-Hill Companies, Inc. to permit the use of certain servicemarks in connection with its registration statement and other materials. “Standard & Poor’s®,” “S&P®,” “S&P 500®” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Funds.

TAXES

Regulated Investment Company Status. Each Fund is treated as a separate corporation for federal tax purposes and intends to continue to qualify for treatment as a RIC. If a Fund so qualifies and satisfies the Distribution Requirement (defined below) for a taxable year, it will not be subject to federal income tax on the part of its investment company taxable income (generally consisting of net investment income, short-term gain, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain it distributes to its shareholders for that year.

To qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements. These requirements include the following: (1) a Fund must derive at least 90% of its gross income each taxable year from the following sources (collectively, “Qualifying income”) (a) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of a Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) securities (other than government securities or the securities of other RICs) of any one issuer, (ii) securities (other than securities of other RICs) of two or more issuers a Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (iii) securities of one or more QPTPs (collectively, “RIC Diversification Requirements”). The Internal Revenue Service (“IRS”) has ruled that income from a derivative contract on a commodity index generally is not Qualifying Income.

Although each Fund intends to continue to satisfy all the foregoing requirements, there is no assurance that it will be able to do so. The investment by a Fund primarily in options and futures positions entails some risk that it might fail to satisfy one or both of the RIC Diversification Requirements. There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation used by a Fund, pursuant to which it would be treated as satisfying the RIC Diversification Requirements, would not be accepted in an audit by the IRS, which might apply a different method resulting in disqualification of the Fund.

If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) its taxable income, including net capital gain, would be taxed at corporate income tax rates (up to 35%), (2) it would not receive a deduction on the distributions to its shareholders, (3) it would be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment, and (4) more importantly, each Separate Account invested therein would fail to satisfy the diversification requirement imposed by section 817(h) of the Code and the regulations thereunder (“Section 817 Diversification Requirement”) (described below), with the result that the Contracts supported by that account would no longer be eligible for tax deferral. However, the

Regulated Investment Company Modernization Act of 2010 provides certain savings provisions that enable a RIC to cure a failure to satisfy any of the Income and RIC Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements.

The Direxion VP Indexed Commodity Strategy Fund and Direxion VP Indexed Managed Futures Strategy Fund may invest in commodity-linked instruments. Revenue Ruling 2006-1 (as modified by Revenue Ruling 2006-31) concludes that the income from certain commodity-linked derivative contracts is not Qualifying Income, but numerous subsequent private letter rulings the Service issued (“PLRs”) treat income from commodity-linked notes (as distinguished from commodity-linked derivatives) similar to those in which those Funds may invest in the future, as well as income derived from a wholly owned subsidiary similar to the Subsidiaries, as Qualifying Income, in the latter case even if the subsidiary itself invests in commodity-linked derivatives. Although a PLR may only be relied on by the taxpayer(s) that receives it, and neither of those Funds will seek a PLR regarding its investments in commodity-linked notes and the VP Subsidiaries, the Direxion VP Indexed Commodity Strategy Fund and Direxion VP Indexed Managed Futures Strategy Fund intend to treat the income each derives from those investments as Qualifying Income based on the analysis in the PLRs mentioned above; and each thus will seek to restrict its income from derivatives, such as commodity-linked swaps, and other sources that do not generate Qualifying Income to a maximum of 10% of its annual gross income and will seek to gain exposure to the commodities markets primarily through investments in commodity-linked notes and its Subsidiaries. Shareholders and potential investors should be aware, however, that, in July 2011, the Service suspended the issuance of such PLRs pending its re-examination of the policies underlying them, which was still ongoing at the date of this SAI. If, at the end of that re-examination, the Service changes its position with respect to the conclusions reached in those PLRs, and the changed position was upheld, then the Direxion VP Indexed Commodity Strategy Fund and/or Direxion VP Indexed Managed Futures Strategy Fund might be required to restructure its investments to satisfy the Income Requirement or might cease to qualify as a RIC, with the consequences described in the following paragraph.

Additional Diversification Requirement. Each Fund intends to comply with the Section 817 Diversification Requirement imposed on insurance company segregated asset (i.e., separate) accounts. This requirement, which is in addition to the RIC Diversification Requirements imposed on the Fund, places certain limitations on the assets of each Separate Account — and, because section 817(h) and the regulations thereunder treat those assets as assets of a Fund’s assets Separate Accounts — that may be invested in securities of a single issuer. Specifically, the regulations require that, except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within thirty days thereafter, no more than 55% of the value of a Separate Account’s total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a Separate Account will be treated as being adequately diversified if the RIC Diversification Requirements are satisfied and no more than 55% of the value of the account’s total assets is cash and cash items, government securities and securities of other RICs. A Fund’s failure to satisfy the Section 817 Diversification Requirements would result in taxation of the insurance company issuing the Contracts the premiums from which are invested through the Separate Accounts and treatment of the holders thereof other than as described in the applicable Contract prospectus.

Income from Foreign Securities. Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues dividends, interest, or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders.

Each Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the 15% maximum federal income tax rate on individuals’ QDI.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then, in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax — even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the PFIC’s stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Derivatives Strategies. The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as Qualifying Income. Each Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment to mitigate the effect of these rules, seek to prevent its disqualification as a RIC, and minimize the imposition of federal income and excise taxes.

Some futures contracts, foreign currency contracts that are traded in the interbank market, and “nonequity options” (i.e., certain listed options, such as those on a “broad-based” securities index) — except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement – in which a Fund may invest may be subject to Code section 1256 (collectively “section 1256 contracts”). Section 1256 contracts that a Fund holds at the end of its taxable year must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it. A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of options, futures, and forward contracts in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale. If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto. If a Fund exercises a purchased call option, the premium it paid for the option will be added to the basis in the subject securities or futures contract.

If a Fund has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund - Investment in a Subsidiary. The Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund will invest up to 25% of its total assets (by value) in the CTS Subsidiary and MFS Subsidiary, respectively, which are expected to provide their respective Funds with exposure to the commodities markets within the limitations of the Income Requirement. Each Subsidiary will be classified as a corporation for federal tax purposes and, as a foreign corporation, generally will not be subject to federal income taxation unless it is engaged in a U.S. trade or business. A foreign corporation that is not a dealer in stocks, securities, or commodities may engage in the following activities without being deemed to be so engaged: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading in commodities that are “of a kind customarily dealt in on an organized commodity exchange . . . if the transaction is of a kind customarily consummated at such place” for its own account. It is expected that each Subsidiary will conduct its securities and commodities trading activities to comply with the foregoing.

In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to federal income tax at a flat rate of 30% (or lower treaty rate) on the gross amount of certain U.S.-source income, including dividends and certain interest income, that is not effectively connected with a U.S. trade or business. There is no tax treaty in force between the United States and the Cayman Islands that would reduce the 30% rate. The 30% tax does not apply to U.S.-source capital gains (whether long-term or short-term), interest paid to a foreign corporation on its deposits with U.S. banks, or “portfolio interest” (which includes interest, including OID, on certain obligations in registered form and, under certain circumstances, interest on bearer obligations).

Each Subsidiary will be a “controlled foreign corporation” (“CFC”) if, on any day of its taxable year, more than 50% of the voting power or value of its stock is directly, indirectly, or constructively owned by “United States shareholders.” A United States shareholder is defined as a “United States person” (as defined in Code section 957(c)) who directly, indirectly, or constructively owns 10% or more of the total combined voting power of all classes of a foreign corporation’s voting stock. Because each of the Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund is a United States shareholder of its Subsidiary — it is a United States person that owns and will continue to own at least 10% of the voting power of its Subsidiary’s stock — that owns all of its Subsidiary’s stock, each Subsidiary thus is a CFC. As a United States shareholder, each such Fund annually is required to include in its gross income all of its Subsidiary’s “subpart F income” — which includes interest, OID, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, net payments received with respect to equity swaps and similar derivatives, and net gains from transactions (including futures and forwards) in commodities and is expected to constitute all of each Subsidiary’s income — regardless of whether the Subsidiary distributes that income to the Fund. Each Fund’s recognition of its Subsidiary’s subpart F income increases its tax basis in its stock in the Subsidiary. Distributions by a Subsidiary to a Fund, if any, will be tax-free, to the extent of its previously undistributed subpart F income, and will correspondingly reduce the Fund’s tax basis in the Subsidiary’s stock. Subpart F income is generally treated as ordinary income, regardless of the character of a Subsidiary’s underlying income.

Income from Zero-Coupon and Payment-in-Kind Securities. A Fund may acquire zero-coupon or other securities (such as strips and delayed interest securities) issued with OID. As a holder of those securities, a Fund must include in its gross income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, a Fund must include in its gross income securities it receives as “interest” on payment-in-kind securities. With respect to “market discount bonds” (i.e., bonds purchased at a price less than their issue price plus the portion of OID previously accrued thereon), a Fund may elect to accrue and include in income taxable each year a portion of the bonds’ market discount. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Additional Tax Information (Direxion Zacks VP MLP High Income Fund)

The Fund is taxed as a regular corporation under Subchapter C of the Code for federal income tax purposes and as such is obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund will be obligated to pay federal and state taxes on its taxable income as opposed to most other investment companies which are not so obligated.

As discussed below, the Fund expects that a portion of the distribution it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, the fund must report its allocable share of the MLPs’ taxable income in computing its taxable income, regardless of the extent (if any) to which the MLPs make distributions. Based upon the Adviser’s review of the historic results of the types of MLPs in which the Fund invests, the Adviser expects that the cash flow received by the Fund with respect to its MLP investments will generally exceed the taxable income allocated to the Fund (and this excess generally will not be currently taxable to the Fund but, rather, will result in a reduction of the Fund’s adjusted tax basis in each MLP as described in the following paragraph). This is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation. There is no assurance that the Adviser’s expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there may be greater tax expense borne by the Fund and less cash available to distribute to you or to pay to expenses.

The Fund will also be subject to U.S. federal income tax at the regular graduated corporate tax rates on any gain recognized by the Fund on any sale of equity securities of an MLP. Cash distributions from an MLP to the Fund that exceed Fund’s allocable share of such MLP’s net taxable income will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in Fund’s adjusted tax basis in the MLP equity securities will increase the amount of any taxable gain (or decrease the amount of any tax loss) recognized by the Fund on a subsequent sale of the securities.

The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital and (ii) capital appreciation of its investments. Upon the sale of MLP security, the Fund may be liable for previously deferred taxes, and an adjustment to the deferred income tax liability will be made at such time to reflect the actual taxes paid. The Fund will rely to some extent on information provided by the MLPs which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, the Adviser will modify the estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations currently 35% and an assumed rate attributable to state taxes.

Distributions made to you by the Fund (other than distributions in redemption of shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of your allocable share of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. Based upon the historic performance of the types of MLPs in which the Fund intends to invest, the Adviser anticipates that the cash distributed from the MLPs generally will exceed the Fund’s Share of the MLPs’ taxable income. Consequently, the Adviser anticipates that only a portion of the Fund’s distributions will be treated as dividend income to you. To the extent that distributions to you exceed your allocable share of the Fund’s current and accumulated earnings and profits, your tax basis in the Fund’s Shares with respect to which the distribution is made will be reduced, which will increase the amount of any taxable gain (or decrease the amount of any tax loss) realized upon a subsequent sale or redemption of such shares. To the extent you hold such shares as a capital asset and have no further basis in the shares to offset the distribution, you will report the excess as capital gain.

Distributions treated as dividends under the foregoing rules generally will be taxable as ordinary income to you but may be treated as “qualified dividend income.” Under current federal income tax law, qualified dividend income received by individuals and other non corporate shareholders is taxed at long-term capital gain rates, which currently reach a maximum of 15% (20% for taxpayers with taxable income exceeding $400,000 or $450,000 if married filing jointly). For a dividend to constitute qualified dividend income, the shareholder generally must hold the shares paying the dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date, although a longer period may apply if the shareholder engages in certain risk reduction transactions with respect to the common stock.

Deferred income taxes reflect (1) taxes on unrealized gains/(losses) which are attributable to the difference between the fair market value and tax basis of the Fund’s investments and (2) the tax benefit of accumulated capital or net operating losses. The Fund will accrue a net deferred tax liability if its future tax liability on its unrealized gains exceeds the tax benefit of its accumulated capital or net operating losses, if any. The Fund does not currently intend to accrue a net deferred tax asset. However, the Fund may in the future determine to accrue a net deferred tax asset if the Fund’s future tax liability on unrealized gains is less than the tax benefit of the Fund’s accumulated capital or net operating losses or if the Fund has net unrealized losses on its investments.

To the extent we have a net deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically based on the criteria established by the Statement of Financial Standards, Accounting for Income Taxes (ASC 740) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In our assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that capital or net operating loss carryforwards may expire unused. If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on the Fund’s NAV and results of operations in the period it is recorded.

A sale or exchange of shares in the Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares of the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

*  *  *  *  *

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Fund. No attempt is made to present a complete explanation of the federal tax treatment of the Fund and its shareholder activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the Fund and to distributions therefrom.

Capital Loss Carryovers. To the extent that a Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryover.

Pursuant to the Regulated Investment Company Modernization Act of 2010, capital losses sustained in future taxable years will not expire and may be carried over without limitation.

FINANCIAL STATEMENTS

Because the Funds had not commenced operations prior to the date of this SAI, no financial statements are available for the Funds.

Appendix A

Description of Corporate Bond Ratings

Moody’s Investors Service and Standard and Poor’s Corporation are two prominent independent rating agencies that rate the quality of bonds. Following are expanded explanations of the ratings shown in the Prospectus and this SAI.

Moody’s Investors Service – Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc. and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody’s Investors Service – Municipal Bond Ratings

The following descriptions of Moody’s long-term municipal bond ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard and Poor’s – Long-Term Corporate and Municipal Bond Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Moody’s Investors Service – Short-Term Ratings

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard and Poor’s – Short-Term Municipal Ratings

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Moody’s Investors Service – Commercial Paper Ratings

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Standard and Poor’s – Commercial Paper Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation , including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings: S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

APPENDIX B

DIREXION FUNDS

DIREXION INSURANCE TRUST

PROXY VOTING POLICIES AND PROCEDURES

Recognizing the increased scrutiny that both institutions and corporations are under, it is important to have corporate governance that appreciates the importance of consistently applied policy guidelines that are aligned with investors’ views on key issues. With this in mind we currently use ISS’s proxy voting service to execute ballots on behalf of the Direxion Funds and the Direxion Insurance Trust (collectively, the “Trust”). ISS prepares custom research and votes per their recommendation. If we agree with their recommendation, no action is required. However, we retain the right and ability to override the vote if you disagree with ISS’s vote recommendation.

I.	Duty to Vote Proxies

Rafferty Asset Management, LLC (“Rafferty”) views seriously its responsibility to exercise voting authority over securities that are owned by the Trust.

To document that proxies are being voted, ISS (on behalf of the Trust) will maintain a record reflecting when and how each proxy is voted consistent with the requirements of Rule 206(4)-6 under the Investment Advisors Act of 1940 and other applicable regulations. Rafferty will make its proxy voting history and policies and procedures available to shareholders upon request.

II.	Guidelines for Voting Proxies

Rafferty generally follows the recommendations of ISS’s proxy voting guidelines as outlined below. Proxy proposals are considered on their own merits and a determination is made as to support or oppose management’s recommendation. Rafferty will typically accept ISS’s recommendations on social issues as it does not have the means to evaluate the economic impact of such proposals, or determine a consensus among shareholders’ social or political viewpoints.

III.	Review and Compliance

It is Rafferty’s responsibility to oversee ISS’s proxy voting to ensure compliance and timely reporting to US Bank. Reports are verified monthly through ISS’s Votex website. ISS provides US Bank with the NP-X file covering the period from July 1st through June 30th of the following year. US Bank files the NP-X with the SEC on the Trust’s behalf. These records are maintained for five years and the previous two years proxy voting records can be accessed by contacting US Bank.

Below is a summary outlining ISS’s US Proxy Voting Guidelines.

1. Auditors

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

•	Fees for non-audit services are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

•	Composition of the board and key board committees;

•	Attendance at board and committee meetings;

•	Corporate governance provisions and takeover activity;

•	Disclosures under Section 404 of the Sarbanes-Oxley Act;

•	Long-term company performance relative to a market and peer index;

•	Extent of the director’s investment in the company;

•	Existence of related party transactions;

•	Whether the chairman is also serving as CEO;

•	Whether a retired CEO sits on the board;

•	Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

•	The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

•	A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group.

WITHHOLD from inside directors and affiliated outside directors when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

•	A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

•	There is a negative correlation between chief executive pay and company performance;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);

•	Two-thirds independent board;

•	All-independent key committees;

•	Established governance guidelines;

•	The company does not under-perform its peers.

Majority Vote Shareholder Proposals

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

At a minimum, a company’s policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

•	Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

•	The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee’s status;

•	The policy needs to specify that the process of determining the nominee’s status will be managed by independent directors and must exclude the nominee in question;

•	An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

•	The final decision on the nominee’s status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20 percent trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, evaluate the proposed transaction based on these factors:

•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

•	Market reaction - How has the market responded to the proposed deal?

•	Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.

•	Negotiations and process - Were the terms of the transaction negotiated at arm’s length? Was the process fair and equitable?

•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.

•	Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create “de-clawed” blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options without prior shareholder approval;

•	There is a disconnect between CEO pay and the company’s performance;

•	The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or

•	The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

•	Stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:

•	A minimum vesting of three years for stock options or restricted stock; or

•	Deferred stock payable at the end of a three-year deferral period.

•	A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•	No retirement/benefits and perquisites for non-employee directors; and

•	A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Disclosure of CEO Compensation-Tally Sheet

Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

Employee Stock Purchase Plans—Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

•	Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Option Exchange Programs/Re-pricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-pricing to a shareholder vote.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

•	A trigger beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

•	Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

•	The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Drug Pricing and Re-importation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•	The existing level of disclosure on pricing policies;

•	Deviation from established industry pricing norms;

•	The company’s existing initiatives to provide its products to needy consumers;

•	Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

•	New legislation is adopted allowing development and drilling in the ANWR region;

•	The company intends to pursue operations in the ANWR; and

•	The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•	The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

•	The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

•	The company does not maintain operations in Kyoto signatory markets;

•	The company already evaluates and substantially discloses such information; or,

•	Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s net asset value;

•	The fund’s history of shareholder relations;

•	The performance of other funds under the advisor’s management.

THE DIREXION INSURANCE TRUST

PART C

OTHER INFORMATION

Item 28.	Exhibits.

(a)	(i)	Declaration of Trust is herein incorporated by reference from the Direxion Insurance Trust’s (the “Trust”) Initial Registration Statement on Form N-1A as filed with the Securities and Exchange Commission (“SEC”) on December 29, 1999.

	(ii)	Amendment to the Declaration of Trust dated April 5, 2006 is herein incorporated by reference from the Trust’s Initial Registration Statement on Form N-1A with the SEC on April 28, 2006.

(b)		By-Laws are herein incorporated by reference from the Trust’s Initial Registration Statement on Form N-1A as filed with the SEC on December 29, 1999.

(c)		Voting trust agreement – None.

(d)	(i)(A)	Form of Investment Advisory Agreement is herein incorporated by reference from Post-Effective Amendment No. 32 to the Trust’s Registration Statement filed with the SEC on April 30, 2010.

	(i)(B)	Amendment to Schedule A of the Investment Advisory Agreement – filed herewith.

(e)	(i)(A)	Amended and Restated Distribution Agreement between the Trust and Rafferty Capital Markets, LLC is herein incorporated by reference from Post-Effective Amendment No. 32 to the Trust’s Registration Statement filed with the SEC on April 30, 2010.

	(i)(B)	Amendment to Schedule A and Schedule B of the Amended and Restated Distribution Agreement between the Trust and RCM – filed herewith.

	(ii)(A)	Form of Services Agreement is herein incorporated by reference from Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A as filed with the SEC on May 9, 2000.

	(ii)(B)	Amendment to Exhibit A to the Services Agreement is herein incorporated by reference from Post-Effective Amendment No. 27 to the Trust’s Registration Statement on Form N-1A as filed with the SEC on August 28, 2006.

(f)		Bonus, profit sharing contracts – None.

(g)		Custodian Agreement between the Trust and U.S. Bank, NA is herein incorporated by reference from Post-Effective Amendment No. 32 to the Trust’s Registration Statement filed with the SEC on April 30, 2010.

(h)	(i)	Transfer Agent Agreement between the Trust and U.S. Bancorp Fund Services, LLC is herein incorporated by reference from Post-Effective Amendment No. 32 to the Trust’s Registration Statement filed with the SEC on April 30, 2010.

	(ii)	Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC is herein incorporated by reference from Post-Effective Amendment No. 32 to the Trust’s Registration Statement filed with the SEC on April 30, 2010.

1

	(iii)	Fund Administrative Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC is herein incorporated by reference from Post-Effective Amendment No. 32 to the Trust’s Registration Statement filed with the SEC on April 30, 2010.

	(iv)	Form of Participation Agreement is herein incorporated by reference from Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A as filed with the SEC on May 9, 2000.

	(v)(A)	Form of Operating Services Agreement is herein incorporated by reference from Post-Effective Amendment No. 32 to the Trust’s Registration Statement filed with the SEC on April 30, 2010.

	(v)(B)	Amendment to Schedule A of the Operating Services Agreement – filed herewith.

(i)		Opinion and Consent of Counsel – to be filed by amendment.

(j)		Power of Attorney and Certified Resolutions – filed herewith.

(k)		Audited seed capital statements are herein incorporated by reference from Post-Effective Amendment No. 13 to the Trust Registration Statement on Form N-1A as filed with the SEC on April 30, 2004.

(l)		Letter of investment intent is herein incorporated by reference from Post-Effective Amendment No. 13 to the Trust Registration Statement on Form N-1A as filed with the SEC on April 30, 2004.

(m)	(i)(A)	Distribution Plan pursuant to Rule 12b-1 is herein incorporated by reference from Post-Effective Amendment No. 32 to the Trust’s Registration Statement filed with the SEC on April 30, 2010.

	(i)(B)	Amendment to Schedule A of the Distribution Plan pursuant to Rule 12b-1 – filed herewith.

	(ii)(A)	Investor Class Shareholder Service Plan is herein incorporated by reference from Post-Effective Amendment No. 32 to the Trust’s Registration Statement filed with the SEC on April 30, 2010.

	(ii)(B)	Amendment to Schedule A of the Shareholder Service Plan – filed herewith.

(n)		Plan pursuant to Rule 18f-3 – None.

(o)		Reserved.

(p)	(i)	Code of Ethics for Direxion (formerly, Potomac) Insurance Trust and Rafferty Asset Management, LLC is herein incorporated by reference from Post-Effective Amendment No. 20 to the Trust’s Registration Statement on Form N-1A as filed with the SEC on May 2, 2005.

	(ii)	Code of Ethics of Flexible Plan Investments, Ltd. is herein incorporated by reference from Post-Effective Amendment No. 12 to the Trust’s Registration Statement on Form N-1A as filed with the SEC on April 9, 2004.

	(iii)	Code of Ethics of Rafferty Capital Markets, LLC is herein incorporated by reference from Post-Effective Amendment No. 11 to the Trust’s Registration Statement on Form N-1A as filed with the SEC on March 5, 2004.

Item 29.	Persons Controlled by or Under Common Control with Registrant

None.

2

Item 30.	Indemnification

Article XI, Section 2 of the Trust’s Declaration of Trust provides that:

(a)	Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust and/or by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof;

(ii) the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while a Covered Person is in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)	No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or

(ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry or full investigation); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent legal counsel.

(c)	The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

(d)	Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that:

(i)	such Covered Person shall have provided appropriate security for such undertaking,

(ii)	the Trust is insured against losses arising out of any such advance payments, or

3

(iii)	either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust and not a partnership. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Series or the Trustees. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Article XII, Section 2 provides that, subject to the provisions of Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

Item 31.	Business and Other Connections of Investment Adviser

Rafferty Asset Management, LLC (the “Adviser”), 1301 Avenue of the Americas (6th Avenue), 35th Floor, New York, New York 10019, offers investment advisory services. Information as to the officers and directors of the Adviser is included in its current Form ADV filed with the Securities and Exchange Commission (Registration Number 801-54679).

Item 32.	Principal Underwriter

(a)	Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, NY 11530, serves as principal underwriter for the Rafferty Capital Markets, LLC, 1010 Franklin Avenue, Garden City, NY 11530, serves as principal underwriter for the Direxion Funds, Armour Funds, Aviemore Funds, Bretton Funds, Castle Focus Fund, Chou America Mutual Fund, Christopher Weil & Co. Funds, Conestoga Funds, Entrepreneur Shares, FMI Funds, HNP Capital Growth & Preservation Fund, Hagin Keystone Fund, Jacobs-Broel Fund, Leuthold Funds, Longleaf Partners Fund, Marketocracy Funds, Neiman Funds, New Frontiers KC India Fund, Outfitter Fund, Paradigm Funds, PIP New Generation Fund, Ranger Funds, Reynolds Funds, Rocky Peak Funds, Satuit Funds, Sparrow Funds, Valley Forge Funds and Wireless Fund.

(b)	The director and officers of Rafferty Capital Markets, LLC are:

Name	Positions and Offices with Underwriter	Position and Offices with Registrant
Thomas A. Mulrooney	President	None

Lawrence C. Rafferty	Director	Chairman of the Board of Trustees

Stephen P. Sprague	Chief Financial Officer	None

The principal business address of each of the persons listed above is 1010 Franklin Avenue, Garden City, New York 11530.

Item 33.	Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, (the “1940 Act”) are maintained in the physical possession of the Trust’s investment adviser, subadviser, administrator, custodian, subcustodian, or transfer agent.

Item 34.	Management Services

Not applicable.

4

Item 35.	Undertakings

Not applicable.

5

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, (the “Securities Act”) and the 1940 Act, the Registrant has duly caused this Post-Effective Amendment No. 39 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on September 11, 2013.

DIREXION INSURANCE TRUST

By:	/s/ Daniel D. O’Neill*
Daniel D. O’Neill President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 39 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lawrence C. Rafferty*	Chairman of the Board	September 11, 2013
Lawrence C. Rafferty

/s/ Gerald E. Shanley III*	Trustee	September 11, 2013
Gerald E. Shanley III

/s/ John Weisser*	Trustee	September 11, 2013
John Weisser

/s/ Daniel D. O’Neill*	Chief Executive Officer and	September 11, 2013
Daniel D. O’Neill	Chief Investment Officer

/s/ Eric W. Falkeis*	President	September 11, 2013
Eric W. Falkeis

/s/ Patrick J. Rudnick*	Principal Financial Officer	September 11, 2013
Patrick J. Rudnick	and Assistant Secretary

*By: /s/ Angela Brickl

        Attorney-In Fact pursuant to the Power of

        Attorney – filed herewith as Exhibit J.

INDEX TO EXHIBITS

Exhibit Number	Description

(d)(i)(B)	Amendment to Schedule A of the Investment Advisory Agreement

(e)(i)(B)	Amendment to Schedule A and Schedule B of the Amended and Restated Distribution Agreement

(h)(v)(B)	Amendment to Schedule A of the Operating Services Agreement

(j)	Power of Attorney and Certified Resolutions

(m)(i)(B)	Amendment to Schedule A of the Distribution Plan pursuant to Rule 12b-1

(m)(ii)(B)	Amendment to Schedule A of the Shareholder Service Plan